Exhibit 10.2

SUBLICENSE AND RESEARCH AGREEMENT

This Agreement is made and entered into this 18th day of June, 2001 by and between Xenon Genetics Inc., a corporation organized a d existing under the laws of Canada, with registered offices at Suite 100 - 2386 East Mall, Vancouver, BC, Canada V6T 1Z3 (hereinafter referred to as: “Xenon”), of the one part, and Amsterdam Molecular Therapeutics B.V., a closed limited liability company organized and existing under the laws of the Netherlands, with registered offices at Meibergdreef 61, 1105 BA Amsterdam, the Netherlands, (hereinafter referred to as “AMT”), of the other part, the parties (hereinafter also individually referred to as “Party” and collectively as “Parties”);

WITNESSETH

WHEREAS AMT is conducting research and development programs in the area of gene therapy and has extensive research and development capabilities, including production facilities, to investigate and develop new therapeutics for use in the area of gene therapy;

WHEREAS, the University of British Columbia (hereinafter referred to as: “UBC”) has expertise with respect to lipoprotein lipase (hereinafter referred to as “LPL”) specifically in the area of diagnostics, animal models, clinical genetics and gene therapy, such research programs headed by Dr. Michael Hayden;

WHEREAS for many years, UBC and Academic Hospital at the University of Amsterdam (“AMC”) have an ongoing research collaboration with respect to LPL, such programs headed by their respective principal researchers Dr. John Kastelein from AMC and Dr. Michael Hayden from UBC;

WHEREAS UBC and AMC wish to extend their scientific collaboration in the area of LPL gene therapy in humans including all research and development required for establishing a successful clinical LPL gene therapy protocol, with commercial aspects, for their mutual benefit;

WHEREAS AMT has expressed its interest in becoming responsible for the following: the total commercial operation, including development of the preclinical and clinical program,

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

production of preclinical and clinical products, all current intellectual property rights of the Parties in the LPL gene therapy field, as well as improvements, variations, updates, modifications and enhancements to the existing intellectual property rights that will result from the joined activities of the Parties in this field;

WHEREAS AMC has granted an exclusive license to AMT with respect to its intellectual property rights in the area of LPL gene therapy in humans, including, (pending receipt of the final approval of UBC, in accordance with the Letter of Intent between UBC and AMC in that regard), all AMC’s rights relating to UBC-Amsterdam Technology (as defined hereafter) of which invention Dr. Michael Hayden and Dr. Kastelein are the inventors, including PCT Application #CA00/00762, and all patents and patent applications accruing therefrom;

WHEREAS UBC owns the intellectual property, including patents related to the UBC Technology, as defined hereinafter, and also, jointly with [†], patents related to the UBC-[†] Technology, as defined hereinafter, and also, jointly with AMC, patents related to the UBC-Amsterdam Technology, as defined hereinafter;

WHEREAS on August 1, 2000 Xenon entered into a Collaborative Research Agreement with UBC, pursuant to which UBC shall perform research projects for Xenon by making use of the know how and information it has developed relating to the technologies described above;

WHEREAS on August 1, 2000, Xenon also entered into a License Agreement with UBC, pursuant to which UBC granted to Xenon an exclusive license to the UBC Technology and, (pending receipt of the approvals from [†]and AMC, respectively), pursuant to which UBC also granted to Xenon an exclusive license to its part of the UBC-[†] Technology, and to its part of the UBC-Amsterdam Technology, with the right to grant sublicenses;

WHEREAS AMT wishes to acquire and Xenon wishes to grant to AMT, a sublicense under the License Agreement on the terms and conditions set forth in this Agreement;

WHEREAS AMT and Xenon have already agreed that AMT shall sponsor the research Project as defined in the Collaborative Research Agreement between Xenon and UBC and, for that purpose, AMT and Xenon entered into Heads of Agreement effective August 1, 2000;

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

WHEREAS the Parties now desire to come to a definitive agreement and to replace the Heads of Agreement by this Sublicense and Research Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and promises set forth herein, and other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged the Parties hereby agree as follows:

ARTICLE 1 - DEFINITIONS

1.1	Plural used in this Agreement shall mean singular and vice versa.

1.2	When used in this Agreement, the following terms shall mean:

(a)	“Affiliate” means any person, corporation, limited liability company, partnership or other legal entity, if any, which is controlled by a Party or which is under common control with a Party. Such entity shall be regarded as controlling another entity if it owns or controls at least fifty percent (50%) of the shares of the subject entity entitled to vote in the election of directors (or, in the event of an entity that is not a corporation, for the election of the corresponding managing authority);

(b)	“AMC” means the Academic Hospital at the University of Amsterdam, at Amsterdam, the Netherlands;

(c)	[†].;

(d)	“Collaborative Research Agreement” means the Collaborative Research Agreement dated August 1, 2000 between Xenon and UBC, attached to this Agreement as Annex 1, including any amendments thereto;

(e)	“Contract Period” means the time period defined in the Collaborative Research Agreement;

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

(f)	“Effective Date” means August 1, 2000;

(g)	“Field of Use” means gene therapy being [†];

(h)	“Joint Improvements” has the meaning set out in the License Agreement;

(i)	“License Agreement” means the form of License Agreement attached to this Agreement as Annex 2, which, except for the expunged portions (which are confidential between Xenon and UBC) is identical to the License Agreement dated August 1, 2000 executed between Xenon and UBC, including any amendments thereto;

(j)	“Licensed Product(s)” means a Product using or made by a process using the Xenon Licensed Rights;

(k)	“[†] Model” means the [†] Model which is in the possession of Xenon and/or UBC;

(l)	“Net Sales” means with respect to any Xenon Licensed Technology or Licensed Product, [†]. Where any Net Sales are derived from a country other than Canada it shall be converted to the equivalent in Canadian dollars on the date AMT is deemed to have received such Net Sales pursuant to the terms hereof at the rate of exchange set by the Bank of Montreal for buying such currency. The amounts of Canadian dollars pursuant to such conversion shall be included in Net Sales.

(m)	“Party” “Parties” means Xenon or AMT or both, as appropriate;

(n)	“Patents” has the meaning set out in the License Agreement;

(o)	“Product(s)” has the meaning set out in the License Agreement;

(p)	“Project” means the project description entitled “LPL Gene Therapy for LPL Deficiency”, which is attached to the Collaborative Research Agreement as Appendix A, including any amendments thereto which the Parties and UBC may mutually agree to, from time to time, in accordance with Section 2.1 of the Collaborative Research Agreement;

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

(q)	“Term” means the time period defined in Section 17.1 of the License Agreement;

(r)	“UBC” means the University of British Columbia at Vancouver, BC, Canada;

(s)	“UBC-[†] Technology” has the meaning set out in the License Agreement;

(t)	“UBC-Amsterdam Technology” has the meaning set out in the License Agreement;

(u)	“UBC Improvements” has the meaning set out in the License Agreement;

(v)	“UBC Technology” has the meaning set out in the License Agreement;

(w)	“Xenon Licensed Technology” means the Technology and any and all Improvements (as defined in the License Agreement), to the extent such are licensed to Xenon under Section 3.1 or Section 3.2 of the License Agreement; and

(x)	“Xenon Licensed Rights” means the right, license and privilege granted to Xenon under Section 3.1 and Section 3.2 of the License Agreement.

ARTICLE 2 - COLLABORATIVE RESEARCH

2.1	AMT agrees to assume in their entirety, and to be fully and solely responsible and liable for the performance of the following responsibilities, covenants and obligations of Sponsor under the Collaborative Research Agreement:

(a)	all Sponsor responsibilities under Section 3.3 of the Collaborative Research Agreement;

(b)	all Sponsor responsibilities under Section 3.4(d) and Section 3.4(e) of the Collaborative Research Agreement;

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

(c)	all Sponsor responsibilities under Section 4.2 of the Collaborative Research Agreement;

(d)	all Sponsor responsibilities under Section 4.3 of the Collaborative Research Agreement;

(e)	all Sponsor responsibilities under Article 5.0 of the Collaborative Research Agreement;

(f)	all Sponsor responsibilities under Article 6.0 of the Collaborative Research Agreement;

(g)	all Sponsor responsibilities under Article 7.0 of the Collaborative Research Agreement;

(h)	all Sponsor responsibilities under Section 8.4 of the Collaborative Research Agreement;

(i)	all Sponsor responsibilities under Section 9.5 of the Collaborative Research Agreement;

(j)	all Sponsor responsibilities under Section 10.3 of the Collaborative Research Agreement;

(k)	all Sponsor responsibilities under Section 10.4 of the Collaborative Research Agreement;

(l)	all Sponsor responsibilities under Article 11 of the Collaborative Research Agreement;

(m)	all Sponsor responsibilities under Article 12 of the Collaborative Research Agreement;

(n)	all Sponsor responsibilities under Article 13 of the Collaborative Research Agreement;

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

(o)	all Sponsor responsibilities under Article 14 of the Collaborative Research Agreement; and

(p)	all Sponsor responsibilities under Article 15 of the Collaborative Research Agreement.

2.2	All Parties confirm that Section 2.1 herein comprises a complete list of all Sponsor responsibilities, covenants and obligations under the Collaborative Research Agreement, with the sole exception of those responsibilities and obligations under Section 4.1 of the Collaborative Research Agreement.

2.3	AMT further agrees to forward payment in full, in advance, to Xenon in the amounts and in the time frames shown in the following schedule:

Payment Due Date	Amount Due (CDN$)
On execution of this Agreement	$75,000.00
November 1, 2000	$75,000.00
February 1, 2001	$75,000.00
May 1, 2001	$75,000.00
August 1, 2001	$75,000.00
November l 2001	$75,000.00
February 1, 2002	$75,000.00
May 1, 2002	$75,000.00

Total	$600,000.00

2.4	Xenon reserves the right to suspend work on the Project, or to immediately terminate the Project and this Agreement upon delivering written notice of same to AMT if AMT fails to make the aforementioned payments within thirty (30) days of the dates herein specified in Section 2.3 above.

2.5	To facilitate AMT’s assumption of the Collaborative Research Agreement responsibilities and obligations defined in Section 2.1 above, Xenon agrees as follows:

(a)	in a timely manner, Xenon will fulfill all obligations towards UBC, arising from the Collaborative Research Agreement, unless Xenon is unable to fulfill such obligations in a timely manner, or at all, due to a breach by AMT of this Agreement;

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

(b)	in the event UBC provides Xenon with a copy of a proposed publication or presentation pursuant to Section 7.1 of the Collaborative Research Agreement, Xenon will promptly forward such copy to AMT;

(c)	in the event UBC provides Xenon with notification pursuant to Section 8.4 of the Collaborative Research Agreement regarding the conception of intellectual property in the performance of the Project, Xenon will promptly forward a copy of such notification to AMT; and

(d)	any notices or reports provided by UBC to Xenon under the Collaborative Research Agreement will be promptly forwarded to AMT.

2.6	In consideration of AMT’s assumption of responsibilities and obligations under Sections 2.1 and 2.3 herein, Xenon agrees to transfer to AMT any rights or benefit Xenon may accrue as Sponsor during the Contract Term under Sections 2.2, 8.2, 8.3, and 8.4, and Article 3 and Article 9 of the Collaborative Research Agreement.

2.7	Xenon shall not terminate the Collaborative Research Agreement for whatever reason, unless AMT has given its prior written consent thereto. Notwithstanding the foregoing, Xenon may terminate the Collaborative Research Agreement if AMT is in breach of this Agreement.

2.8	Any amendment, deletion or addition of any provisions of the Collaborative Research Agreement to be made during the Contract Period, requires the prior written consent of AMT.

ARTICLE 3 - SUBLICENSE

3.1	In consideration of the sub-license fees, milestone payments and royalty payments reserved herein, and the covenants of AMT contained herein, Xenon hereby grants to AMT within the Field of Use, and AMT accepts, the exclusive worldwide right, sublicense and privilege under the Xenon Licensed Rights to use the Xenon Licensed Technology and to use, manufacture, distribute and sell Licensed Products (the “Sublicense”).

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

3.2	Xenon shall not terminate the License Agreement unless AMT has given its prior consent thereto, such consent not to be unreasonably withheld. Notwithstanding the foregoing, Xenon may terminate the License Agreement, without AMT’s consent, if AMT is in breach of this Agreement.

3.3	Any alteration, deletion or addition of any provisions of the License Agreement to be made during the Term requires the prior written consent of AMT, such consent not to be unreasonably withheld.

3.4	This Sublicense is personal to AMT.

3.5	AMT may not grant a further sublicense to a third party for the purpose of developing, marketing, selling, manufacturing or distributing Xenon Licensed Technology or Licensed Products, unless Xenon and UBC have given their prior written consent thereto, such consent not to be unreasonably withheld. Notwithstanding the foregoing, AMT shall not be obligated to obtain UBC’s consent to the granting of a sub-sublicense if the proposed sub-sublicense has a market capitalization in excess of CAN$[†] at the time of the granting of the sub-sublicense.

3.6	AMT shall deliver to Xenon a copy of each sub-sublicense granted within 30 days after execution.

3.7	AMT may register this Agreement with the relevant patent authorities in those jurisdictions in which AMT carries on business. At AMT’s request, Xenon and UBC will provide reasonable assistance to AMT with respect to such registrations, provided that all reasonable costs incurred by UBC or Xenon in association with such registrations, including all legal expenses, shall be paid for by AMT. UBC and Xenon will, on request by AMT, endeavour to provide an estimate of such costs.

ARTICLE 4 - ASSIGNMENT

4.1

The Parties shall not be entitled to assign, transfer, mortgage, charge or otherwise dispose of any or all of the rights, duties or obligations granted to it under this Agreement, to any third party, unless the other Party and UBC have given their prior

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

written permission thereto, such consent not to be unreasonably withheld. Said permission however, will not be required in the event AMT assigns this Agreement to an Affiliate, or assigns all of its business or substantially all of its business to a third party, as part of a merger, acquisition or other business combination.

4.2	Notwithstanding AMT’s agreement to perform certain responsibilities, covenants and obligations of Xenon under the Collaborative Research Agreement, nothing in this Agreement shall be deemed to be an assignment of the Collaborative Research Agreement by Xenon.

ARTICLE 5 - PAYMENTS

5.1	Upon the Date of Execution, AMT shall pay to Xenon a non-refundable initial sub-license fee of CAN$75,000.00 (seventy-five thousand Canadian Dollars).

5.2	AMT shall reimburse Xenon:

(a)	for the patent and legal costs incurred by Xenon before the Effective Date, such costs not to exceed CAN$80,000.00 (eighty thousand Canadian Dollars); and

(b)	for all patent and legal costs incurred by Xenon after the Effective Date related to the preparing, filing, prosecuting or maintaining of patent(s) or patent application(s) sublicensed to AMT under Section 3.1 above.

These amounts will be paid to Xenon within [†] days after AMT’s receipt of the pertaining specified invoices from Xenon, accompanied by copies of the relevant invoices of patent attorneys and any other third parties concerned. As of the date of execution of this Agreement, Xenon agrees to consult with AMT prior to incurring any and all significant patent and legal costs, and obtain AMT’s consent prior to authorizing its patent agents and/or patent counsel to incur said costs (whenever reasonably possible given the circumstances and timelines involved), such consent which shall not be unreasonably withheld.

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

5.3	In addition to the payments, referred to in Sections 2.3, 5.1 and 5.2, AMT shall make the following payments to Xenon on the achievement of the following specified milestones:

(a)	[†] CAN$ ([†] Canadian Dollars) to be paid within [†] days after [†]; and

(b)	[†] CAN$ ([†] Canadian Dollars) to be paid within [†] days after the commencement of the first Phase I clinical trial for any Licensed Products; and

(c)	100,000.00 CAN$ (one hundred thousand Canadian Dollars) to be paid within [†] days after the commencement of the first Phase II clinical trial for any Licensed Products; and

(d)	[†] CAN$ ([†] Canadian Dollars) to be paid within [†] days after the commencement of the first Phase III clinical trial for any Licensed Products; and

(e)	[†] CAN$ ([†]Canadian Dollars) to be paid within [†] days after [†]; and

(f)	200,000.00 CAN$ (two hundred thousand Canadian Dollars) to be paid within [†] days after the obtaining of the first EMEA Approval for any Licensed Products.

5.4	In addition to the milestone payments as referred to in Section 5.3 and in further consideration of the Sublicense granted hereunder, AMT shall make the following payments with respect to each additional Licensed Product, provided that said additional Licensed Product has a clinical indication different from a Licensed Product under which AMT has made payments under Section 5.3(b), 5.3(c), 5.3(d), 5.3(e) or 5.3(f):

(a)	[†] CAN$ ([†]Canadian Dollars) to be paid within [†] days after the commencement of each additional Phase I clinical trial for a Licensed Product; and

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

(b)	[†] CAN$ ([†] Canadian Dollars) to be paid within [†] days after the commencement of each additional Phase II clinical trial for a Licensed Product; and

(c)	[†] CAN$ ([†] Canadian Dollars) to be paid within [†] days after the commencement of each additional Phase III clinical trial for a Licensed Product; and

(d)	[†] CAN$ ([†] Canadian Dollars) to be paid within [†] days after the obtaining of each additional NDA Approval for a Licensed Product; and

(e)	[†] CAN$ ([†] Canadian Dollars) to be paid within [†] days after the obtaining of each additional EMEA Approval for a Licensed Product.

5.5	In the event clinical trails for any indication will start with a combined Phase I/ Phase II trial, the milestone payment for the combined Phase I/ Phase II trial will be CAN$ 100,000.00 (one hundred thousand Canadian Dollars) and no separate Phase I or Phase II milestone payments will be due.

5.6	In the event AMT shall receive compensation from a third party relating to the Xenon Licensed Technology or to Licensed Products in any other form than in the form of a royalty, such as in the form of milestone payments, AMT shall pay to Xenon either an amount equal to [†]% ([†] percent) of the full amount of such payments to be received from the third party or the milestone payments specified in Section 5.3 and/or Section 5.4, whichever is higher.

5.7	If Xenon would play a significant role in initiating or facilitating a definitive partnership between AMT and a pharmaceutical company with respect to the development of Xenon Licensed Technology or Licensed Products, Xenon’s share of the payments to be received by AMT from a third party, as referred to in Section 5.6, shall increase from [†] % to [†] % ([†] percent). If AMT and Xenon would not be able to agree on the significance of the role of Xenon as aforesaid within 30 days after the date of execution of the agreement between AMT and a pharmaceutical company, AMT and Xenon shall appoint a mutual acceptable person as an independent evaluator to determine whether or not Xenon is entitled to such increase in payment. The decision made by the evaluator will be final and binding for the Parties.

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

5.8	AMT will reimburse Xenon for any and all costs Xenon incurs in relation to the obtaining of [†]’ consent pursuant to Section 3.2(a) of the License Agreement, provided that AMT has first provided Xenon with its written approval regarding any such Xenon expenditures, such approval which will not be unreasonably withheld.

5.9	AMT shall pay to Xenon the milestones due under Sections 5.3 and 5.4, in the timeframes provided under Sections 5.3 and 5.4, with the following exceptions:

(a)	If AMT ceases all development of a particular Licensed Product (the “First Product”) after having made payments with respect to such First Product under Sections 5.3 and 5.4 (as applicable), following the accomplishment of any of the aforementioned milestones, there shall be no milestone payment due under Sections 5.3 and 5.4 (as applicable) upon the accomplishment of that same milestone with respect to a subsequent Licensed Product (the “Subsequent Product”) for the same clinical indication, provided that the accomplishment of the milestone relating to the Subsequent Product occurs within [†] years following the accomplishment of the same milestone with respect to the First Product for the same clinical indication;

(b)	If the First Product and the Subsequent Product, referred to in Section 5.9(a) above, are both being developed at the same time, AMT may delay paying the relevant milestones under Sections 5.3 and 5.4 (as applicable) and Section 5.9(a) as they relate to the Subsequent Product, until the earlier of:

(i)	such time as AMT has ceased development of the First Product, or

(ii)	until such time as the Subsequent Product receives United States New Drug Approval; and

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

5.10	For greater certainty, and notwithstanding any provisions within this Agreement to the contrary, the parties agree that:

(a)	When milestones are achieved with respect to any Subsequent Product which were not previously paid with respect to a corresponding First Product for the same clinical indication, such milestone payments shall be paid pursuant to Sections 5.3 and/or 5.4 (as applicable); and

(b)	If AMT receives United States New Drug Approval for any Licensed Product, all milestone payments due under Sections 5.3 and/or 5.4 (as applicable) shall be immediately due and owing for that particular Licensed Product, and paid forthwith at that time by AMT.

5.11	The payments as referred to in this Article 5 will not be offset against any royalties.

ARTICLE 6 - ROYALTY

6.1	In consideration of the rights and Sublicense granted hereunder by Xenon to AMT, AMT shall pay to Xenon during the Term a royalty on Net Sales, as follows:

(a)	[†]% ([†] percent) on Net Sales made in any country where a Xenon Licensed Technology or Licensed Product is covered by a valid patent claim; and

(b)	[†]% ([†] percent) on Net Sales made in any country where a Xenon Licensed Technology or a Licensed Product is not covered by a valid patent claim.

6.2	In the event AMT shall grant (sub)licenses for the Xenon Licensed Technology or Licensed Products to any third parties and provided that such Xenon Licensed Technology or Licensed Products are subject to protection by a valid patent claim, AMT shall make the following payments to Xenon:

(a)	[†]% ([†] percent) of all royalties received from any such (sub)licensee on the sales of Xenon Licensed Technology and Licensed Products by such (sub)licensee; or

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

(b)	[†]% ([†] percent) of all royalties received from any such (sub)licensee on the sales of Xenon Licensed Technology and Licensed Products by such (sub)licensee, in the event Xenon has played a significant role in initiating and facilitating a definitive partnership between AMT and a pharmaceutical company, as referred to in Section 5.7.

6.3	In the event AMT will be obliged to pay stacking royalties to independent third parties for the obtaining of one or more licenses to use technologies which are essential to legally market and/or sell the Licensed Products, [†].

6.4	Within [†] days following the end of each calendar quarter during the Term and within [†] days following the end of the calendar quarter in which the Term will expire, AMT shall send to Xenon a written report showing the total amount of Net Sales, specified per Xenon Licensed Technology and Licensed Product and per country, during the preceding calendar quarter and the amount of royalties and other compensation or consideration received from its (sub)licensees, Affiliates or other third parties related to the Xenon Licensed Technology and Licensed Products.

6.5	Concurrently with sending the written report as referred to in Section 6.4, AMT shall pay to Xenon the total amount of all monies due in respect of the preceding calendar quarter by transfering such monies to a bank account designated by Xenon, in the name of Xenon, and/or (in the alternative) by an alternative method of payment, in accordance with Xenon’s instructions from time to time in respect of such payments.

6.6	All amounts referred to in this Agreement are net of any source and withholding taxes. Any source or withholding taxes payable in connection with any payments made hereunder are for the account of Xenon.

ARTICLE 7 - CONTROL OF PAYMENTS

7.1	AMT shall keep at its principal place of business true, clear and separate accounts and records with respect to the Net Sales and of all other payments received from its (sub)licensees, Affiliates or other third parties and of all amounts payable to Xenon hereunder.

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

7.2	Xenon shall have the right to appoint a certified public auditor or accountant reasonably acceptable to AMT, which, during the regular business hours of AMT, and upon reasonable notice, may examine such accounts and records to the extent necessary only for the purpose of verifying the reports and payments required hereunder. AMT shall furnish such reasonable evidence as such representative will deem necessary to verify the accounting and will permit such representative to make copies of or extracts from such accounts, records and agreements at Xenon’s expense. If an inspection of AMT records by Xenon shows an under-reporting or under payment by AMT of any amount to Xenon, in excess of [†]% for any 12 month period, then AMT shall reimburse Xenon for the cost of the inspection as well as pay to Xenon any amount found due (including any late payment charges or interest) within [†] days of notice by Xenon to AMT. All accounts and records shall be retained for [†] years from the date of their origin. Any audit under this Section 7.2 shall be at the expense of Xenon.

7.3	The calculation of royalties shall be carried out in accordance with:

(a)	generally accepted Canadian accounting principles (“GAAP”);

(b)	the standards and principles adopted by the U.S. Financial Accounting Standards Board (“FASB”); and/or

(c)	any other generally accepted and comparable accounting principle standard(s) that may be agreed upon in writing between the parties from time to time,

any or all of the above which will be applied on a consistent basis.

ARTICLE 8 - CONFIDENTIALITY, PUBLICATION

8.1

During the Term of this Agreement and for a period of ten (10) years following the termination of this Agreement, each Party shall maintain in confidence all information disclosed by the other Party which is identified as confidential and which is confirmed in writing and marked “confidential” or otherwise properly labelled within thirty (30) days of such original disclosure, including without limitations, any

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

and all knowledge, know-how, information and/or information and/or techniques related to the Xenon Licensed Technology, Licensed Products, or the Project, and shall not, except as permitted by this Agreement, use such information or disclose the same to anyone other than those of its Affiliates, its (sub)licensees, direct employees, consultants, investigators and collaborators otherwise as is necessary in connection with such Party’s activities, responsibilities and obligations as set forth in this Agreement. Each Party shall obtain a written agreement prior to disclosure to such Affiliates, (sub)licensees, direct employees, consultants or investigators containing obligations to hold in confidence and not make use of such information for any purposes other than as permitted by this Agreement, which obligations will not be less stringent than the obligations in this Section 8.2.

Each Party shall use a similar effort to that which it uses to protect its own trade secrets or proprietary information to ensure that its Affiliates, its (sub)licensees, direct employees, consultants, collaborators and investigators do not disclose or make any unauthorised use of such information.

8.2	The confidentiality obligations of Section 8.1 shall not apply to the extent that:

(a)	the Party who has received the information (hereinafter referred to as “RECIPIENT”) is required to disclose information by order or regulation of a governmental agency or court of competent jurisdiction or

(b)	the RECIPIENT can demonstrate that:

(i)	the disclosed information was at the time of such disclosure by the RECIPIENT already in the public domain other than as a result of actions of the RECIPIENT, its Affiliates, direct employees, (sub)licen-sees, consultants or investigators, in violation hereof; or

(ii)	the disclosed information was rightfully and lawfully known by the RECIPIENT (as shown by its written records) prior to the date of disclosure to the RECIPIENT in connection with this Agreement or was independently developed without regard to the information; or

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

(iii)	the disclosed information was received by the RECIPIENT (as shown by its written records) on an unrestricted basis from a source unrelated to any Party and not under a duty of confidentiality to the other Party.

8.3	Except as provided by law, each Party shall hold the existence and contents of this Agreement in strictest confidence, unless it has obtained the prior written consent thereto from the other Party, such consent not to be unreasonably withheld. Said consent is not required for the disclosure of the contents of this Agreement to UBC.

ARTICLE 9 - PATENT INFRINGEMENT

9.1	In the event that AMT or any of its sublicensees, as a result of the use of the Xenon Licensed Technology and/or any Licensed Products, is warned or sued by a third party alleging or charging infringement of any patents or patent applications known to the public after the Effective Date, AMT shall promptly notify Xenon.

9.2	Upon receiving the prior written consent of Xenon, such consent not to be unreasonably withheld, AMT shall have the right, at its expense, for settling or defending such warning or litigation for patent infringement in which the alleged infringing process or product giving rise to liability for damages includes any use of the Xenon Licensed Technology by AMT or any of its (sub)licensees. AMT acknowledges and agrees that Xenon’s ability to provide such written consent may be contingent upon Xenon being able to obtain the prior consent of [†], UBC, and/or AMC, as appropriate. In such case, AMT will consult with Xenon regarding its decisions in such settlement and defence, and Xenon shall co-operate fully with AMT, so long as all the direct and indirect costs and expenses of bringing and conducting any such defence or settlement shall be borne by AMT, or its (sub)licensees, and in such event all recoveries shall enure to AMT or its (sub)licensees.

Notwithstanding the foregoing, no decision or action concerning or governing any final disposition of a warning or suit shall be taken without full consultation and approval by Xenon. Xenon and/or UBC may also elect to participate formally in any

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

litigation involving the warning or suit to the extent that the court may permit, but in such case any additional expenses of Xenon or UBC generated by such formal participation will be paid by Xenon or UBC, as appropriate, (subject to the possibility of recovery of some or all of their respective additional expenses from the litigant).

9.3	Each of the Parties will refrain from any and all acts that may harm the patentability of the Xenon Licensed Technology in any jurisdiction.

9.4	In the event that any of the Parties is of the opinion that the Xenon Licensed Technology is or could be infringed by any third party, the Parties shall consult together on the actions to be taken against the concerning third party.

In the event the Parties will decide to take any such actions, including the institution of legal proceedings jointly, the Parties shall share the costs thereof and all compensations to which such infringing third party may be sentenced to pay.

In the event any of the Parties will decide not to participate in any action against the infringing third party, the other Party may take such action in its own name and at its own expense, in which event the Party which decided not to participate, shall render all necessary assistance to such actions.

ARTICLE 10 - REPRESENTATIONS, WARRANTIES AND COVENANTS

10.1	Xenon warrants and represents that it is fully authorised and entitled to enter into this Agreement and to grant all rights and licenses hereunder to AMT. Xenon furthermore warrants and represents that further to Section 4.1 of the License Agreement, and as evidenced by UBC’s endorsement on the signatory page of this Agreement, UBC has approved Xenon’s granting of the rights and licenses hereunder to AMT.

10.2	Xenon warrants and represents that it has been advised by UBC that Dr. Michael Hayden has assigned all of his intellectual property rights, if any, to the Xenon Licensed Technology to UBC.

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

10.3	Except as otherwise provided for in this Agreement, AMT shall indemnify, hold harmless and defend Xenon and UBC, their respective Governors, Directors, Officers, employees, faculty, students, invitees, and agents against any and all liabilities (including product liability), damages, losses or injury, death, costs, and expenses, whether direct or indirect, consequential, incidental or otherwise, including attorney’s fees and associated disbursements, arising in any manner from the Collaborative Research Agreement, the License Agreement, this Agreement and/or any sub-sublicense granted by AMT under this Agreement, including the receipt or use by AMT or AMT’s sub-licensees of any technology, data or other results, arising from or out of same, howsoever the same may arise.

10.4	AMT hereby covenants to observe and perform the terms and conditions contained in the License Agreement, to the extent that the same are applicable.

10.5	AMT shall use its commercially best efforts to develop, promote, market and sell all Xenon Licensed Technology and Licensed Products.

10.6	AMT covenants and agrees that it shall provide to Xenon on each of the first five anniversaries of the Commencement Date of this Agreement, a written report (the “Status Report”) summarizing. AMT’s development activities relating to the Xenon Licensed Technology that sets out all of the following information:

(a)	a summary of the research and development activities that AMT has undertaken in the course of the preceding 12 months to develop and commercialize the Xenon Licensed Technology;

(b)	a detailed summary of any and all improvements, variations, updates, modifications and enhancements to the Xenon Licensed Technology which AMT has developed and/or acquired in the course of the preceding 12 months, including any improvements, variations, updates, modifications and enhancements to the Xenon Licensed Technology of which AMT has been advised by any sub-sublicensee; and

(c)	any and all corporate alliances formed by AMT related to the Xenon Licensed Technology in the course of the preceding 12 months, including any such corporate alliances of which AMT has been advised by a sub-sublicensee.

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

10.7	Notwithstanding Section 10.1, Xenon makes no representations, conditions or warranties, either express or implied, with respect to Xenon Licensed Technology or the Licensed Products. Without limiting the generality of the foregoing, Xenon specifically disclaims any implied warranty, condition or representation that the Xenon Licensed Technology or the Licensed Products:

(a)	shall correspond with a particular description;

(b)	are of merchantable quality;

(c)	are fit for a particular purpose; or

(d)	are durable for a reasonable period of time.

Xenon shall not be liable for any loss, whether direct, consequential, incidental or special, which AMT suffers arising from any defect, error, fault or failure to perform with respect to the Xenon Licensed Technology or Licensed Products, even if AMT has been advised of the possibility of such defect, error, fault or failure. AMT acknowledges that it has been advised by Xenon to undertake its own due diligence with respect to the Xenon Licensed Technology.

10.8	AMT will obtain, at its expense, all registrations and regulatory approvals necessary for it to exploit any of the Xenon Licensed Technology or Licensed Products. Nothing in this Agreement shall be construed as:

(a)	a warranty or representation by Xenon as to title to the Xenon Licensed Technology and/or that anything made, used, sold or otherwise disposed of under the Sublicense granted in this Agreement is or will be free from infringement of patents, copyrights, trade-marks, industrial design or other intellectual property rights;

(b)	an obligation by Xenon to bring or prosecute or defend actions or suits against third parties for infringement of patents, copyrights, trade-marks, industrial designs or other intellectual property or contractual rights; or

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

(c)	the conferring by Xenon of the right to use in advertising or publicity the name Xenon or UBC or their respective trade-marks.

ARTICLE 11 - INSURANCE

11.1	Unless satisfactory arrangements are made between AMT and Xenon with respect to a self-insurance program or the requirement for insurance hereunder is waived by Xenon [†] days prior to the commencement of any human clinical trials or other Licensed Product testing involving human subjects by AMT or any sub-sublicensee, then AMT shall procure and maintain, during the term of this Agreement, the insurance outlined in Sections 11.2 and 11.3 and otherwise comply with the insurance provisions contained in Sections 11.2 and 11.3.

11.2	AMT shall give written notice to Xenon:

(a)	[†] days prior to the commencement of any human clinical trials or the Product testing involving human subjects by AMT or any sub-sublicensee (the “Human Clinical Trials”); and

(b)

[†] days prior to the first sale of any Licensed Product by AMT or any sub-sublicensee of the terms and amount of the appropriate public liability, product liability and errors and omissions insurance which it has placed. Such insurance shall in no case be less than the insurance which a reasonable and prudent businessperson carrying on a similar line of business would acquire. This insurance shall be placed with a reputable and financially secure insurance carrier, shall include Xenon, UBC, UBC’s Board of Governors, their respective directors, faculty, officers, employees, students and agents as additional insureds, and shall provide primary coverage with respect to the activities contemplated by this Agreement. Such policy shall include severability of interest and cross-liability clauses and shall provide that the policy shall not be cancelled or materially altered except upon at [†] days’ written notice to Xenon. Xenon shall have the right to require reasonable amendments to the terms or the amount of coverage contained in the policy. Failing the parties agreeing on the appropriate terms or the amount of

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

coverage, then the matter shall be determined by arbitration. AMT shall provide Xenon with certificates of insurance evidencing such coverage 20 days before commencement of Human Clinical Trials and [†] days prior to the sales of any Licensed Product and AMT covenants not to start Human Clinical Trials, or sell any Licensed Product before such certificate is provided and approved by Xenon, or to sell any Licensed Product at any time unless the insurance outlined in this Section 11.2 is in effect.

11.3	AMT shall require that each sub-sublicensee under this Agreement shall procure and maintain, during the term of the sub-sublicense, public liability, product liability and errors and omissions insurance in reasonable amounts, with a reputable and financially secure insurance carrier or provide satisfaction arrangements through an appropriate self-insurance program. AMT shall use its best efforts to ensure that any and all such policies of insurance required pursuant to this Article shall contain a waiver of subrogation against the University, Xenon, UBC’s Board of Governors and their respective directors, faculty, officers, employees, students and agents.

ARTICLE 12 - TERM AND TERMINATION

12.1	All rights, obligations and responsibilities of the Parties in relationship to the Collaborative Research Agreement shall terminate upon the expiry of the Contract Period. In the event of a delay of the Project, the Parties shall consult together on the extension of the Contract Period.

12.2	This Agreement shall commence on the Effective Date, and may be terminated upon mutual written agreement between the Parties.

12.3	Each Party will have the right to terminate this Agreement, without judicial intervention, upon written notice to the other Party with immediate effect, if such other Party:

(a)	passes a resolution or a Court makes an order for its winding up;

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

(b)	has a liquidator, receiver or administrator appointed over its business or any material part of its assets;

(c)	is or becomes insolvent; or

(d)	ceases to carry on its business.

12.4	Unless otherwise provided under this Agreement, if either Party defaults in the performance of, or fails to be in compliance with, any condition or covenant of this Agreement and any such default or non-compliance shall not have been remedied, or steps initiated to remedy the same to the other Party’s reasonable satisfaction within [†] days after receipt by the defaulting Party of a written notice thereof from the other Party, the Party not in default may forthwith terminate this Agreement at its option by giving written notice to the other Party.

12.5	Any delays in or failure of performance by Xenon under this Agreement shall not be considered a breach of this Agreement if and to the extent caused by occurrences beyond the reasonable control of Xenon, including but not limited to acts of God, regulations or laws of any government, strikes or other considered acts of workers, fires, floods, explosions, riots, wars, rebellion and sabotage, and any time for performance hereunder shall be extended by the actual time of delay caused by such occurrence, or caused by any other circumstances which were unknown or unforeseen at the Effective Date.

12.6	Termination of this Agreement by any Party for any reason shall not affect the rights and obligations of the Parties accessed prior to the effective date of termination of this Agreement. No termination or expiry of this Agreement, however effectuated, shall release the Parties from their rights and obligations under Section 2.1(j), Article 7, Article 8, and Article 10 which shall survive the termination or expiration of this Agreement.

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

ARTICLE 13 - INVALIDITY, UNENFORCEABILITY

13.1	If any provision(s) of this Agreement are or become invalid, or are ruled illegal by any court of competent jurisdiction, or are deemed unenforceable under then current applicable law from time to time in effect during the term hereof, it is the intention of the Parties that the remainder of this Agreement shall not be affected thereby. It is further the intention of the Parties that in lieu of each such provision which is invalid, illegal, or unenforceable, there be substituted or added as part of this Agreement, a provision which shall be as similar as possible in economic and business objectives as intended by the Parties to such invalid, illegal, or unenforceable provision, but which shall be valid, legal, and enforceable, and shall be mutually agreed by the Parties.

ARTICLE 14 - ENTIRE AGREEMENT, AMENDMENTS

14.1	This Agreement, including all Annexes attached hereto, contains the entire agreement of the Parties regarding the subject matter hereof and supersedes all prior agreements, understandings and negotiations regarding the same, and further, also supersedes the Heads of Agreement entered into between the Parties on August 3, 2000. This Agreement may not be changed, modified, amended or supplemented except by a written instrument signed by both Parties hereto.

ARTICLE 15 - NOTICES

15.1	All notices required by this Agreement shall be in writing. All notices and reports shall be sent by telefax or mailed by airmail, postage prepaid to the Parties at the following addresses or such other addresses as may be designated in writing by the respective Parties:

To AMT:

Meibergdreef 61

1105 BA

Amsterdam, the Netherlands

Attention: Dr. Eric van der Aa

To Xenon:

Suite 100 — 2386 East Mall

Vancouver, B.C.

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

Canada V6T 1Z3

Attention: Dr. Shafique Fidai

Any notices shall be deemed given when received by the other Party.

ARTICLE 16 - RELATIONSHIP

16.1	Nothing contained in this Agreement is intended nor is to be construed so as to constitute AMT and Xenon as partners or joint venturers with respect to this Agreement. Neither Party hereto shall have any express or, implied right or authority to assume or create any obligations on behalf of or in the name of the other Party or to bind the other Party to any other contract, agreement or undertaking with any third party.

ARTICLE 17 - WAIVER

17.1	The waiver by either Party of a breach of any provisions contained herein shall be in writing and shall in no way be construed as a waiver of any succeeding breach of such provision or the waiver of the provision itself.

ARTICLE 18 - GOVERNING LAW, DISPUTES

18.1	This Agreement shall be construed and interpreted according to the laws of the Province of British Columbia and the laws of Canada in force therein without regard to its conflict of law rules.

18.2	Any disputes arising out of or in relation to this Agreement shall, to the exclusion of all others, be referred to the Supreme Court of British Columbia.

ARTICLE 19 - GENERAL

19.1	Time shall be of the essence of this Agreement.

21.2	The Parties acknowledge and agree that the International Sale of Goods Contracts Convention Act and the United Nations Convention on Contracts for the International Sale of Goods have no application to this Agreement.

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

21.3	This Agreement may be executed in counterparts, or facsimile counterparts, each of which when executed by either of the Parties shall be deemed to be an original and such counterparts shall together constitute one and the same Agreement.

IN WITNESS WHEREOF, duly authorized signatories of the Parties hereto have executed this Agreement as of the date(s) indicated below, but effective as of the Effective Date.

Xenon Genetics Inc.

/s/ Frank Holler

By:

Date:	18 June 2001

Amsterdam Molecular Therapeutics B.V.

/s/ J. Boesen

By:	Managing Director

Date	: 06 June 2001

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

ANNEX 1 - COLLABORATIVE RESEARCH AGREEMENT

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

COLLABORATIVE RESEARCH AGREEMENT

This Agreement dated for reference the 1st day of August, 2000.

BETWEEN:

XENON GENETICS INC., a Canadian corporation having an address at suite 100 - 2386 East Mall, Vancouver, BC, V6T 1Z3

(the “Sponsor”)

AND:

THE UNIVERSITY OF BRITISH COLUMBIA, a corporation continued under the University Act of British Columbia and having its administrative offices at 2075 Wesbrook Mall, in the City of Vancouver, in the Province of British Columbia, V6T 1W5;

(the “Research Organization”)

WHEREAS:

A. The research program contemplated by this Agreement is of mutual interest and benefit to the Research Organization and to the Sponsor, will further the instructional and research objectives of the Research Organization in a manner consistent with its status as a non-profit, tax-exempt, educational institution, and may derive benefits for both Sponsor and Research Organization through inventions, improvements, and/or discoveries; and

B. The parties acknowledge that Dr. Michael Hayden has an appointment within the Research Organization and is also Chief Scientific Officer of the Sponsor and that Dr. Michael Hayden will be required to comply with the policies of the Research Organization relating to conflicts of interest.

NOW THEREFORE THIS AGREEMENT WITNESSETH that in consideration of the premises and of the mutual covenants herein set forth, the parties hereto have covenanted and agreed as follows:

1.0 DEFINITIONS:

1.1 In this Agreement, unless a contrary intention appears, the following words and phrases shall mean:

(a)	“Project” shall mean the project as specifically described in Appendix “A” hereof which shall be carried out under the direction of the Investigator.

(b)	“Investigator” shall mean Dr. Michael Hayden of the Department of Medical Genetics at the University of British Columbia.

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

(c)	“Contract Period” shall mean August 1, 2000 through July 31, 2002.

(d)	“Confidential Information” shall mean any and all knowledge, know-how, information, and/or techniques disclosed by the one party (referred to in this capacity as the “Provider”) to another (referred to in this capacity as the “Recipient”) relating to the Project, including, without limiting the generality of the foregoing, all research, data, specifications, plans, drawings, prototypes, models, documents, records, instructions, manuals, papers, or other materials of any nature whatsoever, whether written or otherwise, relating to same. In order to constitute “Confidential Information” for the purposes of this Agreement, the Provider must clearly identify it in writing as being confidential, or if the disclosure takes place orally or in some other non-tangible form, the Provider must summarize it in writing and identify it as being confidential within 30 days of making the disclosure. Furthermore, such disclosures shall not be considered “Confidential Information” for the purposes of this Agreement if and when it:

(i)	is made subject to an order by judicial or administrative process requiring the Recipient to disclose any or all of the Confidential Information disclosed to it by the Provider, provided however that the Recipient shall promptly notify the Provider and allow the Provider reasonable time to oppose such process before disclosing any of the Confidential Information disclosed to it by the Provider;

(ii)	is published or becomes available to the general public other than through a breach of this Agreement;

(iii)	is obtained by the Recipient from a third party with a valid right to disclose it, provided that said third party is not under a confidentiality obligation to the Discloser;

(iv)	is independently developed by employees, agents or consultants of the Recipient who had no knowledge of or access to the Confidential Information disclosed to it by another party to this Agreement as evidenced by the Recipient’s business records; or

(v)	was possessed by the Recipient prior to receipt from the Provider, other than through prior disclosure by the Provider, as evidenced by the Recipient’s business records.

(e)	“License Agreement” shall mean the License Agreement dated as of August 1, 2000 between the Sponsor and the Research Organization.

(f)	“Research Organization Intellectual Property” shall mean, individually and collectively, all inventions, improvements, and/or discoveries which are conceived and/or made by one or more employees of the Research Organization during the Contract Period in the performance of the Project.

(g)	“Sponsor Intellectual Property” shall mean, individually and collectively, all inventions, improvements, and/or discoveries which are conceived and/or made solely by one or more employees of the Sponsor during the Contract Period in the performance of the Project.

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

(h)	“Joint Intellectual Property” shall mean, individually and collectively, all inventions, improvements, and/or discoveries which are conceived and/or made jointly by one or more employees of the Research Organization and by one or more employees of the Sponsor and/or any of the Sponsor’s sublicensees under the License Agreement during the Contract Period in the performance of the Project.

2.0 RESEARCH WORK:

2.1 The Research Organization shall commence the performance of the Project promptly after the effective date of this Agreement, and shall use reasonable efforts to perform the Project substantially in accordance with the terms and conditions of this Agreement. Notwithstanding anything to the contrary in this Agreement, the Sponsor and the Research Organization may at any time amend the Project by mutual written agreement.

2.2 In the event that the Investigator becomes unable or unwilling to continue the Project, and a mutually acceptable substitute is not available, the Research Organization and the Sponsor shall each have the option to terminate the Project and this Agreement by providing the other party with written notice of same.

2.3 In the performance of all services hereunder:

(a)	the Research Organization shall be deemed to be and shall be an independent contractor;

(b)	neither party is authorized or empowered to act as agent for the other for any purpose and shall not on behalf of the other enter into any contract, warranty, or representation as to any matter; and

(c)	neither party shall be bound with respect to third parties by the acts or conduct of the other.

3.0	REPORTS AND CONFERENCES:

3.1 Interim written project reports shall be provided by the Research Organization to the Sponsor from time to time during the Contract Period, at mutually agreed to intervals, and a final project report shall be submitted by the Research Organization to the Sponsor within 60 days after the conclusion of the Contract Period or early termination of this Agreement, whichever is sooner.

3.2 Interim written financial statements shall be provided by the Research Organization to the Sponsor from time to time during the Contract Period, at mutually agreed to intervals, and a final financial statement shall be submitted by the Research Organization to the Sponsor within 60 days after the conclusion of the Contract Period or early termination of this Agreement, whichever is sooner.

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

3.3 During the term of this Agreement, representatives of the Research Organization will meet with representatives of the Sponsor at times and places mutually agreed upon to discuss the progress and results, as well as ongoing plans, or changes therein, of the Project.

3.4 The Project will be managed and co-ordinated by a Research Steering Committee, which shall be authorised to take all decisions in respect of the Project, as follows:

(a)	The Research Steering Committee will consist of two representatives on behalf of the Sponsor and two representatives on behalf of the Research Organization, all representatives each having one vote. A representative on behalf of the Sponsor will be the chair of the Research Steering Committee;

(b)	All Project decisions will be taken unanimously. If the votes are equally divided, the issue voted on will be submitted to advisors appointed by the Research Organization and the Sponsor (presently [†] on behalf of the Sponsor and [†] on behalf of the Research Organization). If the two advisors are not be able to reach an agreement on the issue concerned, the issue will be discussed by the Director, University Industry Liaison Office of the Research Organization and the President/CEO of the Sponsor in order to try to reach an agreement. If an agreement cannot be reached in a timely fashion by these two individuals, the arbitration provisions of Article 14.2 will then apply;

(c)	Upon request of the Sponsor, the representative of the Research Organization who will be responsible for the execution of the research activities under the Project within the Research Organization will attend the meeting of the Research Steering Committee and shall give all necessary information on the execution of the Project that the Sponsor and/or the Research Organization may desire;

(d)	The Research Steering Committee shall meet either by telephone, videoconference or in person either in Vancouver or in Amsterdam. Minutes of all meetings will be made by a secretary to be appointed by the Sponsor, who will attend all meetings. The Sponsor will send minutes of each meeting to all members of the Research Steering Committee at least two (2) weeks before the date of the next meeting; and

(e)	If the parties agree to hold the meeting in Amsterdam all reasonable travel costs to be incurred by the representatives of the Sponsor and/or the Research Organization in the Research Steering Committee and if so requested by the Sponsor, any other employees of the Sponsor or the Project leader of the Research Organization, will be paid in advance where possible, and/or reimbursed by the Sponsor, provided that the Sponsor has given its prior consent to each travel plan and the approximate cost thereof.

3.5 All employees of the Research Organization working on the Project shall, on a day to day basis, keep written records of all research activities performed and Research Organization Intellectual Property and Joint Intellectual Property conceived and/or made during the performance of the Project, according to commonly accepted standards of workmanship. In any event, all records shall be of such quality and meet standards that reasonably comply with generally accepted pre-clinical requirements.

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

3.6 The Research Organization shall devote reasonable efforts (having regard to the constraints and working environment of an academic laboratory) to provide the Sponsor with all study protocols and final reports of all individual studies with respect to the Project in the Sponsor’s format and according to the Sponsor’s standards within 30 (thirty) days after the end of each calendar quarter.

3.7 At the Sponsor’s discretion, all rights and responsibilities of the Sponsor above may be performed by the Sponsor’s designate, or approved sublicensee or assignee, as appropriate.

4.0 COSTS, BILLINGS, AND OTHER SUPPORT:

4.1 It is agreed to and understood by all parties that, subject to Article 4.3 and 12, and notwithstanding anything else to the contrary in this Agreement, the total costs to the Sponsor relating to the Project hereunder shall be no greater than $600,000. The parties acknowledge that any budget categories that may be set forth in the description of the Project are estimates only and that changes from category to category may be made at the Research Organization’s discretion. No invoice shall be issued to the Sponsor by the Research Organization. Payment in advance shall be made by the Sponsor according to the following schedule:

Payment Due Date	Amount Due
On execution of this Agreement	$75,000.00
December 29, 2000	$75,000.00
March 30, 2001	$75,000.00
June 29, 2001	$75,000.00
September 28, 2001	$75,000.00
December 31, 2001	$75,000.00
March 28, 2002	$75,000.00
June 28, 2002	$75,000.00

Total:	$600,000.00

The Research Organization reserves the right to suspend work on the Project or to terminate the Project and this Agreement by delivering written notice of same to the Sponsor if the Sponsor fails to make the aforementioned payments within 30 days of the dates herein specified.

4.2 The Research Organization shall retain title to any equipment purchased with funds provided by the Sponsor under this Agreement.

4.3 In the event of early termination of this Agreement, the Sponsor shall pay all costs and liabilities relating to the Project which have been incurred by the Research Organization as of the date of receipt of notice of such termination. For greater certainty, such costs and liabilities shall include all non-cancellable obligations including payments in lieu of reasonable notice for technicians, graduate students, and other staff assigned to the Project.

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

5.0	PUBLICITY:

5.1 Notwithstanding anything to the contrary in this Agreement, the Research Organization may disclose the identity of the Sponsor, the title of the Project, the name of the Investigator, the Contract Period, and the amount of funding being provided by the Sponsor in support of the Project. Further, the Sponsor and any sublicensee thereof may (subject to the confidentiality provisions of Article 6) disclose the existence and nature of this Agreement, the amount of funding being provided and the nature of the Project without the need for the consent of the Research Organization. Except as provided by the foregoing, neither party may use the name of the other, nor of any member of the other’s Project staff, in any publicity, advertising, or news release, unless required to do so by law, without the prior written approval of an authorized representative of the other, such approval not to be unreasonably withheld.

6.0	CONFIDENTIALITY:

6.1 The Recipient shall not use the Confidential Information provided to it by the Provider, directly or indirectly, for any purpose other than as specifically set forth in this Agreement. Without limiting the generality of the foregoing, the Recipient shall not use, manufacture, or sell the Provider’s Confidential Information or any device or means incorporating any of the Provider’s Confidential Information, and shall not use any of the Provider’s Confidential Information as the basis for the design or creation of any device or means.

6.2 The Recipient shall keep and use all of the Provider’s Confidential Information in confidence and shall not disclose any part of the Provider’s Confidential Information to any person, firm, corporation, or other entity with the exception that the Sponsor may disclose Confidential Information provided to it from the Research Organization to the Sponsor’s sublicensees under the License Agreement on terms consistent with the confidentiality restrictions set forth in this Collaborative Research Agreement and the License Agreement. In the event that there is any inconsistency between the confidentiality provisions in this Agreement and those provided for in the License Agreement, the terms of this Agreement will prevail with respect to any Confidential Information under the terms of this Agreement.

6.3 Subject to Article 5.1, the Sponsor requires of the Research Organization, and the Research Organization agrees insofar as it may be permitted to do so at law, that this Agreement, and each part of it, is confidential and shall not be disclosed to third parties, as the Sponsor claims that such disclosure would or could reveal commercial, scientific or technical information and would significantly harm the Sponsor’s competitive position.

6.4 Notwithstanding any termination or expiration of this Agreement, the obligations of confidentiality set forth in this Article 6 shall survive and continue to be binding upon the Recipient, its successors, and assigns until three (3) years after such termination or expiration.

7.0	PUBLICATIONS:

7.1 The Sponsor acknowledges that the policies of the Research Organization require that the results of the Project be publishable, subject to Article 6. The parties therefore agree that researchers engaged in the Project shall not be restricted from presenting at symposia, national, or regional professional meetings, or from publishing in abstracts, journals, theses, or dissertations, or otherwise, whether in printed or in electronic media, methods and results of the Project, provided however that:

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

(a)	the Research Organization provides the Sponsor with copies of any proposed publication or presentation at least 45 days in advance of the submission of such proposed publication or presentation to a journal, editor, or other third party; and

(b)	the Sponsor has not, within 30 days after receipt of said copies, objected in writing to such proposed presentation or proposed publication in accordance with Article 7.2 of this Agreement.

7.2 The Sponsor may object to a proposed presentation or proposed publication on the grounds that it contains Confidential Information that was disclosed to the Research Organization by the Sponsor or on the grounds that it discloses patentable subject matter which needs protection. In the event that the Sponsor makes such objection on the former ground, the Research Organization shall ensure that its researchers remove such Confidential Information immediately from the proposed presentation or publication, after which the Research Organization and its researchers may proceed with said presentation or publication. In the event that the Sponsor makes such an objection on the latter ground, it shall be deemed to be a direction to the Research Organization to file a patent application pursuant to Article 8.4, and the Research Organization shall ensure that its researchers refrain from making such publication or presentation until Research Organization has filed one or more patent applications with one or more patent offices directed to such patentable subject matter, or until 3 months have elapsed from date of receipt of such written objection from the Sponsor by the Research Organization, whichever is sooner, after which the Research Organization and its researchers may proceed with said presentation or publication. For greater certainty, a provisional patent application shall be considered to be a patent application in the United States of America for the purposes of this Agreement.

8.0	INTELLECTUAL PROPERTY:

8.1 The parties acknowledge and agree that all rights and title to Research Organization Intellectual Property shall belong to the Research Organization.

8.2 The parties acknowledge and agree that all rights and title to Sponsor Intellectual Property shall belong to the Sponsor.

8.3 Notwithstanding Article 8.1, the parties acknowledge and agree that, as between the parties, all rights and title to Joint Intellectual Property shall belong jointly to the Research Organization and the Sponsor. Notwithstanding the applicable patent or other intellectual property laws in any jurisdiction, none of the parties may commercially exploit any Joint Intellectual Property except as specifically provided for in Article 9.3.

8.4 The Research Organization will promptly notify Sponsor of any Research Organization Intellectual Property. The parties will promptly notify one another of any Joint Intellectual Property. The Sponsor may direct that one or more patent applications be filed in respect of such Research Organization Intellectual Property or Joint Intellectual Property, as the case may be, in which case the Research Organization shall promptly prepare, file, and prosecute such patent applications in such jurisdictions as the Sponsor directs in the name of

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

the Research Organization in the case of Research Organization Intellectual Property and in the joint names of the Research Organization and the Sponsor in the case of Joint Intellectual Property. Where the parties have agreed upon a license in accordance with Article 9.2 or 9.4, as applicable, the Sponsor shall bear all costs incurred in connection with the preparation, filing, prosecution, and maintenance of such patent applications and shall cooperate with the Research Organization to assure that such patent applications cover, to the best of the Sponsor’s knowledge, all items of commercial interest and importance. While the Research Organization shall be responsible for making final decisions regarding the scope and content of such patent applications and the prosecution thereof, the Sponsor shall be given an opportunity to review and provide input thereto. The Research Organization shall keep the Sponsor advised as to all developments with respect to such applications and shall promptly supply the Sponsor with copies of all papers received and filed in connection with the prosecution thereof in sufficient time for the Sponsor to comment thereon

8.5 If the Research Organization wishes to obtain patent protection in respect of Research Organization Intellectual Property and/or Joint Intellectual Property over and above that for which the Sponsor wishes to provide its financial support pursuant to Article 8.4, the Research Organization shall be free to file or continue prosecution or maintain any such applications and to maintain any protection issuing thereon at its own expense.

9.0	GRANT OF RIGHTS:

9.1 The Research Organization grants the Sponsor (subject to the rights and consent, as and if applicable, of the Academic Hospital at the University of Amsterdam, Amsterdam Molecular Therapeutics B.V., and/or [†]) the option to obtain an exclusive royalty-bearing world-wide license to use or otherwise exploit the Research Organization’s rights to any Research Organization Intellectual Property subject to terms and conditions determined in accordance with Article 9.2. Said option shall subsist with respect to each item of Research Organization Intellectual Property for a period of 6 months after said item has been disclosed in writing by the Research Organization to the Sponsor and may be exercised within this period by the Sponsor delivering written notice of same to the Research Organization.

9.2 If the Sponsor exercises its option pursuant to Article 9.1, the parties shall negotiate in good faith to determine the specific terms and conditions on which the license shall be granted by the Research Organization (and the Academic Hospital at the University of Amsterdam, Amsterdam Molecular B.V., and/or [†], as applicable and subject to their consent) to the Sponsor according to the following terms and ranges: License fee in the range of [†] and royalties in the range of either (i) [†] or (ii) [†]. If the parties are unable to agree upon such specific terms and conditions within a period of 6 months after the date when the Sponsor exercised its option, the Sponsor shall have the right to have the terms and conditions which are still in issue determined by an arbitrator in accordance with Article 14. Said arbitrator shall be required to determine such outstanding terms and conditions:

(a)	Subject to this Article 9.2, in accordance with generally accepted industry standards where such terms and conditions relate purely to financial matters such as minimum annual royalty amounts, percentage royalty rates, and performance requirements; and

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

(b)	Substantially in accordance with the then current licensing practices of the Research Organization in all other matters including, without limiting the generality of the foregoing, matters of indemnification, insurance, confidentiality, use of trade-marks or names of Research Organization personnel, and disclaimer of warranty.

9.3 Each of the parties hereto grants the other the option to obtain a royalty-bearing license to use or otherwise exploit Joint Intellectual Property subject to terms and conditions determined in accordance with Article 9.4. Said option shall subsist with respect to each item of Joint Intellectual Property for a period of 6 months after said item has been disclosed in writing by one party to the other and may be exercised within this period by the exercising party delivering written notice of same to the other.

9.4 If either one of the parties exercises its option pursuant to Article 9.3, the parties shall negotiate in good faith to determine the specific terms and conditions on which the license shall be granted to the exercising party according to the terms and ranges set forth in Article 9.2. If the parties are unable to agree upon such specific terms and conditions within a period of 6 months after the date when the option was exercised, either party shall have the right to have the terms and conditions which are still in issue determined by an arbitrator in accordance with Article 14. Said arbitrator shall be required to determine such outstanding terms and conditions:

(a)	Subject to this Article 9.4, in accordance with generally accepted industry standards where such terms and conditions relate purely to financial matters such as minimum annual royalty amounts, and performance requirements except that the applicable royalty rate to be paid by the exercising party to the other shall be determined by ascertaining what would be a fair market royalty rate if the applicable Joint Intellectual Property was owned in its entirety by one party and was being licensed to an independent, arms-length, third party and then dividing this figure equally by the number of joint owners of the applicable Joint Intellectual Property; and

(b)	Substantially in accordance with the then current licensing practices of the Research Organization in all other matters including, without limiting the generality of the foregoing, matters of indemnification, insurance, confidentiality, use of trade-marks or names of Research Organization personnel, and disclaimer of warranty.

9.5 Subject to the Research Organization’s compliance with Article 6, the Sponsor hereby grants the Research Organization a non-exclusive, royalty-free license in perpetuity to use Sponsor Intellectual Property and Joint Intellectual Property but only for academic and research purposes, and not for any commercial purposes whatsoever. Except as expressly provided for above, the Research Organization may not use or license any Joint Intellectual Property without the express prior written consent of the Sponsor.

9.6 Notwithstanding Articles 6, 9.1 and 9.3 of this Agreement, the Sponsor (and the Sponsor’s sublicensees or sub-sublicensees, as the case may be) shall have access to, and the right to use, non-patentable research data and reports generated during the performance of the Project, for the limited purpose of fulfilling regulatory requirements in the research and development process relating to the technology that has been licensed to the Sponsor under the License Agreement.

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

10.0	TERM AND TERMINATION:

10.1 This Agreement shall be deemed to have come into force upon the beginning of the Contract Period and shall continue in effect for the full duration of the Contract Period unless sooner terminated in accordance with the provisions of this Article. The parties hereto may, however, extend the term of this Agreement for additional periods as desired under mutually agreeable terms and conditions which the parties reduce to writing and sign. Either party may terminate this agreement upon ninety (90) days prior written notice to the other.

10.2 In the event that either party hereto shall commit any breach of or default in any of the terms or conditions of this Agreement, and also shall fail to remedy such default or breach within thirty (30) days after receipt of written notice thereof from the other party hereto, the party giving notice may, at its option and in addition to any other remedies which it may have at law or in equity, terminate this Agreement by sending notice of termination in writing to the other party to such effect and such termination shall be effective as of the date of the receipt of such notice.

10.3 Termination of this Agreement by either party for any reason shall not affect the rights and obligations of the parties accrued prior to the effective date of termination of this Agreement pursuant to Articles 8 and 9. No, termination of this Agreement, however effectuated, shall release the parties hereto from their rights and obligations under Articles 4.3, 5, 6, 10.4, or 12.

10.4 Forthwith upon the termination of this Agreement, the Recipient shall cease to use the Provider’s Confidential Information in any manner whatsoever and upon the written request of the Provider shall forthwith deliver up to the Provider all of the Provider’s Confidential Information in the Recipient’s possession or control, together with a certificate certifying that no copies have been made or retained.

11.0	DISCLAIMER OF WARRANTY:

11.1 The Research Organization makes no representations or warranties, either express or implied, with respect to the data or other results arising from the Project or with respect to any Confidential Information it may disclose to the Sponsor. The Research Organization specifically disclaims any implied warranty of non-infringement or merchantability or fitness for a particular purpose and shall in no event be liable for any loss of profits, be they direct, consequential, incidental, or special or other similar or like damages arising from any defect, error or failure to perform, even if the Research Organization has been advised of the possibility of such damages. The Sponsor hereby acknowledges that the Project is of an experimental and exploratory nature, that no particular results can be guaranteed, and that it has been advised by the Research Organization to undertake its own due diligence with respect to all matters arising from this Agreement.

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

12.0	INDEMNITY:

12.1 The Sponsor hereby indemnifies, holds harmless and defends the Research Organization, its Board of Governors, directors, officers, employees, faculty, students, invitees, and agents against any and all claims (including all legal fees and disbursements incurred in association therewith) arising out of the receipt or use by the Sponsor of any of the Research Organization’s Confidential Information, the Research Organization Intellectual Property, the Joint Intellectual Property, the Sponsor Intellectual Property, or any data or other results arising from the Project including, without limiting the generality of the foregoing, any damages or losses, consequential or otherwise, arising from or out of same, howsoever the same may arise.

13.0	INSURANCE:

13.1 The parties acknowledge that the Research Organization has adequate liability insurance applicable to its officers, employees, and agents while acting within the scope of their employment by the Research Organization, and that the Research Organization has no liability insurance policy as such that can extend protection to any other person. Therefore, subject to Article 12, each party hereby assumes any risks of personal injury and property damage attributable to the negligent acts or omissions of that party and its officers, employees, and agents.

14.0	GOVERNING LAW AND ARBITRATION:

14.1 This Agreement shall be governed by and construed in accordance with the laws of the Province of British Columbia and the laws of Canada in force therein without regard to its conflict of law rules. All parties agree that by executing this Agreement they have attomed to the jurisdiction of the Supreme Court of British Columbia. Subject to Article 14.2, the Supreme Court of British Columbia shall have exclusive jurisdiction over this Agreement.

14.2 In the event of any dispute arising between the parties concerning this Agreement, its enforceability, or its interpretation, said dispute shall be settled by a single arbitrator appointed pursuant to the provisions of the International Commercial Arbitration Act of British Columbia, or any successor legislation then in force. The place of arbitration shall be Vancouver, British Columbia, Canada and the language to be used in the arbitration proceedings shall be English. Notwithstanding the foregoing, either party may apply to a court of competent jurisdiction for interim protection such as, by way of example, an interim injunction.

15.0	ASSIGNMENT:

15.1 Except as specifically provided by Article 15.2, this Agreement shall not be assigned by any party without the prior written consent of the others, which consent shall not be unreasonably withheld.

15.2 The Sponsor may assign its rights and obligations pursuant to this Agreement to any majority stockholder of the Sponsor and/or any subsidiary in which the Sponsor is a majority stockholder and/or to a purchaser of all or substantially all of the assets of the Sponsor, provided that the Sponsor notifies the Research Organization in writing in advance of such assignment and further provided that the assignee enter into a written agreement with the Research Organization pursuant to which the assignee agrees to assume responsibility for all of the Sponsor’s obligations pursuant to this Agreement.

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

16.0	NOTICES:

16.1 All notices or other documents that either of the parties hereto are required or may desire to deliver to the other party hereto may be delivered only by personal delivery or by registered or certified mail, or fax, all postage and other charges prepaid, at the address for such party set forth below or at such other address as that party may hereinafter designate in writing to the other. Any notice personally delivered or sent by fax shall be deemed to have been given or received at the time of delivery, or transmission.

Sponsor:	President
Xenon Genetics Inc.
100 - 2386 East Mall
Vancouver, British Columbia
V6T 1Z3
Telephone: (604) 221-8478
Fax: (604) 221-8423

Research Organization:	The Director
The University of British Columbia
University - Industry Liaison Office
I.R.C. Room 3312194 Health Sciences Mall
Vancouver, British Columbia
V6T 1Z3
Telephone: (604) 822-8580
Fax: (604) 822-8589

16.2 Questions or queries of a scientific nature or regarding financial matters may be directed by the Sponsor to the Research Organization through the following contacts:

Technical Matters:	Dr. Michael Hayden
Department of Medical Genetics
The University of British Columbia
Center for Molecular Medicine and Therapeutics
Vancouver, British Columbia
Telephone:(604) 875-3535
Telecopier:(604) 875-3819

Financial Matters:	Ms. Claudia Nadalini
Office of Financial Services
University of British Columbia
General Services Administration Building
2075 Wesbrook Mall
Vancouver, British Columbia
V6T 1Z1
Telephone:(604) 822-2321
Telecopier:(604) 822-2417

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

17.0	NO CONSULTING

17.1 The parties hereto acknowledge that, Dr. Michael Hayden (“Dr. Hayden”) has an appointment within the Research Organization and is also Chief Scientific Officer of the Sponsor and that Dr. Michael Hayden will be required to comply with the policies of the Research Organization relating to conflicts of interest. Without limiting the generality of the foregoing, the Sponsor and Dr. Hayden acknowledge and agree that Dr. Hayden has been engaged by the Research Organization as the Investigator in connection with the Project described in Appendix “A” to this Agreement, and that Dr. Hayden will not be engaged or retained as a consultant by the Sponsor or any other party in connection with the Project or research related to the Project.

18.0	GENERAL:

18.1 The appendices to this Agreement together with the terms and conditions contained within this Agreement constitute the entire understanding between the parties hereto and no modifications hereof shall be binding unless executed in writing by the parties hereto. The appendices will be binding upon the parties hereto except to the extent that they may conflict with the terms and conditions contained within this Agreement itself, in which case the terms and conditions of this Agreement shall govern.

18.2 In the event that any part, section, clause, paragraph or subparagraph of this Agreement shall be held to be indefinite, invalid, illegal or otherwise voidable or unenforceable, the entire agreement shall not fail on account thereof, and the balance of the Agreement shall continue in full force and effect.

18.3 No condoning, excusing or overlooking by either party of any default or breach by the other party in respect of any terms of this Agreement shall operate as a waiver of such party’s rights under this Agreement in respect of any continuing or subsequent default or breach, and no waiver shall be inferred from or implied by anything done or omitted by such party, save only an express waiver in writing.

18.4 No exercise of a specific right or remedy by any party precludes it from or prejudices it in exercising another right or pursuing another remedy or maintaining an action to which it may otherwise be entitled either at law or in equity.

18.5 In the event of a conflict arising between the interpretation of this Agreement and the License Agreement, the terms of the License Agreement will prevail.

IN WITNESS WHEREOF the parties hereto have hereunto executed this Agreement effective as of the beginning of the Contract Period, regardless of the date of execution.

Signed for and on behalf of XENON GENETICS INC. by its authorized signatories:	) ) ) ) )
Authorized Signatory	)
)

Authorized Signatory	) )

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

Signed for and on behalf of THE UNIVERSITY OF BRITISH COLUMBIA by its authorized signatories:	) ) ) ) )
Authorized Signatory	) )
)
Authorized Signatory	)

I have read and understood the foregoing Agreement and understand my responsibilities as the Investigator, and in particular acknowledge and agree with the restrictions on my ability to be retained or engaged as a consultant as set out in Article 17.1 herein:

Name: Dr. Michael Hayden
Department: UBC Medical Genetics Department

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

APPENDIX “A”

STATEMENT OF WORK

PROJECT DESCRIPTION

LPL Gene Therapy for LPL Deficiency

1.	PROJECT OBJECTIVE

AMT is developing an adeno-associated virus (MV) gene therapy strategy as an orphan drug to enhance triglyceride metabolism in genetically deficient LPL patients. When successful, this gene therapy approach has the potential to be used in large patient populations by correcting the lipoprotein phenotype in coronary artery disease and myocardial ischemia. This project is directed at the development of an adeno-associated virus (AAV), gene-based strategy for the replacement and/or enhancement of Lipoprotein Lipase (LPL) gene function in humans. The specific objectives of this gene targeting approach is to enhance intravascular triglyceride (Tg) metabolism (or in other words, lipid breakdown) in patients who have severely elevated blood Tg’s due to a genetic deficiency of LPL; these patient carry a high health risk of both morbidity and mortality, and occur in significant numbers in Western Europe, Canada, the US and South Africa.

2.	PROJECT DESCRIPTION

2.1.	Preclinical proof of principle studies

Objectives:

•	Generate and test MV vector expressing LPL

•	Demonstrating proof of principle

•	Evaluate gene expression

For the proof of principle study, [†].

Study design

1.	[†].

2.	[†]

3.	[†]

a.	[†]:

•	[†]

•	[†]

•	[†].

[†].

b.	[†].

[†].

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

Anticipated time schedule

1.	[†] study

a.	Start experiment: [†]

b.	End of experiment: [†]

2.	[†] study

a.	Start experiment: [†]

b.	End of experiment: [†]

Committed number of FTE’s fully dedicated to this project [†]

2.2.	Preclinical [†] studies

Objectives:

•	Evaluate safety

•	Evaluate immune response

•	Evaluate gene expression

•	Evaluate delivery site

•	Evaluate distribution of vector to various tissues (biodistribution)

•	Selection of product candidate for clinical development

•	Identify doses for clinical trials

•	Filing of regulatory submission to commence clinical trials

•	Obtain regulatory approval to start clinical trial

[†].

[†].

Anticipated time schedule

Start:             [†]

Budget

	Annual Budget [†] years			University Overhead @ [†]%”
Salaries, Equipment and Consumables
Project Leader	$	[	†]	$	[	†]
Benefits [†]		[	†]		[	†]

Post Doctoral Fellow		[	†]		[	†]
Benefits [†]		[	†]		[	†]

[†]		[	†]		[	†]
Benefits [†]		[	†]		[	†]

Reagents and routines (consumables)($[†] / person / month)		[	†]		[	†]
Minor Equipment		[	†]		—

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

Costs for animal experiments

[†] study *: [†]	[	†]	[	†]

[†] study **: ([†]	[	†]	[	†]

Subtotal	[	†]	[	†]

“TOTAL ANNUAL BUDGET:	[	†]

*	[†].
**	[†].

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

Annex 2

LICENSE AGREEMENT

BETWEEN:

THE UNIVERSITY OF BRITISH COLUMBIA, a corporation continued under the University Act of British Columbia and having its administrative offices at 2075 Wesbrook Mall, in the City of Vancouver, in the Province of British Columbia, V6T 1W5

(the “University”)

AND:

XENON GENETICS INC., a corporation continued under the laws of Canada, and having its administrative offices at Suite 100 - 2386 East Mall, Vancouver, British Columbia, V6T 1Z3

(the “Licensee”)

WHEREAS:

A. The University has been engaged in research during the course of which it has invented, developed and/or acquired certain technology identified in UBC Invention Disclosure File #UBC 94-061, entitled “Lipofipase Mutation 291, Implication for Coronary Artery Disease”, and File #UBC 91-003, entitled “Mutation in Human Lipoprotein Lipase Gene which causes Type 1 Hyperlipoproteinemia”;

B. [†] has invented, developed and/or acquired certain technology which may have common subject matter with certain technology invented, developed and/or acquired by the University, and identified in UBC Invention Disclosure File # UBC 99-082, entitled “Recombinant Viruses Preparation and use thereof in Gene Therapy”;

C. The University has been jointly engaged in research with the Academic Hospital at the University of Amsterdam (“AMC”) during the course of which they have jointly invented, developed and/or acquired certain technology identified in UBC Invention Disclosure File # UBC 00039, entitled “Mutation 447”;

D. The research done at the University with respect to the above referenced technologies was undertaken by Dr. Michael Hayden who is an employee of the University engaged in a number of research projects and a founder and chief scientific officer of the Licensee;

E. [†].

F. The University is desirous of entering into this agreement (the “Agreement”) with the objective of furthering society’s use of its advanced technology, and to generate further research in a manner consistent with its status as a non-profit, tax exempt educational institution; and

Annex 2

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

G. Subject to the terms and conditions hereinafter set out, the Licensee is desirous of the University granting a license to the Licensee to use or cause to be used the University’s interest in such technology to manufacture, distribute, market, sell and/or license or sublicense products and services derived or developed from such technology.

NOW THEREFORE THIS AGREEMENT WITNESSETH that in consideration of the premises and of the mutual covenants herein set forth, the parties hereto have covenanted and agreed as follows:

1.0	DEFINITIONS:

1.1. In this Agreement, unless a contrary intention appears, the following words and phrases shall mean:

(a)	“Accounting”: an accounting statement setting out in detail how the amount of Revenue was determined;

(b)	“Affiliated Company” or “Affiliated Companies”: two or more corporations where the relationship between them is one in which one of them is a subsidiary of the other, or both are subsidiaries of the same corporation, or fifty percent (50%) or more of the voting shares of each of them is owned or controlled by the same person, corporation or other legal entity;

(c)	“Collaborative Research Agreement”: the Collaborative Research Agreement dated August 1, 2000 between the University and the Licensee, which contemplates the performance of a research project entitled “LPL Gene Therapy for LPL Deficiency”,

(d)	“Confidential Information”: any part of the Information which is designated by either party (the “Disclosing Party”) as confidential, whether orally or in writing but excluding any part of the Information:

(i)	possessed by the receiving party prior to receipt from the Disclosing Party, other than through prior disclosure by the Disclosing Party, as evidenced by the receiving party’s business records;

(ii)	published or available to the general public otherwise than through a breach of this Agreement;

(iii)	obtained by the receiving party from a third party with a valid right to disclose it, provided that said third party is not under a confidentiality obligation to the Disclosing Party; or

(iv)	independently developed by employees, agents or consultants of the receiving party who had no knowledge of or access to the Disclosing Party’s Information as evidenced by the receiving party’s business records;

Annex 2

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

(e)	“Date of Commencement” or “Commencement Date”: this Agreement will be deemed to have come into force on the Date of Commencement which shall be August 1, 2000, and shall be read and construed accordingly;

(f)	“Effective Date of Termination”: the date on which this Agreement is terminated pursuant to Article 18;

(g)	“Field of Use”: gene therapy being [†].

(h)	“Xenon Improvements”: improvements, variations, updates, modifications, and enhancements which relate to the Technology made solely by the Licensee or any sublicensees of the Licensee at any time after the Commencement Date that cannot be practised without infringing the claims of the Patents;

(i)	“UBC Improvements”: improvements, variations, updates, modifications, and enhancements which relate to the Technology made solely by the University at any time after the Commencement Date that cannot be practised without infringing the claims of the Patents;

(j)	“Joint Improvements”: improvements, variations, updates, modifications, and enhancements which relate to the Technology made jointly by the University and the Licensee or the University and any sublicensees of the Licensee at any time after the Commencement Date that cannot be practised without infringing the claims of the Patents;

(k)	“Improvements”: collectively the UBC Improvements, the Xenon Improvements and the Joint Improvements;

(l)	“Information”: any and all Technology and any and all Improvements, the terms and conditions of this Agreement and any and all oral, written, electronic or other communications and other information disclosed or provided by the parties including any and all analyses or conclusions drawn or derived therefrom regarding this Agreement and information developed or disclosed hereunder, or any party’s raw materials, processes, formulations, analytical procedures, methodologies, products, samples and specimens or functions;

(m)	“Patents”: collectively the patents listed in Schedule “A”, including any patents or patent applications that may be added to Schedule “A” from time to time, and any counterparts, Continuation-ln-Part, renewals, divisionals, reissues, corresponding international patent applications, continuations and any patents resulting therefrom. For greater certainty the Patents and Patent applications as herein defined shall include, any and all Patents or Patent Applications arising from, or relating to Improvements, including Improvements that result from the Collaborative Research Agreement between the parties, which Patents or Patent applications shall be added to Schedule “A”;

(n)	“Product(s)”: goods manufactured in connection with the use of all or some of the Technology and/or any Improvements;

Annex 2

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

(o)	“Revenue”:[†], less the following deductions to the extent included in the amounts invoiced and thereafter actually allowed and taken:

(i)	[†],

(ii)	[†],

(iii)	[†],

(iv)	[†], and

(v)	[†].

Where any Revenue is derived from a country other than Canada it shall be converted to the equivalent in Canadian dollars on the date the Licensee is deemed to have received such Revenue pursuant to the terms hereof at the rate of exchange set by the Bank of Montreal for buying such currency. The amount of Canadian dollars pursuant to such conversion shall be included in the Revenue;

(p)	“Royalty Due Dates”: the last working day of March, June, September and December of each and every year during which this Agreement remains in full force and effect;

(q)	“Sublicensing Revenue”: [†], but excluding:

(i)	[†];

(ii)	[†];

(iii)	research fees received by the Licensee in reimbursement for the actual costs of research and development undertaken by the Licensee pursuant to a written research plan.

Where any Sublicensing Revenue is derived from a country other than Canada it shall be converted to the equivalent in Canadian dollars on the date the Licensee is deemed to have received such Sublicensing Revenue pursuant to the terms hereof at the rate of, exchange set by the Bank of Montreal for buying such currency. The amount of Canadian dollars pursuant to such conversion shall be included in the Sublicensing Revenue;

(r)	“Technology”: any and all knowledge, know-how and/or technique or techniques invented, developed and/or acquired, prior to the Date of Commencement by the University relating to, and including the technology described in Schedule “A” hereto, as amended from time to time, including, without limitation the Patents, and collectively the University’s interest in the UBC Technology, the UBC - [†] Technology and the UBC - Amsterdam Technology (as hereinafter defined in Article 2.1) and all research, data, specifications, instructions, manuals, papers or other materials of any nature whatsoever, whether written or otherwise, relating to same; and

Annex 2

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

(s)	“UBC Trade-marks”: any mark, trade-mark, service mark, logo, insignia, seal, design, symbol or device used by the University in any manner whatsoever.

2.0	PROPERTY RIGHTS IN AND TO THE TECHNOLOGY:

2.1. The parties hereto hereby acknowledge and agree that:

(a)	Dr. Michael Hayden has assigned his rights to the Technology and any Improvements to the University;

(b)	the University owns any and all right, title and interest in and to the technology identified in UBC Invention Disclosure File # UBC 94-061, entitled “Lipolipase Mutation 291, Implication for Coronary Artery Disease”, and File # UBC 91-003, entitled “Mutation in Human Lipoprotein Lipase Gene which causes Type 1 Hyperlipoproteinemia” as well as any and all UBC Improvements (the “UBC Technology”);

(c)	[†] has developed or acquired certain technology which has common subject matter with certain technology invented, developed and/or acquired by the University, and the University and [†] are named as joint owners within the United States of the technology identified in UBC Invention Disclosure File # UBC 99-082, entitled “Recombinant Viruses Preparation and use thereof in Gene Therapy” (the “UBC -[†] Technology”);

(d)	the University and AMC jointly own the technology identified in UBC Invention Disclosure File # UBC 00-039, entitled “Mutation 447” (the “UBC - Amsterdam Technology”),

(e)	the University and the Licensee, subject to the terms of this Agreement jointly own all Joint Improvements, and provided that notwithstanding the applicable patent or other intellectual property laws of any jurisdiction both the University and the Licensee shall only use and commercially exploit any Joint Improvements in accordance with the terms of this Agreement; and

(f)	the Licensee, subject to the terms of this Agreement, owns any all right, title and interest in and to the Xenon Improvements.

2.2. The Parties shall, on request, enter into such further agreements and execute any and all documents as may be required to ensure that ownership of the Technology, and any Improvements vest with, or remain with, the parties as set out in Article 2.1.

3.0	GRANT OF LICENSE:

3.1. In consideration of the license fees, milestone payments and royalty payments reserved herein, and the covenants on the part of the Licensee contained herein, the University hereby grants to the Licensee within the Field of Use:

(a)	a worldwide exclusive license to use and sublicense the UBC Technology, any UBC Improvements or any Joint Improvements, and any Patents related thereto, including the right to manufacture, distribute, and sell Products and provide services on the terms and conditions hereinafter set forth during the term of this Agreement;

Annex 2

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

(b)	a license of the University’s rights to the UBC - [†] Technology and any UBC Improvements or Joint Improvements and any Patents related thereto, including the right to use and sublicense the University’s rights in the UBC - [†] Technology and any UBC Improvements or Joint Improvements thereto, and to manufacture, distribute, and sell Products and provide services on the terms and conditions hereinafter set forth during the term of this Agreement. The University acknowledges and agrees that it shall not license within the Field of Use any of the University’s rights to the UBC - [†] Technology or any UBC Improvements or Joint Improvements thereto to any entity other than the Licensee for the duration of the term of this Agreement;

(c)	a worldwide co-exclusive license together with Amsterdam Molecular Therapeutics B.V. (“AMT”) of the University’s rights to the UBC - Amsterdam Technology and any UBC Improvements or Joint Improvements and any Patents related thereto, including the right to use and sublicense the University’s rights to the UBC - Amsterdam Technology and any UBC Improvements or Joint Improvements thereto, and to manufacture, distribute, and sell Products and provide services on the terms and conditions hereinafter set forth during the term of this Agreement The Licensee acknowledges and agrees that AMC has granted a worldwide co-exclusive license to AMT to use and sublicense the UBC - Amsterdam Technology. The University acknowledges and agrees that it shall not license within the Field of Use any of the University’s rights to the UBC - Amsterdam Technology or any UBC Improvements or Joint Improvements thereto to any entity other than the Licensee for the duration of the term of this Agreement;

3.2. The grant of the license:

(a)	set out in Article 3.1(b) is made expressly subject to all of the rights which [†] has acquired to the UBC - [†] Technology. The Licensee hereby acknowledges that the use, practice, exploitation and commercialization of any rights to the UBC - [†] Technology may be subject to the consent of [†], and that it shall be the Licensee’s sole responsibility to obtain such consent from [†];

(b)	set out in Article 3.1(c) is expressly made subject to the conditions precedent that the written consent of AMC be obtained by the University prior to the grant of such a co-exclusive license to the Licensee.

In the event the University is unable to obtain the consent referred to in Article 3.2(b), the grant of license by the University to the Licensee herein shall be limited to the grant of license referred to in Article 3.1(a) and (b).

3.3. The licenses granted herein are personal to the Licensee and are not granted to any Affiliated Company or Affiliated Companies, subject to the right of the Licensee to sublicense as set out herein.

Annex 2

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

3.4. The Licensee shall not cross-license the Technology or any UBC Improvements or Joint Improvements without the prior written consent of the University.

3.5. Notwithstanding Article 3.1, and subject to Article 10.6 herein, the parties acknowledge and agree that the University may use the Technology and any Improvements (including UBC Improvements, Joint Improvements and Xenon Improvements) without charge in any manner whatsoever for research, scholarly publication, educational or other non-commercial uses. Except as expressly provided for above, the University may not use or license any Joint Improvements without the express, prior written consent of the Licensee.

4.0	SUBLICENSING:

4.1. The Licensee shall have the right to grant sublicenses to Affiliated Companies and other third parties with respect to the Technology and any Improvements with the prior written consent of the University, such consent not to be unreasonably withheld. The Licensee shall not be obligated to obtain the University’s consent to the granting of a sublicense if the proposed sublicensee has a market capitalization in excess of CAN. $[†] at the time of the granting of the sublicense. Further, the University, subject to a full legal review and approval of the terms of such sublicense agreement and review of the performance terms in accordance with Article 11.3, hereby expressly consents to the Licensee granting a sublicense to AMT. The Licensee will furnish the University with a copy of each sublicense granted within 30 days after execution. The Licensee shall cause each sublicensee to indemnify the University on the same terms and conditions as are contained in Article 9.1 and which indemnity shall extend to cover any sub-sublicenses granted by such sublicensee.

4.2. Except as hereinafter provided, any sublicense granted by the Licensee shall be personal to the sublicensee and shall not be assignable without the prior written consent of the University, such consent not to be unreasonably withheld. A sublicensee may grant a further sub-sublicense to a third party for the purpose of developing, marketing, selling, manufacturing or distributing Products with the prior written consent of the University, such consent not to be unreasonably withheld. A sublicensee shall not be obligated to obtain the University’s consent to the granting of a sub-sublicense if the proposed sub-sublicensee has a market capitalization in excess of CAN. $[†] at the time of the granting of the sub-sublicense. The sublicensee shall furnish the University with a copy of such sub-sublicense granted within 30 days after execution. A sublicense can be assigned without the consent of the University to an Affiliated Company of the sublicensee or as part of a merger, acquisition or other business combination in which all or substantially all of the assets of the sublicensee are transferred. All sublicenses and sub-sublicensees shall contain covenants by the sublicensee or sub-sublicensees to observe and perform the terms and conditions contained in this Agreement, to the extent that the same are applicable.

4.3. Upon execution of a sublicense with AMT, AMT may register such sublicense with the relevant patent authorities, in those jurisdictions in which AMT carries on business and/or has its chief place of business. The University will provide reasonable assistance to AMT with respect to such registrations, provided that all reasonable costs incurred by the University in association with such registrations, including all legal expenses, shall be paid for by AMT, or the Licensee in the event of any default in payment by AMT. The University will, on request by the Licensee, endeavour to provide an estimate of such costs.

Annex 2

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

5.0	ROYALTIES:

5.1. In consideration of the license granted hereunder, the Licensee shall pay to the University a royalty comprised of:

(a)	—% of the Revenue, and

(b)	—% of the Sublicensing Revenue.

For clarification, Sublicensing Revenue shall be exclusive of Revenue, such that in no event shall the Licensee owe royalties to the University under both of Articles 5.1(a) and 5.1(b) in respect of any given amount of revenue.

5.2. If commercial development by the Licensee of a Product or Products incorporating the Technology or any Improvements is not possible without licensing other technology from an arms length third party to be used in combination with the Technology or any Improvements, then[†]:

•	[†] and

•	[†].

[†]

5.3. The royalty shall become due and payable within [†] days of each respective Royalty Due Date and shall be calculated with respect to the Revenue and the Sublicensing Revenue in the three month period immediately preceding the applicable Royalty Due Date.

5.4. All payments of royalties made by the Licensee to the University hereunder shall be made in Canadian dollars without any reduction or deduction of any nature or kind whatsoever, except as may be prescribed by Canadian law.

5.5. Products shall be deemed to have been sold by the Licensee and included in the Revenue when invoiced, or if not invoiced, then when delivered, shipped, or paid for, whichever is the first. Sublicensing Revenue shall be deemed to have been received by the Licensee with respect to each of its sublicensees when such consideration is actually received by the Licensee from its sublicensees.

5.6. Any transaction, disposition, or other dealing involving the Technology or any part thereof between the Licensee and another person that is not made at fair market value shall be deemed to have been made at fair market value, and the fair market value of that transaction, disposition, or other dealing shall be added to and deemed part of the Revenue or the Sublicensing Revenue, as the case may be, and shall be included in the calculation of royalties under this Agreement.

6.0	INITIAL LICENSE FEE, ANNUAL MAINTENANCE FEE AND MINIMUM ANNUAL ROYALTY:

6.1. As part of the consideration for the rights granted by the University to the Licensee hereunder, the Licensee agrees to issue to the University, as an initial license fee the sum of $— (Canadian funds) (the “Initial License Fee”). The said sum shall be paid concurrently with the execution of this Agreement. Neither all nor any portion of the said sum shall be refundable to the Licensee under any circumstances.

Annex 2

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

6.2. The Licensee acknowledges and agrees that the University has agreed to accept the Initial License Fee on the condition that [†].

6.3. In further consideration for the license granted hereunder, the Licensee shall pay to the University, in addition to all other amounts due under this Agreement, an annual maintenance fee of CAN. $— payable on execution of this Agreement and thereafter on or before September 1st of each year during which this Agreement remains in full force and effect (the “Annual Maintenance Fee”). Neither all nor any part of the Annual Maintenance Fee paid shall be refundable to the Licensee under any circumstances.

6.4. In addition to all other payments due hereunder, the Licensee shall pay to the University the following milestones, for each product developed by the Licensee or a sublicensee:

(a)	within [†] days of [†]the sum of CAN. $—;

(b)	within [†] days of[†], the sum of CAN. $—; and

(c)	within [†] days of receipt of[†], the sum of CAN. $—.

For greater clarity, it is agreed that the foregoing milestone payments shall be due and payable by the Licensee regardless of whether such milestones are achieved by the Licensee or a sublicensee, and such milestone payments shall in no way effect or diminish the royalties which are due and payable hereunder, and in particular, the calculation of the amount of royalty payable in connection with the Sublicensing Revenue.

6.5. The Licensee shall pay to the University the milestones due under Article 6.4. in the timeframes provided under Article 6.4, with the following exceptions:

(a)	[†];

(b)	[†]:

(i)	[†], or

(ii)	[†]; and

6.6. For greater certainty, and notwithstanding any provisions within this Agreement to the contrary, the parties agree that:

(a)	[†]; and

(b)	[†].

Annex 2

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

7.0	PATENTS:

7.1. The Licensee shall have the right to identify any process, use or products arising out of the Technology and any UBC Improvements or any Joint Improvements that may be patentable including the right to apply for further patents in other jurisdictions, or continuations, continuations-in-part, divisions, reissues, re-examinations or extensions of the Patents or any further applications made hereunder, and shall take all reasonable steps to apply for such a patents in the name of the University or jointly in the names of the University and the Licensee in the case of any patent relating to a Joint Improvement, provided that the Licensee pays all costs of applying for, registering and maintaining the patent in such jurisdictions as the Licensee may designate. The Licensee shall be responsible for the management, filing, prosecution and maintenance of such Patents, provided however, that the Licensee will obtain the University’s prior consent, as to any material decision or action taken in the prosecution of such Patents, which consent shall not to be unreasonably withheld by the University. The Licensee shall also provide the University with copies of all correspondence and documents relating to the filing, prosecution and maintenance of the Patents. In the event that this Agreement is terminated for any reason whatsoever, the Licensee shall pay all outstanding costs relating to such patent applications to the date of termination and shall direct the patent agents responsible for such patent applications to take all further instructions, if any, relating to such applications from the University.

7.2. On the issuance of a patent in accordance with Article 7.1, the Licensee shall have the right to become, and shall become, the licensee of the same all pursuant to the terms contained herein.

7.3. As of April 27, 2001, the University has incurred CAN. $80,091.70 in patenting the Technology. On execution of this Agreement, the Licensee will pay to the University the sum of CAN. $80,091.70 to reimburse the University for these costs. All further costs with respect to all Patents or Patent Applications relating to the Technology and any UBC Improvements or Joint Improvements, and all maintenance fees for such patents incurred by the University at any time after April 27, 2001, shall be reimbursed by the Licensee to the University within 30 days of presentation of receipts and/or invoices by the University to the Licensee. Without limiting the generality of the forgoing the Licensee agrees to pay for all costs with respect to the Patents, patent applications, divisionals, substitutions, continuations, continuations in part, all claims of foreign patent applications.

7.4. Should the Licensee decide to:

(a)	discontinue pursuing patent protection in relation to the Patents, or any continuation, continuation-in-part, division, re-issue, re-examination or extension of the Patent(s), or

(b)	not pursue patent protection in relation to the Patent(s) in any jurisdiction, or

(c)	discontinue or not pursue patent protection in relation to any further process, use or products arising out of the UBC Improvements or Joint Improvements in any jurisdiction,

then the Licensee shall provide the University with a minimum of [†] days notice of its decision to discontinue or not to pursue such patent protection in sufficient time for the University to file a

Annex 2

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

patent application, or continue pursuing an existing patent application. During the [†] day transition period the Licensee shall be responsible for all costs of filing, prosecuting and maintaining the Patents.

7.5. The Licensee shall provide to the University [†].

7.6. [†].

7.7. The Licensee will ensure proper patent marking for all Technology, and any UBC Improvements or Joint Improvements licensed hereunder and shall clearly mark the appropriate patent numbers on any Products made using the Technology and any UBC Improvements or Joint Improvements or any patented processes used to make such Products.

8.0	DISCLAIMER OF WARRANTY:

8.1. The University makes no representations, conditions or warranties, either express or implied, with respect to the Technology or any Improvements or the Products. Without limiting the generality of the foregoing, the University specifically disclaims any implied warranty, condition or representation that the Technology or any Improvements or the Products:

(a)	shall correspond with a particular description;

(b)	are of merchantable quality;

(c)	are fit for a particular purpose; or

(d)	are durable for a reasonable period of time.

The University shall not be liable for any loss, whether direct, consequential, incidental or special, which the Licensee suffers arising from any defect, error, fault or failure to perform with respect to the Technology or any Improvements or Products, even if the University has been advised of the possibility of such defect, error, fault or failure. The Licensee acknowledges that it has been advised by the University to undertake its own due diligence with respect to the Technology and any Improvements.

8.2. The parties acknowledge and agree that the International Sale of Goods Contracts Convention Act and the United Nations Convention on Contracts for the International Sale of Goods have no application to this Agreement.

8.3. Nothing in this Agreement shall be construed as:

(a)	a warranty or representation by the University as to title to the Technology and/or any Improvement or that anything made, used, sold or otherwise disposed of under the license granted in this Agreement is or will be free from infringement of patents, copyrights, trade-marks, industrial design or other intellectual property rights;

(b)	an obligation by the University to bring or prosecute or defend actions or suits against third parties for infringement of patents, copyrights, trade-marks, industrial designs or other intellectual property or contractual rights; or

Annex 2

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

(c)	the conferring by the University of the right to use in advertising or publicity the name of the University or the UBC Trade-marks.

8.4. Notwithstanding Article 8.3, in the event of an alleged infringement of the Technology or any UBC Improvements or Joint Improvements or any right with respect to the Technology or any UBC Improvements or Joint Improvements, the Licensee or a sublicensee shall have, upon receiving the prior written consent of the University, such consent not to be unreasonably withheld, the right but not the obligation to prosecute litigation designed to enjoin infringers of the Technology or any UBC Improvements or Joint Improvements. The Licensee acknowledges and agrees that the University may require the consent of [†] and/or AMC, as appropriate (in so far as any UBC - [†] Technology or UBC - Amsterdam Technology is alleged to be infringed), prior to providing such consent. Provided that it has first granted its prior written consent, the University agrees to co-operate to the extent of executing all necessary documents and to vest in the Licensee or sublicensee the right to institute any such suits, so long as all the direct and indirect costs and expenses of bringing and conducting any such litigation or settlement shall be borne by the Licensee or sublicensee and in such event all recoveries shall enure to the Licensee or sublicensee.

8.5. If any complaint alleging infringement or violation of any patent or other proprietary rights is made against the Licensee or a sublicensee of the Licensee with respect to the use of the Technology or any UBC Improvements or Joint Improvements or the manufacture, use or sale of the Products, the following procedure shall be adopted:

(a)	the Licensee shall promptly notify the University upon receipt of any such complaint and shall keep the University fully informed of the actions and positions taken by the complainant and taken or proposed to be taken by the Licensee on behalf of itself or a sublicensee;

(b)	except as provided in Article 8.5(d), all costs and expenses incurred by the Licensee or any sublicensee of the Licensee in investigating, resisting, litigating and settling such a complaint, including the payment of any award of damages and/or costs to any third party, shall be paid by the Licensee or any sublicensee of the Licensee, as the case may be;

(c)	no decision or action concerning or governing any final disposition of the complaint shall be taken without full consultation with and approval by the University;

(d)	the University may elect to participate formally in any litigation involving the complaint to the extent that the court may permit, but any additional expenses generated by such formal participation shall be paid by the University (subject to the possibility of recovery of some or all of such additional expenses from the complainant);

(e)	notwithstanding Article 8.3, if the complainant is willing to accept an offer of settlement and one of the parties to this Agreement is willing to make or accept such offer and the other is not, then the unwilling party shall conduct all further proceedings at its own expense, and shall be responsible for the full amount of any damages, costs, accounting of profits and settlement costs in excess of those provided in such offer, but shall be entitled to retain unto itself the benefit of any litigated or settled result entailing a lower payment of costs, damages, accounting of profits and settlement costs than that provided in such offer; and

Annex 2

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

(f)	the royalties payable pursuant to this Agreement shall be paid by the Licensee to the University in trust from the date the complaint is made until such time as a resolution of the complaint has been finalized. If the complainant prevails in the complaint, then the royalties paid to the University in trust pursuant to this Article shall be returned to the Licensee, provided that the amount returned to the Licensee hereunder shall not exceed the amount paid by the Licensee to the complainant in the settlement or other disposition of the complaint. If the complainant does not prevail in the complaint, then the University shall be entitled to retain all royalties paid to it pursuant to this Article.

9.0	INDEMNITY AND LIMITATION OF LIABILITY:

9.1. The Licensee hereby indemnifies, holds harmless and defends the University, its Board of Governors, officers, employees, faculty, students, invitees and agents against any and all claims (including all legal fees and disbursements incurred in association therewith) collectively a “Claim”) arising out of the exercise of any rights under this Agreement including, without limiting the generality of the foregoing, against any damages or losses, consequential or otherwise, arising from or out of the use of the Technology or Products licensed under this Agreement by the Licensee or its sublicensees, and sub-sublicensees, or their customers or end-users howsoever the same may arise. A condition of this obligation is that, whenever the University has information from which it may reasonably conclude an incident has occurred which could give rise to a Claim, the University shall promptly give notice to the Licensee of all pertinent data surrounding such incident and, in the event a Claim is made or suit is brought the University shall assist the Licensee and cooperate in the gathering of information with respect to the time, place and circumstances and in obtaining the names and addresses of any injured parties and available witnesses. The University shall not voluntarily make any payment or incur any expense in connection with any such Claim without the prior written consent of the Licensee. The Licensee shall have control over the defence and settlement of any Claim, provided that the Licensee keeps the University informed of all activities in a timely manner. The obligations set forth in this Article 9.1 shall survive the expiration or termination of this Agreement.

9.2. Subject to Article 9.3, the University’s total liability, whether under the express or implied terms of this Agreement, in tort (including negligence), or at common law, for any loss or damage suffered by the Licensee, whether direct, indirect or special, or any other similar or like damage that may arise or does arise from any breaches of this Agreement by the University, its Board of Governors, officers, employees, faculty, students or agents, shall be limited to the amount of the Initial License Fee paid pursuant to Article 6.1.

9.3. In no event shall the University be liable for consequential or incidental damages arising from any breach or breaches of this Agreement.

9.4. No action, whether in contract or tort (including negligence), or otherwise arising out of or in connection with this Agreement, may be brought by the Licensee more than six months after the cause of action has occurred.

Annex 2

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

10.0	PUBLICATION AND CONFIDENTIALITY:

10.1. The Information provided by the University shall be developed, received and used by the Licensee solely in furtherance of the purposes set forth in this Agreement subject to the terms and conditions set forth in this Article 10.

10.2. Each party hereto covenants and agrees that it will initiate and maintain an appropriate internal program limiting the internal distribution of the other party’s Confidential Information to only those officers, employees and professional advisors who require said Confidential Information in performing their obligations under this Agreement and who have signed confidentiality and non-disclosure agreements in a form approved by the Licensee’s Board of Directors in the case of the Licensee and in a form consistent with the terms of this Agreement in the case of the University.

10.3. Subject to Article 10.8, the Licensee and the University shall not use, either directly or indirectly, any Confidential Information of the other party for any purpose other than as set forth herein without the other party’s prior written consent.

10.4. If the Licensee or the University are required by judicial or administrative process to disclose any or all of the other party’s Confidential Information, they shall promptly notify the other party and allow the other party reasonable time to oppose such process before disclosing any such Confidential Information.

10.5. Notwithstanding any termination or expiration of this Agreement, the obligations created in this Article 10 shall survive and be binding upon the Licensee and the University, and their successors and assigns.

10.6. The University shall not be restricted from presenting at symposia, national or regional professional meetings, or from publishing in journals or other publications, accounts of its research relating to the Information, provided that with respect to Confidential Information only, the Licensee shall have been furnished copies of the disclosure proposed therefor at least [†] days in advance of the presentation or publication date and does not within [†] days after receipt of the proposed disclosure object to such presentation or publication. Any objection to a proposed presentation or publication shall specify the portions of the presentation or publication considered objectionable (the “Objectionable Material”). Upon receipt of notification from the Licensee that any proposed publication or disclosure contains Objectionable Material, the University and the Licensee shall work together to revise the proposed publication or presentation to remove or alter the Objectionable Material in a manner acceptable to the Licensee, in which case the Licensee shall withdraw its objection. If an objection is made, disclosure of the Objectionable Material shall not be made for a period of [†] months after the date the Licensee has received the proposed publication or presentation relating to the Objectionable Material. The University shall co-operate in all reasonable respects in making revisions to any proposed disclosures if considered by the Licensee to contain Objectionable Material. The University shall not be restricted from publishing or presenting the proposed disclosure as long as the Objectionable Material has been removed. After the 6 month period has elapsed the University shall be free to present and/or publish the proposed publication or presentation whether or not it contains Objectionable Material.

10.7. Subject to Article 10.8, the Licensee requires of the University, and the University agrees insofar as it may be permitted to do so at law, that this Agreement, and each part of it, is

Annex 2

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

confidential and shall not be disclosed to third parties, as the Licensee claims that such disclosure would or could reveal commercial, scientific or technical information and would significantly harm the Licensee’s competitive position and/or interfere with the Licensee’s negotiations with prospective sublicensees. Notwithstanding anything contained in this Article, the parties hereto acknowledge and agree that the University may identify the title of this Agreement, the parties to this Agreement and the names of the inventors of the Technology and any Improvements.

10.8. Notwithstanding the forgoing, the parties acknowledge and agree that the University and the Licensee may provide a copy of this Agreement to AMC, AMT and [†], and the University must provide certain reports and information to its Board of Governors, the Province of British Columbia and the government of Canada which may inter alia, include a summary of the terms of this Agreement and the activities thereunder.

11.0	PRODUCTION AND MARKETING:

11.1. The Licensee shall not use any of the UBC Trade-marks or make reference to the University or its name in any advertising or publicity whatsoever, without the prior written consent of the University, except as required by law and except that the Licensee and any of its sublicensees may disclose the existence and nature of this Agreement and (subject to the confidentiality provisions of Article 10) the nature of the technology being licensed without the need for the University’s consent. Without limiting the generality of the foregoing, the Licensee shall not issue a press release with respect to this Agreement or any activity contemplated herein without the prior review and approval of same by the University, which approval shall not be unreasonably withheld, except as required by law. If the Licensee is required by law to act in contravention of this Article, to the extent permissible by law, the Licensee shall provide the University with sufficient advance notice in writing to permit the University to bring an application or other proceeding to contest the requirement.

11.2. The Licensee will not register or use any UBC Trade-marks in association with the Products without the prior written consent of the University.

11.3. The Licensee shall use its commercially reasonable efforts to[†]. The University acknowledges and agrees that subject to the University’s prior review and approval of the terms in the contemplated sublicense between the Licensee and AMT pursuant to Article 4.1, the granting of such a sublicense by the Licensee to AMT will meet the forgoing obligation of the Licensee. Without limiting the generality of the foregoing, the Licensee covenants and agrees that it shall provide to the University, on each of the first five anniversaries of the Commencement Date of the License Agreement or the date of an amendment to the License Agreement, a written report (the “Status Report”) summarizing the Licensee’s development activities relating to the Technology and any Improvements that sets out all of the following information:

(a)	a summary of the research and development activities that the Licensee has undertaken in the course of the preceding 12 months to develop and commercialize the Technology and any Improvements;

(b)

a detailed summary of any and all improvements, variations, updates, modifications and enhancements to the Technology and any Improvements which the Licensee has developed and/or acquired in the course of the preceding

Annex 2

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

12 months, including any improvements, variations, updates, modifications and enhancements to the Technology or any Improvements of which the Licensee has been advised by any sublicensee, or sub-sublicensee of the Licensee; and

(c)	any and all corporate alliances formed by the Licensee related to the Technology or any Improvements in the course of the preceding 12 months, including any such corporate alliances of which the Licensee has been advised by a sublicensee or sub-sublicensee of the Licensee.

11.4. If the University is of the view that the Licensee is in material breach of Article 11.3, then the University shall notify the Licensee and the parties hereto shall appoint a mutually acceptable person as an independent evaluator (the “Evaluator”) to conduct the evaluation set forth in Article 11.3. If that the parties cannot agree on such an Evaluator, the appointing authority shall be the British Columbia International Commercial Arbitration Centre.

11.5. Unless the Parties mutually agree otherwise, the following rules and procedures shall govern the conduct of the parties and the Evaluator before and during the investigation by the Evaluator:

(a)	within [†] days of the appointment of the Evaluator each party shall provide to the Evaluator and the other party copies of all documents, statements and records on which the party intends to rely in presenting its position to the Evaluator;

(b)	within [†] days of the appointment of the Evaluator the Licensee shall provide to the Evaluator and the University a written summary of its position. On receipt of the Licensee’s summary the University shall have [†] days to prepare and submit to the Licensee and the Evaluator its own summary in reply to the summary submitted by the Licensee;

(c)	on receipt of the documents, statements, records and summaries submitted by the parties the Evaluator shall have [†] days within which to conduct such further inquiries as he or she may deem necessary for the purpose of reviewing the efforts made by the Licensee with respect to the promotion, marketing and sale of the Products and the Technology and any Improvements in compliance with the requirements of Article 11.3. For the purpose of conducting such an inquiry, the Evaluator shall have the right to:

(i)	require either party to disclose any further documents or records which the Evaluator considers to be relevant;

(ii)	interview or question either orally (or by way of written questions) one or more representatives of either party on issues deemed to be relevant by the Evaluator;

(iii)	make an “on site” inspection of the Licensee’s facilities;

(iv)	obtain if necessary, the assistance of an independent expert to provide technical information with respect to any area in which the Evaluator does not have a specific expertise;

Annex 2

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

(d)	On completion of the Inquiry described in Article 11.5(c) the Evaluator shall within [†] days prepare a report setting out his or her findings and conclusions as to whether or not the Licensee has committed a breach of Article 11.3. If the Evaluator has determined that the Licensee has committed a breach of Article 11.3, then the Evaluator shall also set out in the report his or her conclusions as to whether such breach:

(i)	was substantially due to external market conditions not within the control of the Licensee, or

(ii)	was substantially due to the Licensee’s failure to use its commercially reasonable efforts to comply with the requirements of Article 11.3.

(e)	The report and conclusions of the Evaluator shall be delivered to the Licensee and the University, and shall be accepted by both parties as final and binding.

11.6. If the Evaluator concludes:

(a)	pursuant to Article 11.5(d)(i) that the Licensee’s material breach was substantially due to external market conditions and not due to any omission or failure on the part of the Licensee, then the License granted hereunder shall continue in good standing,

(b)	pursuant to Article 11.5(d)(ii) that the Licensee’s material breach was substantially due to the Licensee’s failure to use commercially reasonable efforts then the University shall at its option have the right to terminate this Agreement as provided in Article 18, or

(c)	pursuant to Article 11.5(d) that the Licensee is not in material breach of Article 11.3, then the University shall not terminate this Agreement for breach of Article 11.3, nor shall it change the nature of the license granted hereunder.

11.7. The University may not call for more than one evaluation pursuant to Article 11.4 in each calendar year. The cost of an evaluation hereunder shall be borne[†].

12.0	ACCOUNTING RECORDS:

12.1. The Licensee shall maintain at its principal place of business, or such other place as may be most convenient, separate accounts and records of all Revenues, sublicenses and Sublicensing Revenues, and all business done pursuant to this Agreement, such accounts and records to be in sufficient detail to enable proper returns to be made under this Agreement, and the Licensee shall cause its sublicensees to keep similar accounts and records.

12.2. The Licensee shall deliver to the University on the date [†] days after each and every Royalty Due Date, together with the royalty payable thereunder, the Accounting and a report on all Sublicensing activity, including an accounting statement setting out in detail how the amount of Sublicensing Revenue was determined and identifying each sublicensee and the location of the business of each sublicensee.

Annex 2

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

12.3. The calculation of royalties shall be carried out in accordance with generally accepted Canadian accounting principles (“GAP”), or the standards and principles adopted by the U.S. Financial Accounting Standards Board (“FASB”) applied on a consistent basis.

12.4. The Licensee shall retain the accounts and records referred to in Article 12.1 above for at least [†] years after the date upon which they were made and shall permit any duly authorized representative of the University to inspect such accounts and records during normal business hours of the Licensee at the University’s expense. The Licensee shall furnish such reasonable evidence as such representative will deem necessary to verify the Accounting and will permit such representative to make copies of or extracts from such accounts, records and agreements at the University’s expense. If an inspection of the Licensee’s records by the University shows an under-reporting or underpayment by the Licensee of any amount to the University, in excess of [†]% for any [†] month period, then the Licensee shall reimburse the University for the cost of the inspection as well as pay to the University any amount found due (including any late payment charges or interest) within [†] days of notice by the University to the Licensee.

12.5. During the term of this Agreement, and thereafter, [†].

13.0	INSURANCE:

13.1. Unless satisfactory arrangements are made between the Licensee and the University with respect to a self-insurance program or the requirement for insurance hereunder is waived by the University [†] days prior to the commencement of any human clinical trials or other Product testing involving human subjects by the Licensee or any sublicensee, then the Licensee shall procure and maintain, during the term of this Agreement, the insurance outlined in Articles 13.2 and 13.3 and otherwise comply with the insurance provisions contained in Articles 13.2 and 13.3.

13.2. The Licensee shall give written notice to the University:

(a)	[†] days prior to the commencement of any human clinical trials or other Product testing involving human subjects by the Licensee or any sublicensee, (“Human Clinical Trials”); and

(b)

[†] days prior to the first sale of any Product by the Licensee or any sublicensee, of the terms and amount of the appropriate public liability, product liability and errors and omissions insurance which it has placed. Such insurance shall in no case be less than the insurance which a reasonable and prudent businessperson carrying on a similar line of business would acquire. This insurance shall be placed with a reputable and financially secure insurance carrier, shall include the University, its Board of Governors, faculty, officers, employees, students, and agents as additional insureds, and shall provide primary coverage with respect to the activities contemplated by this Agreement. Such policy shall include severability of interest and cross-liability clauses and shall provide that the policy shall not be cancelled or materially altered except upon at least [†] days’ written notice to the University. The University shall have the right to require reasonable amendments to the terms or the amount of coverage contained in the policy. Failing the parties agreeing on the appropriate terms or the amount of coverage, then the matter shall be determined by arbitration. The Licensee shall provide the

Annex 2

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

University with certificates of insurance evidencing such coverage [†] days before commencement of Human Clinical Trials and [†] days prior to the sales of any Product and the Licensee covenants not to start Human Clinical Trials, or sell any Product before such certificate is provided and approved by the University, or to sell any Product at any time unless the insurance outlined in this Article 13.2 is in effect.

13.3. The Licensee shall require that each sublicensee under this Agreement shall procure and maintain, during the term of the sublicense, public liability, product liability and errors and omissions insurance in reasonable amounts, with a reputable and financially secure insurance carrier or provide satisfactory arrangements through an appropriate self-insurance program. The Licensee shall use its best efforts to ensure that any and all such policies of insurance required pursuant to this Article shall contain a waiver of subrogation against the University, its Board of Governors, faculty, officers, employees, students, and agents.

14.0	ASSIGNMENT:

14.1. Except as hereinafter provided, the Licensee will not assign, transfer, mortgage, charge or otherwise dispose of any or all of the rights, duties or obligations granted to it under this Agreement without the prior written consent of the University, (subject to the Licensee’s right to sublicense without the prior written consent of the University pursuant to Article 4.1), such consent not to be unreasonably withheld. The Licensee may assign this license without the consent of the University as part of a merger, acquisition or other business combination in which all or substantially all of the assets of the Licensee are transferred.

14.2. The University shall have the right to assign its rights, duties and obligations under this Agreement to a company or society of which it is the sole shareholder, in the case of a company, or of which it controls the membership, in the case of a society. In the event of such an assignment, the Licensee will release, remise and forever discharge the University from any and all obligations or covenants, provided however that such company or society, as the case may be, executes a written agreement which provides that such company or society shall assume all such obligations or covenants from the University and that the Licensee shall retain all rights granted to the Licensee pursuant to this Agreement.

15.0	GOVERNING LAW:

15.1. This Agreement shall be governed by and construed in accordance with the laws of the Province of British Columbia and the laws of Canada in force therein without regard to its conflict of law rules.

16.0	NOTICES:

16.1. All payments, reports and notices or other documents that any of the parties hereto are required or may desire to deliver to any other party hereto may be delivered only by personal delivery or by registered or certified mail, telex or fax, all postage and other charges prepaid, at the address for such party set forth below or at such other address as any party may hereinafter designate in writing to the others. Any notice personally delivered or sent by telex or fax shall be deemed to have been given or received at the time of delivery, telexing or faxing. Any notice mailed as aforesaid shall be deemed to have been received on the expiration of five days after it is posted, provided that if there shall be at the time of mailing or between the time of

Annex 2

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

mailing and the actual receipt of the notice a mail strike, slow down or labour dispute which might affect the delivery of the notice by the mails, then the notice shall only be effected if actually received.

If to the University:	The Managing Director
University - Industry Liaison Office
University of British Columbia
IRC 331 - 2194 Health Sciences Mall
Vancouver, British Columbia
V6T 1Z3
Telephone: (604)822-8580
Fax: (604)822-8589

If to the Licensee:	The President
Xenon Genetics Inc.
Gerald McGavin Building
Suite 100 - 2386 East Mall
Vancouver, British Columbia
V6T 1Z3
Telephone: (604)221-8478
Fax: (604)221-8423

17.0	TERM:

17.1. This Agreement and the license granted hereunder shall terminate on the expiration of a term of 10 years from the Date of Commencement or the expiration of the last patent obtained pursuant to Article 7 herein, whichever event shall last occur, unless earlier terminated pursuant to Article 18 herein.

18.0	TERMINATION:

18.1. This Agreement shall automatically and immediately terminate without notice to the Licensee if any proceeding under the Bankruptcy and Insolvency Act of Canada, or any other statute of similar purport, is commenced by or against the Licensee provided such proceedings have not been dismissed within [†] days of the date on which they were commenced. In the event that the sublicense to be entered into between the Licensee and AMT is terminated, the Licensee may terminate this Agreement on [†] days prior written notice to the University, subject to payment of all amounts owed to the University.

18.2. The University may, at its option, terminate this Agreement immediately on the happening of any one or more of the following events by delivering notice in writing to that effect to the Licensee:

(a)	if any resolution is passed or order made or other steps taken for the winding up, liquidation or other termination of the existence of the Licensee;

(b)	if the Licensee is more than [†] days in arrears of royalties or other monies that are due to the University under the terms of this Agreement after written notice;

Annex 2

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

(c)	if the Technology or any Improvements becomes subject to any security interest, charge or encumbrance in favour of any third party , other than a sublicensee, granted by the Licensee without prior written consent of the University, not to be unreasonably withheld;

(d)	if the Licensee ceases or threatens to cease to carry on its business;

(e)	if the Licensee undergoes a reorganization or any part of its business relating to this Agreement is transferred to a subsidiary or associated company without the prior written consent of the University, such consent not to be withheld except as provided in Article 18.3 and to be provided within [†] days of receipt of a written request for the same;

(f)	if the Licensee commits any breach of Articles 4.1, 11.1, 11.2 or 13;

(g)	if it is determined, pursuant to Article 11.5, that the Licensee is in breach of Article 11.3;

(h)	if any sublicensee of the Licensee is in breach of its sublicense agreement with the Licensee and the Licensee does not cause such sublicensee to cure such default within [†] days of receipt of written notice from the University requiring that the Licensee cause such sublicensee to cure such default, or

(i)	if the Licensee is in breach of the Collaborative Research Agreement dated August 1, 2000, between the Licensee and the University, which breach has not been cured within the time provided for the curing of such breach under the terms of such other agreement.

18.3. The University shall not withhold its consent pursuant to Article 18.2(e) unless the granting of such consent would result in the University having a contractual relationship with an entity with whom the University is prohibited from contracting with pursuant to its then existing policies.

18.4. Other than as set out in Articles 18.1 and 18.2, if either party shall be in default under or shall fail to comply with the terms of this Agreement then the non-defaulting party shall have the right to terminate this Agreement by written notice to the other party to that effect if:

(a)	such default is reasonably curable within [†] days after receipt of notice of such default and such default or failure to comply is not cured within 30 days after receipt of written notice thereof; or

(b)	such default is not reasonably curable within [†] days after receipt of written notice thereof, and such default or failure to comply is not cured within such further reasonable period of time as may be necessary for the curing of such default or failure to comply.

Any written notice issued pursuant to this Article 18.5 shall expressly set out the default or defaults with respect to which notice is being given.

Annex 2

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

18.5. If this Agreement is terminated pursuant to Article 18.1, 18.2, or 18.4, the Licensee shall make royalty payments to the University in the manner specified in Article 5, and 6 and the University may proceed to enforce payment of all outstanding royalties or other monies owed to the University and to exercise any or all of the rights and remedies contained herein or otherwise available to the University by law or in equity, successively or concurrently, at the option of the University. Upon any such termination of this Agreement, the Licensee shall forthwith deliver up to the University all Technology and any UBC Improvements in its possession or control and shall have no further right of any nature whatsoever in the Technology or any UBC Improvements. On the failure of the Licensee to so deliver up the Technology and any UBC Improvements, the University may immediately and without notice enter the Licensee’s premises and take possession of the Technology and any UBC Improvements. The Licensee will pay all charges or expenses incurred by the University in the enforcement of its rights or remedies against the Licensee including, without limitation, the University’s legal fees and disbursements on an indemnity basis.

18.6. The Licensee shall cease to use the Technology or any UBC Improvements in any manner whatsoever or to manufacture or sell the Products within five days from the Effective Date of Termination, subject to the expiration or invalidation of any applicable Patents. The Licensee shall then deliver or cause to be delivered to the University an accounting within 30 days from the Effective Date of Termination. The accounting will specify, in or on such terms as the University may in its sole discretion require, the inventory or stock of Products manufactured and remaining unsold on the Effective Date of Termination. The University will instruct that the unsold Products be stored, destroyed or sold under its direction, provided this Agreement was terminated by the University pursuant to Article 18.2 or 18.4 and subject to the expiration or invalidation of any applicable Patents. Without limiting the generality of the foregoing, if this Agreement was terminated pursuant to Article 18.1, the unsold Products will not be sold by any party without the prior written consent of the University. The Licensee will continue to make royalty payments to the University in the same manner specified in Article 5 and 6 on all unsold Products that are sold in accordance with this Article 18.6, notwithstanding anything contained in or any exercise of rights by the University under Article 18.5 herein.

18.7. Notwithstanding the termination of this Agreement, Article 12 shall remain in full force and effect until [†] years after

(a)	all payments of royalty required to be made by the Licensee to the University under this Agreement have been made by the Licensee to the University, and

(b)	any other claim or claims of any nature or kind whatsoever of the University against the Licensee has been settled.

19.0	MISCELLANEOUS COVENANTS OF LICENSEE:

19.1. The Licensee hereby represents and warrants to the University that the Licensee is a corporation duly organized, existing and in good standing under the laws of Canada and has the power, authority and capacity to enter into this Agreement and to carry out the transactions contemplated by this Agreement, all of which have been duly and validly authorized by all requisite corporate proceedings.

19.2. The Licensee represents and warrants that [†].

Annex 2

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

19.3. The Licensee shall comply with all laws, regulations and ordinances, whether Federal, State, Provincial, County, Municipal or otherwise, with respect to the Technology and any Improvements and/or this Agreement.

19.4. [†].

19.5. [†].

19.6. The Licensee shall pay all taxes and any related interest or penalty howsoever designated and imposed as a result of the existence or operation of this Agreement, including, but not limited to, tax which the Licensee is required to withhold or deduct from payments to the University. The Licensee will furnish to the University such evidence as may be required by Canadian authorities to establish that any such tax has been paid. The royalties specified in this Agreement are exclusive of taxes. If the University is required to collect a tax to be paid by the Licensee or any of its sublicensees, the Licensee shall pay such tax to the University on demand.

19.7. The obligation of the Licensee to make all payments hereunder will be absolute and unconditional and will not, except as expressly set out in this Agreement, be affected by any circumstance, including without limitation any set-off, compensation, counterclaim, recoupment, defence or other right which the Licensee may have against the University, or anyone else for any reason whatsoever.

19.8. All amounts due and owing to the University hereunder but not paid by the Licensee on the due date thereof shall bear interest in Canadian dollars at the rate of one per cent (1%) per month. Such interest shall accrue on the balance of unpaid amounts from time to time outstanding from the date on which portions of such amounts become due and owing until payment thereof in full.

20.0	GENERAL:

20.1. Nothing contained herein shall be deemed or construed to create between the parties hereto a partnership or joint venture. No party shall have the authority to act on behalf of any other party, or to commit any other party in any manner or cause whatsoever or to use any other party’s name in any way not specifically authorized by this Agreement. No party shall be liable for any act, omission, representation, obligation or debt of any other party, even if informed of such act, omission, representation, obligation or debt.

20.2. Subject to the limitations hereinbefore expressed, this Agreement shall enure to the benefit of and be binding upon the parties and their respective successors and permitted assigns.

20.3. No condoning, excusing or overlooking by any party of any default, breach or non- observance by any other party at any time or times in respect of any covenants, provisos or conditions of this Agreement shall operate as a waiver of such party’s rights under this Agreement in respect of any continuing or subsequent default, breach or non-observance, so as to defeat in any way the rights of such party in respect of any such continuing or subsequent default or breach, and no waiver shall be inferred from or implied by anything done or omitted by such party, save only an express waiver in writing.

Annex 2

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

20.4. No exercise of a specific right or remedy by any party precludes it from or prejudices it in exercising another right or pursuing another remedy or maintaining an action to which it may otherwise be entitled either at law or in equity.

20.5. Marginal headings as used in this Agreement are for the convenience of reference only and do not form a part of this Agreement and are not be used in the interpretation hereof.

20.6. The terms and provisions, covenants and conditions contained in this Agreement which by the terms hereof require their performance by the parties hereto after the expiration or termination of this Agreement shall be and remain in force notwithstanding such expiration or other termination of this Agreement for any reason whatsoever.

20.7. If any Article, part, section, clause, paragraph or subparagraph of this Agreement shall be held to be indefinite, invalid, illegal or otherwise voidable or unenforceable, the entire Agreement shall not fail on account thereof, and the balance of this Agreement shall continue in full force and effect.

20.8. The parties hereto each acknowledge that the law firm of Richards Buell Sutton has acted solely for the University in connection with this Agreement and that all other parties hereto have been advised to seek independent legal advice.

20.9. This Agreement sets forth the entire understanding between the parties and no modifications hereof shall be binding unless executed in writing by the parties hereto.

20.10. Time shall be of the essence of this Agreement.

20.11. Whenever the singular or masculine or neuter is used throughout this Agreement the same shall be construed as meaning the plural or feminine or body corporate when the context or the parties hereto may require.

20.12. This Agreement may be executed in any number of counterparts, each of which when delivered will be deemed to be an original, for all purposes and will constitute one and the same instrument, binding on the parties, notwithstanding that all the parties are not signatories of the same counterpart.

20.13. In the event of a conflict arising between the interpretation of this Agreement and the Collaborative Research Agreement, the terms of this Agreement shall prevail.

IN WITNESS WHEREOF the parties hereto have hereunto executed this Agreement on the 15th day of February, 2001 but effective as of the Date of Commencement.

Annex 2

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

SIGNED FOR AND ON BEHALF of THE UNIVERSITY OF BRITISH COLUMBIA by its duly authorized officers: Authorized Signatory Authorized Signatory	) ) ) ) ) ) ) ) )
THE CORPORATE SEAL of XENON GENETICS INC was hereunto affixed in the presence of: Authorized Signatory Authorized Signatory	) ) ) ) ) ) ) ) )	c/s

Annex 2

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

SCHEDULE “A”

DESCRIPTION OF “TECHNOLOGY”

UBC File #	Title	Inventors	Patents
94-061	Lipolipase Mutation 291, Implication for Coronary Artery Disease		U.S.:5,658,729 U.S.: SN 08/817,192 Can.: SN 2,202,477 EPO: 95 93 75 98.1 (Ger., Fr., U.K., Switz.)

91-003	Mutation in Human Lipoprotein Lipase Gene which causes Type 1 Hyperlipoproteinemia		Can.: SN 2,035,177

99-082	Recombinant Viruses Preparation and use thereof in Gene Therapy		U.S.: SN 08/737,954 FR: 94/06759 PCT: FR 95/00669 CIP: SN 09/713,268

00-039	Mutation 447		PCT: CA00/00762

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

CONSENT OF XENON AND UBC

TO UNIQURE-CHIESI AGREEMENT

THIS AGREEMENT is made as of June 28, 2013 (the “Effective Date”),

BETWEEN:

XENON PHARMACEUTICALS INC.

(“Xenon”)

AND:

THE UNIVERSITY OF BRITISH COLUMBIA

(“UBC”)

AND:

UNIQURE BIOPHARMA B.V.

(“uniQure”)

WITNESSES THAT WHEREAS:

A.	uniQure and Xenon (formerly known as Xenon Genetics Inc.) are parties to a Sublicense and Research Agreement dated June 18, 2001 (the “Xenon-uniQure Agreement”), which is, among other things, a sublicense under a License Agreement between Xenon and UBC dated February 15, 2001;

B.	The Xenon-uniQure Agreement requires the consent of both Xenon and UBC to any grant of a further sublicense thereunder by uniQure;

C.	uniQure desires to sublicense to Chiesi Farmaceutici S.p.A (“Chiesi”) certain rights under the Xenon-uniQure Agreement, on the terms and conditions set out in the Commercialization Agreement dated April 29, 2013 (the “uniQure-Chiesi Agreement”) attached as Schedule A to this Agreement; and

D.	Xenon and UBC desire to consent to uniQure sublicensing to Chiesi certain rights under the Xenon-uniQure Agreement on the terms set out in the Commercialization Agreement, and uniQure desires to accept such consent, on the terms set out in this Agreement.

NOW THEREFORE THE PARTIES, for good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged), covenant and agree as follows:

1.	Consent by Xenon and UBC to Sublicensing. Xenon and UBC hereby consent to uniQure sublicensing to Chiesi certain rights under the Xenon-uniQure Agreement on the

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

terms set out in the uniQure-Chiesi Agreement, and on the terms set out in this Agreement. By granting consent under this Section, neither Xenon nor UBC is waiving any of the terms of the Xenon-uniQure Agreement, and Xenon retains all its rights under the Xenon-uniQure Agreement.

2.	Xenon Share of Payments under Xenon-uniQure Agreement. Xenon and uniQure acknowledge and agree that, pursuant to the terms of the Xenon-uniQure Agreement, as amended hereby, Xenon is entitled to receive the share (“Xenon Share”) set out below of the following payments from Chiesi to uniQure under the uniQure-Chiesi Agreement:

(a)	Pursuant to Section 5.6 of the Xenon-uniQure Agreement, Xenon is entitled to receive [†]% of the one-time fee of EUR [†] (the “One-Time Fee”) set out in Section 2.1(c)(1) of the uniQure-Chiesi Agreement.

(b)	Pursuant to Section 5.6 of the Xenon-uniQure Agreement, Xenon is entitled to receive [†]% of the commercial milestone payments (the “Commercial Milestone Payments”) of up to EUR [†] set out in Sections 2.1(c)(2)(A) through (D) of the uniQure-Chiesi Agreement.

(c)	Pursuant to Section 6.2 of the Xenon-uniQure Agreement, as amended hereby, Xenon is entitled to receive the royalties set-out below:

i.	[†]% of all payments of the Purchase Price (as defined in the uniQure-Chiesi Agreement) set out in Sections 2.3(c)(i) and (ii) of the uniQure-Chiesi Agreement, for the period prior to expiration of the last-to-expire patent included in the Xenon Licensed Technology or Licensed Products (the “Patent Period”), subject to adjustment pursuant to Section 6.3 of the Xenon-uniQure Agreement; and

ii.	[†]% of all payments of the Purchase Price set out in Sections 2.3(c)(i) and (ii) of uniQure-Chiesi Agreement, for the period beginning after expiration of the Patent Period and ending [†] years after the date of first sale by Chiesi, its affiliates or subdistributors for use or consumption by the general public of any Product (as defined in the uniQure-Chiesi Agreement) after Marketing Authorization (as defined in the uniQure-Chiesi Agreement) has been obtained for the Product, but without any adjustment pursuant to Section 6.3 of the Xenon-uniQure Agreement.

For the purposes of this Agreement, the Xenon-uniQure Agreement is hereby amended to give effect to the provisions of this Section 2(c).

3.	Payment of Xenon Share. uniQure will pay the Xenon Share, without set-off or deduction of any nature whatsoever or notice or demand therefor, to Xenon as follows:

(a)	uniQure will pay to Xenon the [†]% Xenon Share of the One-Time Fee as follows:

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

i.	[†]% within [†] days after receipt by uniQure of the One-Time Fee from Chiesi pursuant to the uniQure-Chiesi Agreement; and

ii.	[†]% on the first anniversary of the Effective Date of this Agreement;

(b)	uniQure will pay to Xenon the [†]% Xenon Share of each and every of the Commercial Milestone Payments within [†] days after receipt by uniQure of each and every Commercial Milestone Payment from Chiesi; and

(c)	uniQure will pay to Xenon the [†]% (subject to Section 6.3 of the Xenon-uniQure Agreement) or [†]%, as the case may be, Xenon Share of the Purchase Price within [†] days after receipt by uniQure of each and every payment received by uniQure from Chiesi pursuant to Sections 2.3(c)(i) and (ii) of uniQure-Chiesi Agreement, by paying to Xenon [†]% (subject to Section 6.3 of the Xenon-uniQure Agreement) or [†]% of each and every such payment.

4.	Reports and Audit of Xenon Share.

(a)	uniQure will deliver to Xenon with each payment of the Xenon Share a written report setting out in detail how the amount of the payment was determined.

(b)	Xenon will have the right to have an independent certified public accounting firm (or local equivalent) of nationally recognized standing, reasonably acceptable to uniQure, have access during normal business hours, and upon reasonable prior written notice, to uniQure’s records (and its sub-sublicensees’) as may be reasonably necessary to verify the accuracy of payments of the Xenon Share; provided, however, that Xenon will not have the right to conduct more than one such audit in any calendar year. Xenon will bear the cost of such audit unless the audit reveals an underpayment to Xenon of more than [†]%, in which case uniQure will bear the cost of the audit. If, based on the results of such audit, additional payments are owed by uniQure under this Agreement, uniQure will make such additional payments, with interest as set forth in Section 7(c) of this Agreement, within [†] days after the date on which such accounting firm’s written report is delivered to uniQure.

(c)	If any payment of the Xenon Share is not made when due, uniQure will pay to Xenon interest on the balance unpaid at (i) a rate of [†]% per month, compounded monthly (equivalent to [†]% per annum) until paid, or (ii) the greatest amount payable under applicable law, whichever is lower.

5.	Evidence of Chiesi Insurance. uniQure will provide to Xenon, upon request, with evidence of the insurance procured and maintained by Chiesi pursuant to Section 6.5 of the uniQure-Chiesi Agreement. The foregoing will not waive or limit any of uniQure’s obligations relating to insurance that are set out in Article 11 of the Xenon-uniQure Agreement.

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

6.	Consent by uniQure to Certain Information Disclosures.

(a)	Pursuant to Section 8.3 of the Xenon-uniQure Agreement, uniQure hereby consents to the disclosure of the Xenon-uniQure Agreement, as well as other information of uniQure made confidential by Article 8 of the Xenon-uniQure Agreement, by Xenon in connection with Xenon’s financing or acquisition activities (“Financing or Acquisition Activities”) to Xenon’s existing or potential investors, lenders, acquirers, investment bankers, underwriters, analysts and other third parties (which shall be deemed to include their legal counsel) (“Financing or Acquisition Disclosees”), solely on a need-to-know basis and under obligations of confidentiality and non-use (“Financing or Acquisition Disclosee Confidentiality Obligations”) that are at least equivalent in scope to those set out in Article 8 of the Xenon-uniQure Agreement. Notwithstanding the foregoing, Xenon may not disclose in whole or in part any copy of the uniQure-Chiesi Agreement under this Section 6(a), except with uniQure’s prior written consent.

(b)	Further, in connection with due diligence reviews as part of any Financing or Acquisition Activities of Xenon, on Xenon’s reasonable request uniQure agrees to provide such further information as may be reasonably requested by Xenon with regard to timelines of the status of activities and nature of material terms under the Xenon-uniQure Agreement, which information may be provided at Xenon’s direction to Xenon (which shall be deemed to include its legal counsel), to Xenon’s designated Financing or Acquisition Disclosees, or to both, provided that any such information will be deemed confidential information of uniQure which (i) if provided to Xenon, will be subject to Article 8 of the Xenon-uniQure Agreement, and (ii) if provided to any Financing or Acquisition Disclosees, will be subject to Financing or Acquisition Disclosee Confidentiality Obligations.

(c)	Finally, notwithstanding Article 8 of the Xenon-uniQure Agreement, Xenon will be permitted to make disclosure of the Xenon-uniQure Agreement, as well as other information of uniQure made confidential by Article 8 of the Xenon-uniQure Agreement, as required by public disclosure or timely disclosure requirements imposed by securities law or stock exchange policies (“Securities Law Disclosures”), provided however that Xenon will promptly notify uniQure thereof, and allow uniQure reasonable time to review such proposed disclosure to the extent practicable in the circumstances. Further, uniQure agrees to provide timely reviews of any written material Xenon, its counsel or investment bankers might reasonably request with respect to any such Securities Law Disclosures needing to be made in any written materials Xenon plans to make to regulatory authorities such as the SEC.

7.

Entire Agreement. The Xenon-uniQure Agreement and this Agreement will, to the extent permitted at law, be read together as if both documents were contained in the same instrument. The Xenon-uniQure Agreement and this Agreement, together with the other agreements or instruments between the parties referred to in the Xenon-uniQure

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

Agreement and this Agreement, constitute the entire agreement between the parties pertaining to the subject matter of the Xenon-uniQure Agreement and this Agreement and supersede all prior agreements, understandings, negotiations and discussions, whether oral or written express or implied, statutory or otherwise between the parties. Except for the other agreements and documents referred to in the Xenon-uniQure Agreement and this Agreement, there are no agreements which are collateral to this Agreement and no other agreements, collateral or otherwise, and no warranties, express, implied or statutory, with respect to the subject matter of the Xenon-uniQure Agreement or this Agreement, except as expressly provided therein.

8.	Modification; Waiver. This Agreement may not be altered, amended or modified, except in writing signed by both parties. No failure or delay in enforcing any right or exercising any remedy will be deemed a waiver of any right or remedy. Further, uniQure will not amend the uniQure-Chiesi Agreement in any manner that affects Xenon’s rights under this Agreement or changes the financial terms of the uniQure-Chiesi Agreement, without Xenon’s prior written consent.

9.	Governing Law. This Agreement will be exclusively construed and governed in all respects by the laws in force in the province of British Columbia, Canada, and the federal laws of Canada applicable therein, without regard to conflicts of law principles that would apply a different body of law.

(Signature page follows.)

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

IN WITNESS whereof, the parties have caused this Agreement to be executed by their authorized representatives as of the Effective Date.

XENON PHARMACEUTICALS INC.		THE UNIVERSITY OF BRITISH COLUMBIA

Per:		Per:
	/s/ Simon Pimstone		/s/ John-Paul Heale
	(Signature)		(Signature)

Name:	Simon Pimstone	Name:	John-Paul Heale
(Print)
Title:	President & CEO	Title	Associate Director, UILO

UNIQURE BIOPHARMA B.V.

Per:

/s/ Authorized Signatory
(Signature)

Name:
(Print)
Title:

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

SCHEDULE A

UNIQURE-CHIESI AGREEMENT

See attached.

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

CONFIDENTIAL	EXECUTION COPY

COMMERCIALIZATION AGREEMENT

This Commercialization Agreement (this “Agreement”) is entered into as of 29 April 2013 (the “Effective Date”), by and between uniQure Biopharma B.V., formerly known as Amsterdam Molecular Therapeutics (AMT) B.V., a Dutch corporation, with its offices at Meibergdreef 61, 1105 BA Amsterdam, The Netherlands (“uniQure”), and Chiesi Farmaceutici S.p.A., an Italian corporation, with its offices at Via Palermo, 26/A, 43122 Parma, Italy (“Chiesi”). uniQure and Chiesi are sometimes referred to herein individually as a “Party” and collectively as the “Parties”.

WHEREAS, uniQure is a company engaged in the research and clinical development of human gene based therapies. Its lead product, “Glybera”, for the treatment of lipoprotein lipase deficiency was approved by the European Commission in November 2012;

WHEREAS, Chiesi is a pharmaceutical company engaged in the research, development, sales and marketing as well as distribution of ethical medicinal products;

WHEREAS, uniQure desires to appoint Chiesi, on an exclusive basis, to obtain and maintain the best possible Price and Reimbursement Approval (as defined below) and to Commercialize (as defined below) the Product (as defined below) in the Territory (as defined below), in accordance with the terms and conditions set forth below, and Chiesi desires to accept uniQure’s exclusive appointment.

NOW, THEREFORE, uniQure and Chiesi hereby agree as follows:

ARTICLE I

DEFINITIONS; INTERPRETATION

Capitalized terms used herein shall have the meanings assigned to them as follows.

1.1 “Affiliate” shall mean, with respect to a Party, any Person Controlled by, in Control of, or under common Control with such Party.

1.2 “Additional Rights” has the meaning set forth in Section 7.5(a).

1.3 “Agreement” has the meaning set forth in the first and opening paragraph of this Agreement.

1.4 “Alliance Manager” has the meaning set forth in Section 4.4.

1.5 “Applicable Laws” shall mean all applicable laws, statutes, codes, rules and regulations, judgments, order and ordinances, including any rules, regulations, guidelines or other requirements of any Regulatory Authority within the Territory, that may be in effect from time to time.

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

CONFIDENTIAL	EXECUTION COPY

1.6 “Approved Activities” has the meaning set forth in Section 8.1(b).

1.7 “Average Net Sales Price” shall mean the average net sales price of a particular Product in the Territory, calculated on a monthly basis, by dividing the Net Sales of the Product in the Territory effected in a particular calendar month by the number of patient doses of the Product accounting for the Net Sales in such calendar month.

1.8 “Business Day” shall mean a day on which banking institutions in Amsterdam, The Netherlands and Parma, Italy, are open for business, excluding any Saturday or Sunday.

1.9 “Certificate of Analysis” shall mean the certificate substantially in the form attached hereto as Schedule 1.9 evidencing the analytical test conducted on a specific lot of Product and setting forth, among other items, the items tested, Specifications, and test results.

1.10 “Certificate of Compliance” shall mean the certificate substantially in the form attached as Schedule 1.10 stating that a specific lot of Product complies with the warranties set forth in Section 5.2.

1.11 “Chiesi” has the meaning set forth in the first and opening paragraph of this Agreement.

1.12 “Claims” has the meaning set forth in Section 6.1.

1.13 “Co-Development and License Agreement” shall mean that certain Co-Development and License Agreement for Hemophilia B concluded separately between the Parties on the date hereof.

1.14 “Collaboration” shall mean the relationship between and activities conducted by the Parties under this Agreement and all other agreements between the Parties referenced herein (other than the Confidentiality Agreement), including the Co-Development and License Agreement (collectively, the “Collaboration Agreements”).

1.15 “Collaboration Agreements” has the meaning set forth in Section 1.14.

1.16 “Commercialization” shall mean any and all activities, whether before or after Regulatory Approval, directed to the marketing, detailing and promotion of the Product and shall include pre-launch, launch and post-launch marketing, promoting, detailing, marketing research, medical affairs, managed markets, distributing, offering to commercially sell and commercially selling the Product, importing, exporting or transporting the Product for commercial sale and regulatory affairs with respect to the foregoing, including the filing and obtaining of Price and Reimbursement Approval for the Product, but shall not include Manufacturing nor any development activities. When used as a verb, “Commercializing”, “Commercialize” and “Commercialized” shall mean to engage in Commercialization.

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

CONFIDENTIAL	EXECUTION COPY

1.17 “Commercially Reasonable Efforts” shall mean, with respect to the efforts to be expended by a Party with respect to a goal, reasonable, diligent, good faith efforts to accomplish such goal[†]. Without prejudice to the foregoing and with respect to Chiesi, Commercially Reasonable Efforts shall at least include the efforts as further described in Schedule 8.1(a).

1.18 “Confidential Information” shall mean all confidential or proprietary information of a Party, including information regarding such Party’s or its Affiliates’ or licensors’ products, business, business plans, financial status, biological substances, chemical substances, formulations, techniques, methodology, equipment, sources of supply and patent positioning and information belonging to such Party’s Affiliate or a Third Party and provided to the other Party under this Agreement. The terms and conditions of this Agreement shall be deemed “Confidential Information” of both Parties. All information disclosed by uniQure prior to the Effective Date pursuant to the Two Way Confidentiality Disclosure Agreement between Amsterdam Molecular Therapeutics (AMT) B.V. and Chiesi Farmaceutici S.p.A. dated 22 July 2010 (the “Confidentiality Agreement”) shall be deemed “Confidential Information” of uniQure hereunder.

1.19 “Confidentiality Agreement” has the meaning set forth in Section 1.18.

1.20 “Confirmed Firm Order” has the meaning set forth in Section 2.4(c).

1.21 “Control” or “Controlled” shall mean, (a) when used in reference to any Confidential Information, Patent or other Intellectual Property Rights, the possession (whether by ownership or license (other than solely pursuant to a license under this Agreement)) by such Party or any of its Affiliates, of the legal authority or right to grant to the other Party access or a license or sublicense to such Confidential Information, Patent or other Intellectual Property Rights as provided herein, without violating the terms of any agreement or arrangement with any Third Party, or (b) when used in reference to Section 1.1, (i) the possession, directly or indirectly, of the power to direct the management or policies of a Person, whether through ownership of voting securities, by contract or otherwise; (ii) ownership of fifty percent (50%) or more of the voting securities entitled to vote for the election of directors in the case of a corporation, or fifty percent (50%) or more of the equity interest in the case of any other type of legal entity; or (iii) status as a general partner in any partnership, or any other arrangement whereby a Person controls or have the right to control the board of directors or equivalent governing body of a corporation or other Person. Notwithstanding the foregoing, any portfolio company of any stockholder of such Person (which stockholder is a venture capital fund or private equity fund) shall not be deemed to be “under common Control with” such Person.

1.22 “Controlling Party” has the meaning set forth in Section 7.5(b).

1.23 “Cover” or “Covered” shall mean, with respect to any Patent and the subject matter at issue, that, but for a license granted under a Valid Claim of such Patent, the manufacture, use, sale, offer for sale or importation of the subject matter at issue would infringe such Valid Claim, or, in the case of a Patent that is a patent application, would infringe a Valid Claim in such patent application if it were to issue as a patent.

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

CONFIDENTIAL	EXECUTION COPY

1.24 “Delivery Notification” has the meaning set forth in Section 2.5(b).

1.25 “Discretionary Manufacturing Changes” has the meaning set forth in Section 3.4(b).

1.26 “Effective Date” has the meaning set forth in the first and opening paragraph of this Agreement.

1.27 “EMA” shall mean the European Medicines Agency and any successor agency thereto.

1.28 “EU” shall mean the European Union.

1.29 “EU Member States” shall mean Austria, Belgium, Bulgaria, Cyprus, the Czech Republic, Denmark, Estonia, Finland, France, Germany, Greece, Hungary, Ireland, Italy, Latvia, Lithuania, Luxembourg, Malta, the Netherlands, Poland, Portugal, Romania, Slovakia, Slovenia, Spain, Sweden and the United Kingdom.

1.30 “Executive Officers” shall mean the Chief Executive Officer of Chiesi or a senior officer designated by Chiesi, and the Chief Executive Officer of uniQure or a senior officer designated by uniQure.

1.31 “Existing Third Party Licenses” has the meaning set forth in Section 7.4.

1.32 “EXW” shall mean “ex works” as defined by the International Chamber of Commerce (Incoterms 2010).

1.33 “Failure to Supply” has the meaning set forth in Section 2.6(a).

1.34 “FDA” shall mean the US Food and Drug Administration and any successor agency thereto.

1.35 “Field” shall mean the treatment of lipoprotein lipase deficiency.

1.36 “Firm Order” shall mean a written (including facsimile or email) irrevocable firm purchase order for the Product, which order shall include the precise name of the Product ordered and the quantity of the Product ordered (such quantity to be equal or above the Minimum Order Quantity).

1.37 “First Commercial Sale” shall mean the first sale by Chiesi, an Affiliate of Chiesi, or a Sub-distributor of Chiesi, as the case may be, of the Product to a Third Party in the Territory; provided, however, that neither (a) transfers of the Product between Chiesi and its Affiliates or Sub-distributors nor (b) supply of the Product for clinical trial purposes, shall constitute a First Commercial Sale.

1.38 “Force Majeure Event” has the meaning set forth in Section 11.6.

1.39 “Forecast” has the meaning set forth in Section 2.4(a).

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

CONFIDENTIAL	EXECUTION COPY

1.40 “FTE” shall mean an annual average of at least [†] hours allocated to one or more persons allocated to the Commercialization of the Product (including product specialists, KAMs, MSLs, medical, regulatory, pharmacovigilance, market access and marketing personnel) in the Territory (both at an headquarter and country level).

1.41 “Fully Loaded Cost of Goods” shall mean the fully loaded cost of goods of the Product as defined in Schedule 2.3.

1.42 “GDPs” shall mean the current good distribution practices promulgated by any Regulatory Authorities or Applicable Laws throughout the Territory that are applicable to the Product.

1.43 “Gene Therapy” shall mean the introduction and expression of genetic material in cells of a person in order to cure a disease or to minimize disease symptoms.

1.44 “Glybera Manufacturing Cost Reimbursement” has the meaning set forth in Section 2.3(c)(i).

1.45 “GMPs” shall mean the current good manufacturing practices promulgated by any Regulatory Authorities or Applicable Laws throughout the Territory that are applicable to the Product.

1.46 “Improvements” shall mean any improvements to the Product Controlled by uniQure during the Term, such as future formulations, dosages, dosage forms, delivery modes and line extensions of the Product, packaging of the Product, labeling of the Product, and developments in the Product itself.

1.47 “Indemnified Party” has the meaning set forth in Section 6.3(i).

1.48 “Indemnifying Party” has the meaning set forth in Section 6.3(i).

1.49 “Intellectual Property Rights” shall mean all patents (including the Patents), trademarks (including the Trademark), trade names, service marks, trade dress, trade secrets and copyrights, including, without limitation, any renewal, extension or other rights therefor, and applications, provisionals, divisionals, reexaminations, continuations in part, divisions, continuations, reissues, additions, substitutions and registrations for any of the foregoing and all corresponding foreign patents and patent applications of each of the foregoing, technical information, devices, processes, procedures, discoveries, techniques, formulae, software, designs, drawings, data, methods, protocols, products, apparatuses and other materials, compositions, mask works, domain names, schematics, manufacturing processes, know-how, moral rights, software programs or applications, manufacturing and production processes and techniques, research and development information, drawings, specifications, designs, plans, proposals, technical data, results of experimentation and testing (whether or not patentable) in written, electronic, physical (including in the form of tangible compounds or cell lines), oral or any other form, financial and marketing plans, customer and supplier lists and information, and all other intellectual property or proprietary rights.

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

CONFIDENTIAL	EXECUTION COPY

1.50 “JCC” has the meaning set forth in Section 4.2(a).

1.51 “JSC” has the meaning set forth in Section 4.1(a).

1.52 “Losses” has the meaning set forth in Section 6.1.

1.53 “Lost Profit” has the meaning set forth in Section 2.6.

1.54 “Manufacture” and “Manufacturing” shall mean all activities related to the production, manufacture, processing, filling, finishing, packaging, labeling, shipping and holding of the Product or any intermediate thereof, including process development, process qualification and validation, scale up, pre-clinical, clinical and commercial manufacture and analytical development, product characterization, stability testing, quality assurance and quality control. When used as a verb, “Manufacture” shall mean to engage in Manufacturing.

1.55 “Marketing Authorization” shall mean the authorization issued by the relevant Regulatory Authority necessary to place on the market the Product in any country or regulatory jurisdiction in the Territory (including the centralized approval of a Marketing Authorization Application in the EU). For clarity, a Marketing Authorization shall not include any applicable Price and Reimbursement Approvals.

1.56 “Marketing Authorization Application” shall mean an application submitted to a Regulatory Authority for marketing approval of a drug or biologic product, including (a) a Marketing Authorization Application in the EU under Regulation (EC) No. 726/2004 or Directive 2001/83/EC, (b) any non-EU equivalent of the foregoing in any other country in the Territory, and (c) all supplements and amendments that may be filed with respect to any of the foregoing.

1.57 “Marketing Plan” has the meaning set forth in Schedule 8.1(a).

1.58 “Minimum FTEs” has the meaning set forth in Schedule 8.1(a).

1.59 “Minimum Order Quantity” has the meaning set forth in Section 2.4(d).

1.60 “Net Sales” shall mean the total amount of invoiced sales of the Product in the Territory by or on behalf of Chiesi or its Affiliates or Sub-distributors to Third Parties (including wholesalers, hospitals, end users and others), in bona fide arm’s length transactions, less the following deductions, in each case related specifically to the Product and customary in the trade and actually allowed and taken by such Third Parties and not otherwise recovered by or reimbursed to Chiesi: (a) cash discounts allowed and actually taken; (b) taxes on sales (such as sales or use taxes) to the extent added to the sale price and set forth separately as such in the total amount invoiced; (c) freight and insurance to the extent added to the sale price and set forth separately as such in the total amount invoiced; (d) amounts repaid or credited by reason of rejections, defects, recalls, expirations, or returns; and (e) any governmental mandated charge backs, rebates, and discounts. No deductions shall be made for (x) commissions paid to individuals, whether they are with independent sales agencies or regularly employed by Chiesi or any of its

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

CONFIDENTIAL	EXECUTION COPY

Affiliates, and on its payroll, (y) the cost of collections, and (z) any advertising and promotional expenses. In no event shall Chiesi have a right to apply any discounts or deductions on the Product, resulting from Chiesi entering into “package deals” whereby Chiesi sells more than one product (in addition to the Product) to a customer and offers “package deal discounts”.

1.61 “Non-Controlling Party” has the meaning set forth in Section 7.5(b).

1.62 “Party” and “Parties” has the meaning set forth in the first and opening paragraph of this Agreement.

1.63 “Patents” shall mean any patent or patent application, including utility patents, utility models, design patents, provisional applications, certificates of invention, and all divisionals, continuations, continuations-in-part, substitutions, reissues, reexaminations, renewals, extensions (including any supplemental protection certificate) or additions to any patent or patent application that Cover the Product owned or Controlled by either of the Parties as of the Effective Date or during the Term. Schedule 1.63 sets forth a list of Patents that Cover the Product in the Territory owned or Controlled by uniQure as of the Effective Date, such list to be updated or confirmed upon the date this Agreement has become effective pursuant to Section 9.1(b).

1.64 “Person” shall mean any natural person or any corporation, company, partnership, limited liability company, joint venture, firm, agency or other entity, including a Party.

1.65 “Price and Reimbursement Approval” shall mean any approval or authorization of any Regulatory Authority establishing a pricing- and payment scheme or a reimbursement scheme for the Product in any country or jurisdiction of the Territory.

1.66 “Product” shall mean the medicinal product set forth in Schedule 1.66, and any Improvements thereof.

1.67 “Product Complaint” shall mean any oral or written communication of dissatisfaction issued by any Regulatory Authority regarding the identity, quality, durability, reliability or performance of any Product, including appearance, low fills, foreign materials, foreign product, defective packaging or defective labeling.

1.68 “Profit” has the meaning set forth in Section 2.6.

1.69 “Publishing Party” has the meaning set forth in Section 10.5(a).

1.70 “Purchase Price” has the meaning set forth in Section 2.3(b).

1.71 “Quality Agreement” has the meaning set forth in Section 3.3(a).

1.72 “Registry” shall mean an organized system that uses observational study methods to collect uniform data (clinical and other) to evaluate specified outcomes for a population defined by a particular disease, condition, or exposure, and that serves one or more predetermined scientific, clinical, or policy purposes and meets the requirements of the EMA.

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

CONFIDENTIAL	EXECUTION COPY

1.73 “Regulatory Approval” shall mean any and all approvals (including, where required, any applicable Price and Reimbursement Approvals), licenses, registrations or authorizations of any Regulatory Authority necessary for the Commercialization or use of a Product in a country or jurisdiction, including Marketing Authorizations.

1.74 “Regulatory Authority” shall mean any federal, national, multinational, state, provincial or local regulatory agency, department, bureau or other governmental entity with authority over the testing, Regulatory Approval, manufacture, use, storage, import, promotion, marketing or sale of a drug or biologic product in a country or jurisdiction, including the EMA.

1.75 “Regulatory Plan” has the meaning set forth in Section 3.2.

1.76 “Required Manufacturing Changes” has the meaning set forth in Section 3.4(a).

1.77 “SDEA” has the meaning set forth in Section 3.3(b).

1.78 “Specifications” shall mean the composition, quality and specifications regarding the Product as may be amended, modified or supplemented from time to time in accordance with the terms hereof. The initial Specifications are annexed as Schedule 1.78.

1.79 “Sub-distributor” shall mean a Third Party that is granted a sub-distribution or other Commercialization right in the Territory by Chiesi in accordance with this Agreement.

1.80 “Subject Disclosure” has the meaning set forth in Section 10.3(b).

1.81 “Target Price” has the meaning set forth in Schedule 8.1(a).

1.82 “Term” has the meaning set forth in Section 9.1(a).

1.83 “Territory” shall mean (i) the EU Member States, Iceland, Liechtenstein and Norway and (ii) Albania, Andorra, Bosnia, Croatia, Macedonia, Monaco, Montenegro, Republic of San Marino, Serbia (including Kosovo), Switzerland and Vatican City ((i) and (ii), collectively, “Territory A”) as well as (iii) Algeria, Brazil, China, Egypt, Mexico, Morocco, Pakistan, Russia and ex-CIS countries (i.e. Armenia, Azerbaijan, Belarus, Georgia, Kazakhstan, Kirghizstan, Moldova, Tajikistan, Turkmenistan, Ukraine and Uzbekistan), Tunisia and Turkey (“Territory B”).

1.84 “Territory A” has the meaning set forth in Section 1.83.

1.85 “Territory B” has the meaning set forth in Section 1.83.

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

CONFIDENTIAL	EXECUTION COPY

1.86 “Third Party” shall mean any Person other than uniQure, Chiesi, or their respective Affiliates.

1.87 “Trademark” has the meaning set forth in Section 2.2(a)(i).

1.88 “uniQure” has the meaning set forth in the first and opening paragraph of this Agreement.

1.89 “uniQure Intellectual Property Rights” shall mean all Intellectual Property Rights Controlled by uniQure on the Effective Date or during the Term which would be infringed by the Commercialization of the Product as provided for in this Agreement.

1.90 “Valid Claim” shall mean any claim within an issued and unexpired Patent or within a pending Patent application that (i) is not expired, lapsed, or abandoned, (ii) is not dedicated to the public, disclaimed, or admitted to be unenforceable or invalid; and (iii) has not been invalidated, held unenforceable or cancelled by a court or administrative agency of competent jurisdiction in an order or decision from which no appeal has been or can be taken, including through opposition, re-examination, reissue, disclaimer or otherwise.

1.91 “Interpretation”. Any reference in this Agreement to an Article, Section, subsection, paragraph, clause, or Schedule shall be deemed to be a reference to any Article, Section, subsection, paragraph, clause, or Schedule, of or to, as the case may be, this Agreement. Except where the context clearly otherwise requires, (a) wherever used, the use of any gender will be applicable to all genders, (b) the singular shall include the plural and vice versa, (c) any definition of or reference to any agreement, instrument or other document refers to such agreement, instrument other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein or therein), (d) any reference to any Applicable Laws refers to such Applicable Laws as from time to time enacted, repealed or amended, (e) the words “herein”, “hereof” and “hereunder”, and words of similar import, refer to this Agreement in its entirety and not to any particular provision hereof, (f) the words “include”, “includes” and “including” are deemed to be followed by the phrase “but not limited to”, “without limitation” or words of similar import, (g) the word “or” has the inclusive meaning (i.e., “and/or”), (h) the word “day” means a calendar day, the word “month” means a calendar month, and the word “year” means, and the word “annual” refers to, a calendar year, (i) the word “quarterly” refers to a calendar quarter, (j) each accounting term used herein that is not specifically defined herein has the meaning given to it under the International Financial Reporting Standards, and (k) the captions or headings of the Schedule, Articles, Sections or other subdivisions hereof are inserted only as a matter of convenience or for reference and shall have no effect on the meaning of the provisions hereof.

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

CONFIDENTIAL	EXECUTION COPY

ARTICLE II

APPOINTMENT, SUPPLY OF PRODUCTS

2.1 Appointment, Consideration.

(a) Subject to the terms hereof, uniQure hereby appoints Chiesi as its distributor with the exclusive right to Commercialize the Product solely in the Field in the Territory during the Term.

(b) Chiesi shall be entitled to appoint any of its Affiliates or, subject to the prior written consent of uniQure, which shall not be unreasonably withheld, Third Parties as sub-distributor to the extent required for Commercialization of the Product in the Field in the Territory. In this event, Chiesi shall procure, and shall remain ultimately responsible for, compliance by such Affiliates or Sub-distributors with all the relevant obligations of Chiesi hereunder.

(c) (1) Subject to the condition precedent pursuant to Section 9.1(b), Chiesi shall pay to uniQure, after receipt of a proper invoice, a one-time, non-refundable fee of EUR 2,000,000.00 (in words: two million Euro) in recognition of uniQure’s past expenditure developing the Product, within ten (10) Business Days after this Agreement has become effective pursuant to Section 9.1(b).

(c) (2) In consideration of the licenses, rights and interest granted under this Agreement, and in addition to any other payments due hereunder, Chiesi shall pay to uniQure, after receipt of a proper invoice, the following commercial milestone payments, in each case within [†] days after the end of the corresponding calendar year:

(A)	EUR [†] (in words: [†] Euro) when cumulated Net Sales of the Product achieve EUR [†] (in words: [†] Euro) in a calendar year;

(B)	EUR [†] (in words: [†] Euro) when cumulated Net Sales of the Product achieve EUR [†] (in words: [†] Euro) in a calendar year;

(C)	EUR [†] (in words: [†] Euro) when cumulated Net Sales of the Product achieve EUR [†] (in words: [†] Euro) in a calendar year;

(D)	EUR [†] (in words: [†] Euro) when cumulated Net Sales of the Product achieve EUR [†] (in words: [†] Euro) in a calendar year.

Within [†] days after the end of each calendar year, Chiesi shall inform uniQure of the occurrence or, as the case may be, non-occurrence, of any such milestone event.

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

CONFIDENTIAL	EXECUTION COPY

For the avoidance of doubt, each milestone is payable once, up to a maximum of EUR [†] (in words: [†] Euro) in milestone payments and only one milestone is payable for any given calendar year. For clarity, the highest unpaid payment possible shall be paid with respect to a particular calendar year, and any payment not made because a higher payment was due shall be available for payment if the relevant Net Sales threshold is achieved in a subsequent year. For example,[†].

(d) Chiesi shall keep complete and accurate records of Product sold or otherwise made available as appropriate to determine the amount of commercial milestones and other payments to be paid to uniQure. These records shall be retained for at least [†] years after delivery of the Product pursuant to Section 2.5. uniQure shall have the right [†] at uniQure’s expense to retain an independent certified public accountant selected by uniQure, and reasonably acceptable to Chiesi, to review such records in the location(s) where such records are maintained by Chiesi upon reasonable notice and during regular business hours and under obligations of confidence. Results of such review shall be made available to both Parties. If the review indicates that there was an underpayment of any amount payable to uniQure, the amount of such underpayment shall be remitted to uniQure within [†] days after such review, together with interest calculated in the manner provided in paragraph (f) below. If the underpayment is equal to or greater than [†] percent ([†]%) of the amount that was otherwise due, Chiesi shall pay all of uniQure’s reasonable out-of-pocket expenses of such review. If the review indicates that there was an overpayment of any amounts by Chiesi, Chiesi may apply the amount of such overpayment to any future payment due to uniQure under Section 2.3.

(e) All payments to be made under this Agreement shall be made in EUR by wire transfer to the account designated by uniQure in writing. If amounts (e.g. Average Net Sales Price or Fully Loaded Cost of Goods) relevant for the calculation of any payments to be made under this Agreement are in a currency other than Euros, such amounts shall be expressed in their Euro equivalent, calculated[†] to which the applicable amounts relate using the currency converter at www.oanda.com. Unless otherwise expressly set forth herein, all payments to uniQure are to be executed without any further deduction within [†] days after receipt by Chiesi of the invoice with respect thereto.

(f) Any payment to uniQure under this Agreement that is not paid on or before the date such payment is due shall bear interest at the lesser of (i) [†]per year, or (ii) the highest rate permitted by Applicable Laws, calculated on the number of days such payments are overdue.

(g) Any payment to be made under this Agreement shall be made plus value-added tax, if applicable.

(h) To the extent that any payments hereunder by Chiesi to uniQure are subject to tax, Chiesi shall pay such tax; provided, however, that, with respect to any payments subject to withholding tax, Chiesi shall pay the applicable withholding tax amount to the relevant taxing authority and promptly provide uniQure with all necessary documentation for uniQure to recover such tax. Chiesi will take all reasonable and lawful steps to minimize the amount of any such withholding tax obligation and uniQure shall promptly provide all information and documentation in its possession necessary for doing so.

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

CONFIDENTIAL	EXECUTION COPY

2.2 Trademark, Labeling.

(a) Trademark.

(i) The Product will be Commercialized by Chiesi in the Field in the Territory exclusively under the trademark “Glybera” (as defined in Schedule 2.2(a)) or, subject to the prior written consent of uniQure, such alternative trademark identified by Chiesi (the “Trademark”). In the event that Chiesi provides sufficient written evidence to uniQure that the use of an alternative trademark is required under Applicable Laws to lawfully Commercialize the Product in any country or jurisdiction of the Territory and if Chiesi identifies any trademark other than “Glybera” for this purpose, then Chiesi shall be entitled to Commercialize the Product under such alternative trademark without the prior written consent of uniQure. In the event that Chiesi identifies any trademark other than “Glybera” for other material commercial reasons, Chiesi shall provide sufficient written evidence for such reasons to uniQure and shall not be entitled to Commercialize the Product under an alternative Trademark without the prior written consent of uniQure, such consent not to be unreasonably withheld. Chiesi shall inform uniQure promptly of the need of such alternative trademark, such notice to be accompanied by the aforementioned written evidence and a list of at least [†] alternative trademarks identified by Chiesi and suitable for Commercialization of the Product throughout the entire Territory.

(ii) In case the Product is Commercialized by Chiesi under the Trademark “Glybera”, uniQure hereby grants to Chiesi the exclusive, royalty-free, perpetual, irrevocable, right and license (subject to Section 9.3 below) to use the Trademark “Glybera” to Commercialize the Product solely in the Field in the Territory, with the right to grant sublicenses to Sub-distributors according to Section 2.1(b). Further, uniQure hereby grants to Chiesi the non-exclusive, royalty-free, right and license to use uniQure’s trade name (as defined in Schedule 2.2(a)) in each country of the Territory during the Term solely for the purpose of identifying uniQure as the manufacturer and Marketing Authorization holder of the Product as contemplated in this Agreement.

(iii) Chiesi acknowledges that, subject to the foregoing licenses, uniQure shall own all right, title and interest in and to the Trademark “Glybera” inside and outside the Field, whether inside or outside of the Territory as well as any goodwill associated with the Trademark “Glybera”. Chiesi shall ensure appropriate use of the trademark “Glybera” at all times in the entire Territory and observe the applicable trademark use guidelines issued by uniQure, as amended from time, attached in Schedule 2.2(b). Chiesi shall not, during the Term or thereafter, register, use, or attempt to obtain any right in and to (A) the trademarks “Glybera” and “uniQure”, or (B) any name, logo or trademark confusingly similar thereto. If Chiesi or any of its Affiliates or Sub-distributors challenges the validity of any such trademark during the Term, uniQure may terminate this Agreement in accordance with the provisions of Section 9.2(d). uniQure undertakes to maintain and defend the Trademark “Glybera” in each country

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

CONFIDENTIAL	EXECUTION COPY

inside the Territory during and, for as long as Chiesi retains licenses thereto, after the Term at its own cost. In the event that at any time during such term uniQure intends not to continue prosecution or maintenance of such Trademark anywhere inside the Territory, it shall inform Chiesi at least [†] days prior to doing so and shall, upon request of Chiesi transfer all right, title and interest in such Trademark in such country or jurisdiction to Chiesi for further prosecution and maintenance by Chiesi in Chiesi’s name and at Chiesi’s costs and Chiesi shall reimburse uniQure for any reasonable external costs incurred by uniQure for such transfer.

(iv) uniQure acknowledges that except as otherwise expressly provided in this Agreement, Chiesi shall own all right, title and interest in and to any Trademark other than the trademark “Glybera” as well as any goodwill associated therewith. In case the Product is Commercialized by Chiesi under such alternative Trademark, Chiesi hereby grants to uniQure an exclusive, royalty-free, perpetual, irrevocable, right and license (subject to Section 9.3 below) to use such Trademark to Manufacture and Commercialize the Product outside the Territory, with the right to grant sublicenses. uniQure shall not, during the Term or thereafter, register, use, or attempt to obtain any right in and to (A) such Trademark and the “Chiesi” trademark, or (B) any name, logo or trademark confusingly similar thereto. If uniQure or any of its Affiliates challenges the validity of any such trademark during the Term, Chiesi may terminate this Agreement in accordance with the provisions of Section 9.2(d). Chiesi undertakes to obtain, maintain and defend such Trademark in each country inside and, as requested by uniQure, outside of the Territory during and, for as long as uniQure retains licenses thereto, after the Term at its own cost. In the event that at any time during such term Chiesi intends not to continue prosecution or maintenance of such Trademark anywhere inside or outside of the Territory it shall inform uniQure at least [†] days prior to doing so and shall, upon request of uniQure transfer all right, title and interest in such Trademark in such country or jurisdiction to uniQure for further prosecution and maintenance by uniQure in uniQure’s name and at uniQure’s costs and uniQure shall reimburse Chiesi for any reasonable external costs incurred by Chiesi for such transfer.

(b) Labeling.

(i) uniQure as Marketing Authorization holder of the Product in Territory A shall be ultimately responsible for the content and type of all labeling and packaging (and any changes or supplements thereto) for the Product to be Commercialized by Chiesi in the Field in Territory A. Notwithstanding the foregoing, the Parties agree that, subject to Section 3.1, (A) Chiesi shall provide all reasonable assistance to uniQure in connection with the labeling and packaging for the Product (e.g. use of Chiesi in-house capacity for the translation of package leaflets), and (B) the Product to be Commercialized by Chiesi in the Field in Territory A shall include, to the extent legally permitted, a reference to Chiesi as Commercialization partner, and shall take into account, to the extent legally permitted, Chiesi’s livery. Details shall be agreed upon between the Parties in the Regulatory Plan. Chiesi shall take out at its costs any necessary insurance required under Applicable Laws as a result of Chiesi being referred to as a Commercialization partner on the Product, and [†]Product in accordance with the foregoing.

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

CONFIDENTIAL	EXECUTION COPY

(ii) Chiesi as Marketing Authorization holder of the Product in Territory B shall be ultimately responsible for the content and type of all labeling and packaging (and any changes or supplements thereto) for the Product to be Commercialized by Chiesi in the Field in Territory B. Notwithstanding the foregoing, the Parties agree that, subject to Section 3.1, (A) uniQure shall provide all reasonable assistance to Chiesi in connection with the labeling and packaging for the Product, and (B) the Product to be Commercialized by Chiesi in the Field in Territory B shall include, to the extent legally permitted, a reference to uniQure as originator and manufacturer of the Product, and shall take into account, to the extent legally permitted, uniQure’s livery. Details shall be agreed upon between the Parties in the Regulatory Plan. uniQure shall take out at its costs any necessary insurance required under Applicable Laws as a result of uniQure being referred to as originator and manufacturer on the Product, and [†]in accordance with the foregoing.

(iii) If, according to local mandatory regulatory requirements, uniQure is not eligible as Marketing Authorization holder of the Product in any country of Territory A, or Chiesi is not eligible as Marketing Authorization holder of the Product in any country of Territory B, Chiesi or, as the case may be, its Sub-distributor, or uniQure, shall become the Marketing Authorization holder of the Product in such country of the Territory. In such case, Chiesi or, as the case may be, its Sub-distributor, or uniQure, shall be ultimately responsible for the content and type of all labeling and packaging (and any changes or supplements thereto) for the Product to be Commercialized by Chiesi in the Field in such country of the Territory, and sentences 2 to 4 of paragraph (i) or (ii) above shall apply, respectively.

2.3 Purchase of the Product.

(a) Orders. During the Term, Chiesi shall purchase from uniQure one hundred percent (100%) of Chiesi’s requirements for the Product for Commercialization in the Field in the Territory. Purchase shall be made pursuant to Firm Orders submitted by Chiesi to uniQure from time to time in accordance with Section 2.4.

(b) Purchase Price. The purchase price for the individual Product ordered shall be the greater of (i) [†] percent ([†]%) of the Average Net Sales Price of a particular Product and (ii) the Fully Loaded Cost of Goods plus [†] percent ([†]%) markup for each patient dose sold of such particular Product (the “Purchase Price”).

(c) Invoicing, Payment. uniQure shall invoice Chiesi for all quantities of Product as follows:

(i) As upfront payment to the Purchase Price, Chiesi shall pay to uniQure the Fully Loaded Cost of Goods, reduced by the cost items incurred by uniQure only after receipt of the corresponding Delivery Notification as identified in Schedule 2.3, for each patient dose of the Product delivered (i.e. through storage at uniQure’s warehouse) in accordance with Section 2.4 (“Glybera Manufacturing Cost Reimbursement”). uniQure shall promptly inform Chiesi of the occurrence of each such event.

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

CONFIDENTIAL	EXECUTION COPY

(ii) Chiesi shall pay the difference between the Purchase Price and the Glybera Manufacturing Cost Reimbursement within [†] days following the delivery of a particular patient dose of the Product in accordance with Section 2.5.

(iii) Section 2.1(e) to (h) shall apply.

2.4 Forecasts; Firm Orders.

(a) Forecasts. Chiesi shall provide uniQure a non-binding forecast by 31 March 2013, detailing the quantity of Product required for 2013. Every [†] months thereafter (i.e. no later than [†]) Chiesi shall provide uniQure a non-binding forecast detailing the quantity of Product per quarter required for the respective following [†] ([†]) months period. Chiesi shall make all forecasts in good faith given market and other information available to Chiesi.

(b) Firm Orders. Chiesi shall purchase the Product solely by Firm Orders. Firm Orders consist of the number of patient doses for a period of [†] months specified per month. Chiesi shall submit each such Firm Order to uniQure at least [†] months in advance of the anticipated release date as specified in each Firm Order. Chiesi shall submit Firm Orders for the Product [†] times per calendar year no later than [†]. Notwithstanding the foregoing and the condition precedent set forth in Section 9.1(b), Chiesi shall submit the first Firm Order no later than [†] days after the Effective Date. Any terms or conditions contained in any Firm Order, acknowledgment, invoice, bill of lading, acceptance, or other writing or document issued by either Party, whether or not in conflict with the terms of this Agreement, shall be null and void without further notice required to be given by the other Party.

(c) Order Processing. In order to become effective, each Firm Order placed by Chiesi shall be confirmed by uniQure by facsimile or email showing the confirmed quantity indicated in each Firm Order and delivery (i.e. through storage at uniQure’s warehouse) date of the Product within [†] Business Days of receipt (the “Confirmed Firm Order”), provided that, if uniQure does not provide an acknowledgment of the Confirmed Firm Order within such period, uniQure shall be deemed to have confirmed the corresponding Firm Order. uniQure shall not be obliged to accept and fulfill any Firm Orders which exceed [†]percent ([†]%) of the Product quantity indicated in each relevant forecast. uniQure shall ensure availability of confirmed quantities of the Product within [†] months after uniQure’s receipt of the corresponding Firm Order, provided, however, that in case a Firm Order exceeds [†] percent ([†]%) of the Product quantity indicated in each relevant forecast for the relevant period, and uniQure accepts such Firm Order, uniQure and Chiesi shall agree to a new release date and uniQure shall be entitled to release any amounts of Product exceeding the above threshold within [†] months after uniQure’s receipt of such Firm Order. uniQure shall store such Product at uniQure’s warehouse at [†] cost.

(d) Batch Sizes. All quantities of Product ordered by Chiesi shall be consistent with uniQure’s current minimum batch sizes for the applicable Product (the “Minimum Order Quantity”), or multiples thereof, as set forth in Schedule 2.4(d). Notwithstanding the foregoing, uniQure agrees to support and cooperate with Chiesi to

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

CONFIDENTIAL	EXECUTION COPY

accept, fulfill and deliver order quantities at amounts less than the Minimum Order Quantity, in the event that Chiesi’s good faith internal evaluations or the requirements of customers for the Product support or require smaller quantity Firm Orders.

2.5 Shipment and Delivery.

(a) Terms. Within [†] Business Days following receipt of a Delivery Notification from Chiesi, UniQure shall manufacture the finished dosage form of the Product for the quantities specified in the Delivery Notification (not to exceed the quantities in the respective Confirmed Firm Order), and ship such quantities of Product directly to the customers of Chiesi, together with a corresponding invoice to Chiesi. The Parties shall agree, after [†], on a reduction of the [†] Business Day period set forth above. All quantities of Product shall be delivered EXW uniQure’s facility in Amsterdam. Chiesi shall obtain [†] all necessary export or import licenses and permits to export or import the relevant quantities of the Product into the relevant country or jurisdiction of the Territory. Title and risk of loss and damage for any Product delivered pursuant to this Agreement shall pass to Chiesi at the time the same are tendered by uniQure to the carrier for delivery to Chiesi’s customers. uniQure shall pack Product for shipment in accordance with uniQure’s standard procedures and Applicable Laws, unless otherwise specified in writing by Chiesi within the scope of mandatory Applicable Laws [†] days prior to such shipment, in which event [†].

(b) Delivery Notification. For each supply of Product to each of its customers, Chiesi shall ensure and confirm to uniQure in writing (each a “Delivery Notification”) that (i) the Product has obtained Price and Reimbursement Approval in the relevant part of the Territory, except for [†] until the relevant Price and Reimbursement Approval has been obtained, and (ii) the healthcare professionals involved in the treatment of a patient have received the educational pack and the patient to be treated with the supplied Product is included in the Registry.

(c) Release. uniQure shall perform release testing pursuant to the Specifications and in accordance with uniQure’s standard procedures regarding the Manufacturing of Product. After each shipment of Product, uniQure shall release the Product and provide to Chiesi a Certificate of Analysis and a Certificate of Compliance and such other documents as may be required by Applicable Laws or mutually agreed by the Parties.

(d) Minimum Remaining Shelf-life and Returns. Product returns shall be the sole responsibility of Chiesi and uniQure shall have no obligation with respect to any such returned Product, provided that the releasing Qualified Person should be informed of return and final disposition and all Products supplied by uniQure hereunder shall have a minimum remaining shelf life upon delivery equal to no less than [†] of the shelf-life set forth in the relevant Specifications or such longer period as required by a relevant customer in the Territory.

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

CONFIDENTIAL	EXECUTION COPY

2.6 Failure to Supply.

(a) In the event that it becomes apparent to uniQure that it will be unable to fulfill any Confirmed Firm Order for the Product (“Failure to Supply”), uniQure shall, immediately after learning of such event or circumstances, notify Chiesi in writing of uniQure’s Failure to Supply, along with a reasonable explanation of the reason, to the extent then known to uniQure, for uniQure’s Failure to Supply and with a specific indication of the quantity of Product affected by such Failure to Supply and anticipated timing of delivery of the Product. Promptly after Chiesi’s receipt of any such notice, the Parties shall agree upon mutually acceptable revised quantities and delivery dates with respect to the Product subject to such Confirmed Firm Order or, to the extent this is not possible in light of the specific or then unknown reason for uniQure’s Failure to Supply, shall discuss in good faith measures to further investigate the root cause and, as the case may be, appropriate steps to overcome such Failure to Supply.

(b) Notwithstanding paragraph (a), in the event that Chiesi cannot fulfill any firm orders for the Product received from any Third Parties as a consequence of uniQure’s Failure to Supply, except if such Failure to Supply is caused as a result of any Force Majeure Event, then Chiesi shall be entitled to an indemnification payment equal to[†]. Any indemnification payment made to Chiesi under this paragraph for Failure to Supply shall be reimbursed in full to uniQure,[†]. Such indemnification payments and reimbursements, if any, shall be calculated on a calendar year basis, such calculation to be made within [†] days after the end of the corresponding calendar year and any resulting amount to be paid within [†] days after such calculation has been made. uniQure, in relying on the above Force Majeure Event exceptions, shall provide reasonably detailed particulars of the reasons underlying any such Force Majeure Event to Chiesi and shall[†].

(c) For the purpose of this Section 2.6, “Profit” shall be calculated, on a per Product basis, as the difference between (a) [†] and (b) [†] calculated as per Section [†], and “Lost Profit” shall mean the[†].

(d) Without prejudice to the foregoing paragraphs (a) to (c), if

(i) uniQure’s Failure to Supply affects at least [†]consecutive Confirmed Firm Orders for a period of no less than [†]months, and

(ii) the reason for uniQure’s Failure to Supply could be established during the Parties’ discussion pursuant to paragraph (a) above, and such reason was specifically related to uniQure’s ability to Manufacture the Product at its current manufacturing site (i.e. the Failure to Supply could reasonably be expected to be overcome if the Product was Manufactured at a different manufacturing site), upon either Party’s request, the Manufacturing of the Product shall be transferred to (A) uniQure’s US manufacturing site, provided such site is operational at the relevant point in time, and further provided uniQure, within [†] following such request, does not opt against such transfer, and (B) otherwise (i.e. if uniQure opts against such transfer within the foregoing [†]period) to any other Third

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

CONFIDENTIAL	EXECUTION COPY

Party manufacturer mutually agreed to by uniQure and Chiesi. uniQure shall efficiently and promptly transfer to its US manufacturing site or, as the case may be, such Third Party manufacturer all information, licenses and rights controlled by uniQure and necessary to Manufacture and supply the Product to Chiesi hereunder during the continuance of uniQure’s Failure to Supply. Such transfer shall ensure uniQure’s ongoing control over the information, licenses and right so transferred, shall include the steps outlined in Schedule 2.6, and shall occur through email and videoconference interactions, as well as face-to-face meetings as required to ensure efficient transfer of technologies and capabilities.

If uniQure’s US manufacturing site or, as the case may be, such Third Party manufacturer is unable to Manufacture the Product within [†]months after uniQure has started the technology transfer to such person, Chiesi shall have the right to terminate this Agreement with [†]month notice in writing, except if uniQure’s Failure to Supply is caused as a result of a Force Majeure Event. Such termination shall not become effective if, during such [†] month notice period, uniQure has notified Chiesi of the ability of its US manufacturing site or, as the case may be, such Third Party manufacturer to Manufacture the Product. Upon termination of this Agreement by Chiesi pursuant to this Section 2.6(d), the provisions of Section 9.3(b) (i), (ii) and (iv) shall apply.

(e) Without prejudice to the foregoing paragraphs (a) to (c), if

(i) uniQure’s Failure to Supply affects at least [†]consecutive Confirmed Firm Orders for a period of no less than [†] months, and

(ii) the reason for uniQure’s Failure to Supply (A) could be established during the Parties’ discussion pursuant to paragraph (a) above, but such reason was not specifically related to uniQure’s ability to Manufacture the Product at its current manufacturing site (i.e. the Failure to Supply could not reasonably be expected to be overcome if the Product was Manufactured at a different manufacturing site), or (B) could not be established during the Parties’ discussion pursuant to paragraph (a) above during at least the foregoing [†] months period, and

(iii) uniQure’s Failure to Supply is not caused as a result of a Force Majeure Event,

Chiesi may terminate this Agreement with [†] month notice in writing. Such termination shall not become effective if, during such [†] month notice period, uniQure has notified Chiesi of the end of its Failure to Supply and has provided to Chiesi at least one of the outstanding Confirmed Firm Orders. Upon termination of this Agreement by Chiesi pursuant to this Section 2.6(e), the provisions of Section 9.3(b) (i), (ii) and (iv) shall apply.

(f) Without prejudice to the foregoing paragraphs (a) to (e), if within [†] months after uniQure has notified Chiesi in writing of uniQure’s Failure to Supply, any Person is unable to Manufacture and supply the Product to Chiesi hereunder, then for any possible future supply of the Product to Chiesi hereunder, the percentage set out in Section 2.3(b)(i) above shall be reduced to [†] for any individual Product ordered

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

CONFIDENTIAL	EXECUTION COPY

after the end of uniQure’s Failure to Supply for a period equivalent to the duration of uniQure’s Failure to Supply (i.e. if uniQure’s Failure to Supply lasted for [†] months, the reduced percentage of [†] shall apply to any individual Product ordered during the sixty [†] period after the end of uniQure’s Failure to Supply).

ARTICLE III

QUALITY, REGULATORY AND PHARMACOVIGILANCE MATTERS

3.1 Permits.

(a) uniQure shall be responsible for any filing, holding and maintenance associated with all Marketing Authorizations for the Product in Territory A, and Chiesi shall be responsible for any filing, holding and maintenance associated with all Marketing Authorizations for the Product in Territory B. Notwithstanding the foregoing, if, according to local mandatory regulatory requirements, uniQure is not eligible as Marketing Authorization holder of the Product in any country of Territory A, or Chiesi is not eligible as Marketing Authorization holder of the Product in any country of Territory B, Chiesi or, as the case may be, its Sub-distributor, or uniQure, shall become the Marketing Authorization holder of the Product in such country of the Territory. Details regarding each Party’s responsibilities and obligations and the exchange of information in the process of filing, holding and maintaining any Marketing Authorizations for the Product in the Territory shall be agreed upon between the Parties in the Regulatory Plan. Notwithstanding the foregoing and except as otherwise set forth in this Agreement, including the Regulatory Plan, the Quality Agreement and the SDEA, each Party shall, at such Party’s sole cost and expense, maintain in full force and effect all other Regulatory Approvals required by Applicable Laws to carry out such Party’s duties and obligations under this Agreement.

(b) Without prejudice to the generality of paragraph (a) above, (i) [†]the cost associated with the Registry in the EU, the PIP (Pediatric Investigation Plan) and any Phase IV clinical study regarding the Product mutually agreed between the Parties, (ii) uniQure shall be responsible for any filing, holding and maintenance fees associated with Marketing Authorizations and Marketing Authorization Applications in Territory A, including in the countries outside of the EU Member States, as further agreed between the Parties during the Term in accordance with Schedule 3.1, CMC (Chemistry, Manufacturing, and Controls), and pharmacovigilance regarding the Product in the Territory (except for the Registry), and (iii) Chiesi shall be responsible for any filing, holding and maintenance fees associated with Marketing Authorizations and Marketing Authorization Applications in Territory B as further agreed between the Parties during the Term in accordance with Schedule 3.1, any changes (other than Required Manufacturing Changes and Discretionary Manufacturing Changes which are governed by Section 3.4 below) Chiesi shall request with respect to the Product, and reporting of safety data regarding the Product in Territory B.

3.2 Regulatory Plan and Responsibility. The Parties shall adopt a regulatory plan relating to the Product (the “Regulatory Plan”) a draft of which shall be attached as Schedule 3.2 and which shall be finalized by the Parties as soon as possible after the Effective Date, but in any event within [†] thereafter. The Regulatory Plan shall be approved by the JCC and may be updated from time to time through the JSC or the JCC.

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

CONFIDENTIAL	EXECUTION COPY

3.3 Quality Agreement and Safety Data Exchange Agreement.

(a) As soon as possible after the Effective Date, but in any event within [†]days after the Effective Date, the Parties shall enter into a quality agreement regarding the Product (the “Quality Agreement”), whereby the Parties shall define their respective responsibilities in relation to GDPs and quality matters, Specifications, release and supply of the Product. In the event of a conflict between the terms of this Agreement and the Quality Agreement, the terms of this Agreement shall govern.

(b) Without prejudice to the generality of Section 3.1(b) above, as soon as possible after the Effective Date, but in any event within [†] days after the Effective Date, the Parties shall enter into a safety data exchange agreement (the “SDEA”) that defines the roles and responsibilities of each Party in terms of pharmacovigilance and the detailed safety exchange required to permit compliance by each Party with safety reporting requirements to Regulatory Authorities in the Territory. In the event of a conflict between the terms of this Agreement and the SDEA, the terms of this Agreement shall govern.

3.4 Change Management.

(a) For changes to the Specifications or Manufacture processes of the Product that are required by Applicable Laws in the Territory (collectively, “Required Manufacturing Changes”), uniQure and Chiesi shall cooperate in making such changes in a timely manner.

(b) For changes to the Specifications or Manufacture processes of the Product that are not Required Manufacturing Changes (collectively, “Discretionary Manufacturing Changes”), uniQure and Chiesi must each agree in writing to any Discretionary Manufacturing Changes before such change is implemented, provided that neither Party shall unreasonably withhold its consent to such Discretionary Manufacturing Changes.

(c) Unless otherwise agreed between the Parties, through the JSC or JCC, uniQure’s quality system, as further defined in the Quality Agreement, shall be utilized by the Parties in reviewing and implementing any changes under this Section 3.4.

(d) The commercially reasonable costs, including obsolete raw materials, work-in-process, product packaging and labeling materials, (i) associated with Required Manufacturing Changes shall be shared equally between uniQure and Chiesi, and (ii) associated with Discretionary Manufacturing Changes shall be borne by the Party initiating such changes.

3.5 Stability Testing; Validation. uniQure shall perform stability testing, process validation or cleaning validations with respect to the Product in accordance with uniQure’s standard procedures, as further defined in the Quality Agreement, and Applicable Laws. Any additional testing[†].

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

CONFIDENTIAL	EXECUTION COPY

3.6 Recalls; Product Complaints.

(a) uniQure shall have the sole authority and responsibility to respond to any Regulatory Authority, to respond to Product Complaints and to handle all recalls and market withdrawals of the Product in accordance with Applicable Laws, provided, that in all cases, unless otherwise required to comply with any Applicable Laws or any decision, order, request or directive of a Regulatory Authority, Chiesi shall release no communication into the marketplace regarding such Product Complaints, recalls or market withdrawals without first obtaining uniQure’s consent to such communication, which shall not be unreasonably withheld. Other complaints related to the Product, in particular complaints not related to regulatory matters, shall be managed solely by Chiesi.

(b) Each Party shall promptly (but in any case, not later than [†] Business Days) notify the other Party in writing of any decision, order, request or directive of a Regulatory Authority to recall, withdraw or field correct any Product. UniQure shall promptly (but in any case, not later than [†] Business Days) notify Chiesi of any voluntary decision to recall, withdraw or field correct any Product. uniQure shall be solely responsible for determining whether to issue a recall, withdrawal, or field correction (but shall comply with all Applicable Laws in making such determination) and for the cost and expense of any such recall, withdrawal or field correction; provided, that uniQure shall give due consideration to all comments timely made by Chiesi relating to the Manufacture or testing of the Product and shall notify Chiesi in writing if uniQure declines to address any such comments, stating the reason therefor. If any recall, market withdrawal or field correction is not due to uniQure’s Manufacture of the Product, then uniQure shall be relieved of uniQure’s obligations to supply the Product hereunder until the cause of such recall, withdrawal or field correction has been resolved to the satisfaction of the Parties and the applicable Regulatory Authority, and during such period such relief shall be deemed a Force Majeure Event for the purposes of this Agreement.

(c) Notwithstanding the foregoing paragraphs (a) and (b), but without prejudice to any obligations of uniQure under mandatory Applicable Laws, to the extent possible with view to any timelines applicable under Applicable Laws, the Parties, through the JSC or JCC, shall mutually discuss any of the foregoing events (i.e. response to any Regulatory Authority, response to Product Complaints, recalls, market withdrawals, field corrections) and agree on a joint communication in relation to such event both to any Regulatory Authority and the marketplace taking into account both the regulatory and commercial implications associated with such event and communication.

3.7 Notice of Government Inspections. Each Party agrees that, to the extent such Party becomes aware of the results, observations or outcome of any inspections or audits of the facilities or operations involved in the Manufacture or Commercialization of the Product conducted by a Regulatory Authority, such Party will notify the other Party of any such information as it directly relates to the Product within [†] Business Days after obtaining the information and shall provide the other Party with a copy of any written

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

CONFIDENTIAL	EXECUTION COPY

materials provided by the Regulatory Authority in connection with such inspection or audit. Each Party will provide the other with copies of reports of quality audits conducted by such Party with respect to the Product and will apprise the other Party of material Manufacture, marketing, promotion, sales, or other issues affecting supply or Commercialization of the Product.

3.8 Government Inquiries. If either Party shall be contacted by any Regulatory Authority for any regulatory purpose pertaining specifically to this Agreement or to the Product, such Party shall immediately notify the other Party. Either Party may permit unannounced inspections of the Product or facilities by a Regulatory Authority with competent jurisdiction and may respond to the extent necessary to comply with such Party’s obligations under Applicable Laws.

3.9 Inspections / Audit of Records and Facilities. Unless otherwise required by Applicable Laws or any decision, order, request or directive of a Regulatory Authority, once annually(or in case of uniQure’s facilities being inspected, up to [†]times[†], for a period of no more than [†] Business Days and by no more than [†] designated personnel, each Party shall have reasonable access during normal business hours to the other Party’s regulatory files as they relate to the Manufacture and Commercialization of the Product in the Territory to (a) review all such records, correspondence, notices, documents, and other materials (including warning letters and letters of adverse findings) and (b) inspect the other Party’s facilities for compliance with this Agreement, in particular to inspect and audit uniQure’s standard procedures regarding the Manufacturing of Products. Any inspection shall not unreasonably disrupt the normal operations of the inspected Party and shall be announced with a notice period of at least[†] months prior to such audit.

3.10 Price and Reimbursement Approvals. Subject to Section 8.1(a) and (c) below, taking into account uniQure’s unique experience and understanding of Gene Therapy generally and the Product specifically, both Parties agree that Chiesi and uniQure shall jointly consult and prepare the pricing strategy for the Price and Reimbursement Approvals of the Product in the Field in the Territory to be filed and obtained by Chiesi. For the avoidance of doubt and in accordance with Section 8.1(c) below, such consultation shall not establish or create any obligation of Chiesi to set a certain or fixed price for the Product.

ARTICLE IV

GOVERNANCE; DECISION MAKING

4.1 Joint Steering Committee.

(a) Formation and Membership. Within [†] days after the Effective Date, Chiesi and uniQure shall establish a joint steering committee (the “JSC”) to manage the Collaboration. The JSC to be established under this Agreement shall be identical to the one to be established under the Co-Development and License Agreement. The JSC shall be comprised of [†] executives or senior employees of Chiesi and [†] executives or senior employees of uniQure with appropriate experience and level of decision-making authority. From time to time, in addition to the JCC described below, the Parties may

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

CONFIDENTIAL	EXECUTION COPY

establish one or more subcommittees of the JSC to oversee particular projects or activities (e.g., activities under the Co-Development and License Agreement, financial reporting). Each such subcommittee shall be comprised of an equal number of representatives from each Party with appropriate experience and level of decision-making authority. Each subcommittee shall meet with a frequency to be agreed on by the Parties. Each Party may change any one or more of its representatives on the JSC or any subcommittee at any time upon written notice to the other Party.

(b) Responsibilities. The JSC shall be responsible for:

(i) providing overall direction of the Collaboration;

(ii) attempting to resolve disputes arising under the Collaboration Agreements; and

(iii) performing such other tasks and undertaking such other responsibilities as may be set forth in the Collaboration Agreements.

(c) Meetings.

(i) The JSC shall meet at least once each[†], by tele- or video-conference or in person, with the meetings in approximately [†]to be held in-person. The location of in-person JSC meetings shall alternate between the headquarters offices of each Party, with the first meeting to take place at uniQure’s site in Amsterdam within [†]days after the Effective Date.

(ii) Each Party shall use reasonable efforts to cause its representatives to attend the meetings of the JSC and any subcommittees. In addition, each Party may, at its discretion, invite a reasonable number of non-voting employees or officers, and, with the consent of the other Party, consultants or scientific advisors, to attend meetings of the JSC or any subcommittee, or the relevant portion thereof; provided that, its representatives and any such other employees, officers, consultants or scientific advisors are bound by written obligations of confidentiality that are at least as stringent as those set forth in this Agreement. Each Party shall bear all travel and living expenses of its representatives and other employees, officers, consultants or scientific advisors incurred to attend the meetings of the JSC or any subcommittee.

(iii) Either Party may also request, by providing written notice to the other Party, that a special meeting of the JSC be convened for the purpose of resolving disputes in connection with, or for the purpose of reviewing or making a decision pertaining to, any material matter within the purview of the JSC, the examination or resolution of which cannot reasonably be postponed until the next scheduled JSC meeting. Such meeting shall be convened at such time as may be mutually agreed upon by the Parties, but in any event shall be held within [†] days after the date of such notice.

(d) Administrative Matters. The right to appoint the chairperson of the JSC shall alternate on an annual basis between Chiesi and uniQure, with [†] having

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

CONFIDENTIAL	EXECUTION COPY

the right to appoint the chairperson for the first year of the Term. The Alliance Managers shall work with the chairperson to develop JSC meeting agendas. The chairperson shall be responsible for calling meetings of the JSC and for leading the meetings. A JSC member of the chairing Party shall serve as secretary of such meetings. The secretary shall promptly prepare and distribute to all members of the JSC draft minutes of the meeting for review and comment, including a list of any actions or decisions approved by the JSC, with the goal of distributing final approved minutes of each JSC meeting within [†] days after the meeting. Neither the chairperson nor the secretary shall have any greater authority than any other representative on the JSC and the Party appointing the chairperson and the secretary shall not have any greater authority than the other Party by virtue of its right to make such appointments. The chairperson shall include on the agenda any items proposed by either Party.

(e) Decision Making. Each Party, through its representatives, shall have one (1) vote on the JSC and each subcommittee. Both Parties must vote in the affirmative to allow the JSC or a subcommittee to take any action that requires the approval of the JSC or the subcommittee. Decision on any matter may be taken at a meeting, by teleconference, videoconference or by written agreement. If a subcommittee is unable to resolve any dispute, or to unanimously agree on any matter, within its responsibilities, such dispute or matter shall be referred to the JSC for resolution. Either Party may convene a special meeting of the JSC in accordance with Section 4.1(c)(iii) for the purpose of resolving any dispute within the JSC’s jurisdiction that represents a material issue the resolution of which cannot reasonably await until the next scheduled meeting of the JSC.

(f) Dispute Resolution by Executive Officers.

(i) If the JSC is unable to resolve any dispute within the responsibilities of the JSC specified in Section 4.1(b) within [†] days after a Party provides notice to the other Party of the existence of such dispute, such dispute or other matter shall be referred to the Executive Officers for resolution. If a dispute is referred to the Executive Officers for resolution pursuant to the preceding sentence, the Executive Officers shall attempt in good faith to resolve such dispute within [†] days. In resolving any disputes under this Section 4.1(f), each Party shall act in good faith, subject to the terms and conditions of the Collaboration Agreements, and in a commercially reasonable manner without favoring other products being developed or commercialized by or on behalf of such Party or its Affiliates outside of the Collaboration.

(ii) If the Executive Officers are unable to reach a consensus in accordance with paragraph (i) above, (A) [†] shall have final decision-making authority with respect to all matters related to [†]in relation to the Product, with reasonable input from [†] taking into account Territory-specific matters, (B) [†] shall have final decision-making authority with respect to all matters related to [†]of the Product in the Territory, with reasonable input from [†] taking into account[†], (C) subject to Sections 3.1 and 3.2, both Parties agree that on regulatory matters with respect to the Product they will jointly work towards a regulatory strategy for the Product in the countries of the Territory which are not EU Member States, and (D) any matter not falling within any of the foregoing categories (A) to (C) shall be decided by binding arbitration pursuant to Section 11.9 below.

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

CONFIDENTIAL	EXECUTION COPY

4.2 Joint Commercialization Committee.

(a) Formation and Membership. Within [†] days after the Effective Date, Chiesi and uniQure shall establish, as a subcommittee of the JSC, a joint commercialization committee (the “JCC”) to manage the overall relationship between the Parties under this Agreement. The JCC shall be comprised of [†] executives or senior employees of Chiesi and [†] executives or senior employees of uniQure with appropriate experience and level of decision-making authority. From time to time, the Parties may establish one or more subcommittees of the JCC to oversee particular projects or activities (e.g., regulatory, supply, forecast, global brand integration). Each such subcommittee shall be comprised of an equal number of representatives from each Party with appropriate experience and level of decision-making authority. Each subcommittee shall meet with a frequency to be agreed on by the Parties. Each Party may change any one or more of its representatives on the JCC or any subcommittee at any time upon written notice to the other Party.

(b) Responsibilities. The JCC shall be responsible for:

(i) periodically reviewing the Regulatory Plan and suggesting or approving such updates or amendments to the Regulatory Plan as the JCC deems appropriate, including all budgets relating to activities to be conducted hereunder and amendments thereto;

(ii) ensuring consistency and coordination, to the maximum possible extent, between Commercialization activities to be conducted by uniQure in the Field outside the Territory and by Chiesi in the Field in the Territory;

(iii) providing overall strategic direction with respect to Commercialization and regulatory activities for the Product, including activities conducted under the Regulatory Plan;

(iv) overseeing Commercialization and regulatory activities for the Product;

(v) discussing and addressing any supply chain or other delivery issues that have arisen or might arise relating to the Product;

(vi) attempting to resolve disputes arising under this Agreement that are referred to the JCC by either Party or any subcommittee; and

(vii) performing such other tasks and undertaking such other responsibilities as may be set forth in this Agreement or as may be delegated to it by the JCC.

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

CONFIDENTIAL	EXECUTION COPY

(c) Meetings.

(i) The JCC shall meet at least[†], by tele- or video-conference or in person, with the meetings in approximately [†]to be held in-person. The location of in-person JCC meetings shall alternate between the headquarters offices of each Party, with the first meeting to take place at uniQure’s site in Amsterdam within [†] days after the Effective Date.

(ii) Each Party shall use reasonable efforts to cause its representatives to attend the meetings of the JCC and any subcommittees. In addition, each Party may, at its discretion, invite a reasonable number of non-voting employees or officers, and, with the consent of the other Party, consultants or scientific advisors, to attend meetings of the JCC or any subcommittee, or the relevant portion thereof; provided that, its representatives and any such other employees, officers, consultants or scientific advisors are bound by written obligations of confidentiality that are at least as stringent as those set forth in this Agreement. Each Party shall bear all travel and living expenses of its representatives and other employees, officers, consultants or scientific advisors incurred to attend the meetings of the JCC or any subcommittee.

(iii) Either Party may also request, by providing written notice to the other Party, that a special meeting of the JCC be convened for the purpose of resolving disputes in connection with, or for the purpose of reviewing or making a decision pertaining to, any material matter within the purview of the JCC, the examination or resolution of which cannot reasonably be postponed until the next scheduled JCC meeting. Such meeting shall be convened at such time as may be mutually agreed upon by the Parties, but in any event shall be held within [†] days after the date of such notice.

(d) Administrative Matters. uniQure shall have the right to appoint the chairperson of the JCC. The Alliance Managers shall work with the chairperson to develop JCC meeting agendas. The chairperson shall be responsible for calling meetings of the JCC and for leading the meetings. A uniQure JCC member shall serve as secretary of such meetings. The secretary shall promptly prepare and distribute to all members of the JCC draft minutes of the meeting for review and comment, including a list of any actions or decisions approved by the JCC, with the goal of distributing final approved minutes of each JCC meeting within [†] days after the meeting. Neither the chairperson nor the secretary shall have any greater authority than any other representative on the JCC and uniQure shall not have any greater authority than Chiesi by virtue of its right to make such appointments. The chairperson shall include on the agenda any items proposed by either Party.

(e) Decision Making. Each Party, through its representatives, shall have one (1) vote on the JCC and each subcommittee. Both Parties must vote in the affirmative to allow the JCC or a subcommittee to take any action that requires the approval of the JCC or the subcommittee. Decision on any matter may be taken at a meeting, by teleconference, videoconference or by written agreement. If a subcommittee is unable to resolve any dispute, or to unanimously agree on any matter, within its responsibilities, such dispute or matter shall be referred to the JCC for resolution. Either

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

CONFIDENTIAL	EXECUTION COPY

Party may convene a special meeting of the JCC in accordance with Section 4.2(c)(iii) for the purpose of resolving any dispute within the JCC’s jurisdiction that represents a material issue the resolution of which cannot reasonably await until the next scheduled meeting of the JCC.

(f) Dispute Resolution. If the JCC is unable to resolve any dispute within the responsibilities of the JCC specified in Section 4.2(b) within [†] days after a Party provides notice to the other Party of the existence of such dispute, then,(A) the respective representative(s) of each Party in the JCC may exercise the final decision-making authority of each Party pursuant to Section 4.1(f)(ii)(A) or, as the case may be, Section 4.1(f)(ii)(B) also at the JCC level or decide to refer such dispute to the JSC for decision, and (B) any matter not falling within any of the categories of Section 4.1(f)(ii)(A) or, as the case may be, Section 4.1(f)(ii)(B) shall be referred to the JSC for decision.

4.3 Alliance Managers. Each Party shall appoint an employee (or an employee of its Affiliate) to serve as an alliance manager (“Alliance Manager”) with responsibility for overseeing that the Parties’ activities are conducted in accordance with the Collaboration Agreements, and for being the primary point of contact between the Parties with respect to all such activities. The Alliance Managers to be appointed under this Agreement shall be identical to the ones to be appointed under the Co-Development and License Agreement. The Alliance Managers are responsible for driving the Collaboration progress and the resolution of issues between the Parties. The Alliance Managers may be members, but in any event may attend the meetings of the JSC, JCC or any other JSC subcommittee, and be responsible for communicating with and reporting to the JSC, JCC and any other JSC subcommittee on all relevant matters.

ARTICLE V

REPRESENTATIONS, WARRANTIES AND COVENANTS

5.1 Mutual Representations, Warranties and Covenants. Each Party hereby represents, warrants and covenants to the other Party, as of the Effective Date and, where expressly stated, at all times during the Term, as follows:

(a) Such Party: (i) is duly formed and in good standing under the laws of the jurisdiction of its formation, (ii) has the power and authority and the legal right to enter into this Agreement and perform its obligations hereunder, and (iii) has taken all necessary action on its part required to authorize the execution and delivery of this Agreement and the performance of its obligations hereunder;

(b) Upon execution, this Agreement will have been duly executed and delivered on behalf of such Party and constitutes a legal, valid and binding obligation of such Party and is enforceable against it in accordance with its terms;

(c) The execution and delivery of this Agreement and the performance of such Party’s obligations hereunder: (i) do not conflict with or violate any requirement of Applicable Laws or any provision of the articles of incorporation, bylaws or limited partnership agreement of such Party; and (ii) do not conflict with, violate, or breach, or constitute a default or require any further consent under, any contractual obligation or court or administrative order by which such Party is bound;

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

CONFIDENTIAL	EXECUTION COPY

(d) During the Term, to its knowledge, such Party will not, in the conduct of its activities under this Agreement, (i) employ or use any contractor or consultant that employs any individual or entity debarred by the FDA (or subject to a similar sanction of EMA), or (ii) employ any individual who or entity that is the subject of an FDA debarment investigation or proceeding (or similar proceeding of EMA);

(e) During the Term, such Party shall perform its activities pursuant to this Agreement in compliance in all material respects with Applicable Laws;

(f) During the Term, neither Party shall grant any right or license to any Third Party relating to any of the Intellectual Property Rights it Controls which would conflict with, or limit the scope of, any of the rights or licenses granted or to be granted to the other Party hereunder.

5.2 Additional Representations, Warranties and Covenants of uniQure. uniQure hereby represents, warrants and covenants as of the Effective Date, and, where expressly stated, at all times during the Term, that:

(a) During the Term, at the time the same are tendered to the carrier for delivery to Chiesi’s customers, the Product sold to Chiesi pursuant to this Agreement (i) shall be Manufactured, stored, handled and released in compliance with all Applicable Laws, including GMPs; (ii) shall meet the applicable Specifications and (iii) shall not be adulterated or misbranded or otherwise defective within the meaning of any Applicable Laws;

(b) Schedule 1.63 attached hereto is a complete and correct list of all Patents that Cover the Product in the Territory and, subject to Section 9.1(b), are Controlled by uniQure as of the Effective Date;

(c) uniQure Controls all uniQure Intellectual Property and, subject to Section 9.1(b), has the full right, power and authority to grant to Chiesi the rights and licenses necessary to perform Chiesi’s activities under this Agreement in the Territory;

(d) To uniQure’s knowledge, the Commercialization of the Product in the Territory, as anticipated hereunder, does not infringe upon any Intellectual Property Rights of any Third Party;

(e) uniQure has not received any written allegation from a Third Party that any of the Patents issued on the Effective Date which is Controlled by UniQure and Covering the Product in the Territory is invalid or unenforceable and, to uniQure’s knowledge, none of such Patents is infringed by any Third Party.

5.3 Additional Representations, Warranties and Covenants of Chiesi. Chiesi hereby represents, warrants and covenants as of the Effective Date, and, where expressly stated, at all times during the Term, that any and all Delivery Notification requirements set forth in Section 2.5(b) shall be fulfilled before any quantities of the Product are supplied to any of its customers.

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

CONFIDENTIAL	EXECUTION COPY

5.4 No Other Representations or Warranties. EXCEPT AS OTHERWISE EXPRESSLY SET FORTH IN THIS AGREEMENT, NEITHER PARTY MAKES ANY REPRESENTATION OR EXTENDS ANY WARRANTY OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING ANY WARRANTY THAT ANY PATENT RIGHTS ARE VALID OR ENFORCEABLE, AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND NON-INFRINGEMENT. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, EACH PARTY DISCLAIMS ANY WARRANTIES WITH REGARDS TO: (A) THE SAFETY, USEFULNESS FOR ANY PURPOSE OR NON-INFRINGEMENT OF ANY PRODUCT; OR (B) THE VALIDITY, ENFORCEABILITY OR NON-INFRINGEMENT OF ANY INTELLECTUAL PROPERTY RIGHTS IT PROVIDES OR LICENSES TO THE OTHER PARTY UNDER THIS AGREEMENT.

5.5 No Reliance by Third Parties. The representations and warranties of a Party set forth in this Article 5 are intended for the sole and exclusive benefit of the other Party hereto, and may not be relied upon by any Third Party.

ARTICLE VI

INDEMNIFICATION; INSURANCE

6.1 Indemnification by Chiesi. Chiesi shall indemnify, defend and hold harmless uniQure and its Affiliates, and its and their respective directors, officers, employees and agents, from and against any and all liabilities, damages, losses, costs and expenses, including the reasonable fees of attorneys and other professional Third Parties (collectively, “Losses”), arising out of or resulting from any and all Third Party suits, claims, actions, proceedings or demands (“Claims”) to the extent based upon:

(i) any breach of any representation, warranty or covenant made by, or any material obligation of, Chiesi under this Agreement;

(ii) the gross negligence, recklessness or willful misconduct of Chiesi or its Affiliates and its or their respective directors, officers, employees and agents;

(iii) any theory of product liability (including without limitation tort, warranty, or strict liability) that is applicable in the Territory with respect to the death, personal injury, or illness of any Person in the Territory, and arising directly from Chiesi’s or its Affiliates’ or Sub-distributors’ Commercialization of the Product in the Territory;

provided that Chiesi shall not be obligated pursuant to this Section 6.1 if and to the extent uniQure is required to indemnify Chiesi under Section 6.2 below.

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

CONFIDENTIAL	EXECUTION COPY

6.2 Indemnification by uniQure. uniQure shall indemnify, defend and hold harmless Chiesi and its Affiliates, and its and their respective directors, officers, employees and agents, from and against any and all Losses, arising out of or resulting from any and all Claims to the extent based upon:

(i) any breach of any representation, warranty or covenant made by, or any material obligation of, uniQure under this Agreement;

(ii) the gross negligence, recklessness or willful misconduct of uniQure or its Affiliates and its or their respective directors, officers, employees and agents;

(iii) any theory of product liability (including without limitation tort, warranty, or strict liability) that is applicable in the Territory with respect to the death, personal injury, or illness of any Person in the Territory, and arising directly from uniQure’s or its Affiliates’ development, design, Manufacture, storage, release and handling of the Product;

(iv) Claims that the (i) Commercialization of the Product; or (ii) exercise of any rights or licenses granted to Chiesi and its Affiliates in accordance with this Agreement; violates or infringes upon the Intellectual Property Rights of any Third Party;

provided that uniQure shall not be obligated pursuant to this Section 6.2 if and to the extent Chiesi is required to indemnify uniQure under Section 6.1 above.

6.3 Procedure.

(i) A Party entitled to indemnification under this Article VI (an “Indemnified Party”) shall give prompt written notification to the Party from whom indemnification is sought (the “Indemnifying Party”) of the commencement of any Claim for which indemnification may be sought or, if earlier, upon the assertion of any such Claim by a Third Party (it being understood and agreed, however, that the failure by an Indemnified Party to give notice of a Claim as provided in this Section 6.3(i) shall not relieve the Indemnifying Party of its indemnification obligation under this Agreement except and only to the extent that such Indemnifying Party is actually damaged as a result of such failure to give notice).

(ii) Within [†] days after delivery of such notification, the Indemnifying Party may, upon written notice thereof to the Indemnified Party, assume control of the defense of such Claim with counsel reasonably satisfactory to the Indemnified Party.

(iii) If the Indemnifying Party does not assume control of such defense, the Indemnified Party shall control such defense and, without limiting the Indemnifying Party’s indemnification obligations, the Indemnifying Party shall reimburse the Indemnified Party for all reasonable costs and expenses, including reasonable attorney’s fees, incurred by the Indemnified Party in defending itself, within [†] days after receipt of any invoice therefor from the Indemnified Party, such invoice to be issued no more often than quarterly.

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

CONFIDENTIAL	EXECUTION COPY

(iv) The Party not controlling such defense may participate therein at its own expense; provided that, if the Indemnifying Party assumes control of such defense and the Indemnified Party in good faith concludes, based on advice from counsel, that the Indemnifying Party and the Indemnified Party have conflicting interests with respect to such Claim, the Indemnifying Party shall be responsible for the reasonable fees and expenses of counsel to the Indemnified Party in connection with its participation in the defense action.

(v) The Party controlling such defense shall keep the other Party advised of the status of such Claim and the defense thereof and shall consider recommendations made by the other Party with respect thereto.

(vi) The Indemnified Party shall not agree to any settlement of any Claim without the prior written consent of the Indemnifying Party, which shall not be unreasonably withheld, delayed or conditioned. The Indemnifying Party shall not, without the prior written consent of the Indemnified Party, agree to any settlement of such Claim, or consent to any judgment in respect thereof, that does not include a complete and unconditional release of the Indemnified Party from all liability with respect thereto, that imposes any liability or obligation on the Indemnified Party or that acknowledges fault by the Indemnified Party.

6.4 Limitation of Liability. EXCEPT WITH RESPECT TO ANY BREACH BY A PARTY OF ITS OBLIGATIONS UNDER ARTICLE X, EXCEPT AS PROVIDED FOR IN SECTION 2.6, EXCEPT FOR ANY DAMAGES ARISING FROM A PARTY’S WILLFUL MISCONDUCT AND EXCEPT TO THE EXTENT A PARTY MAY BE REQUIRED TO INDEMNIFY THE OTHER PARTY UNDER THIS ARTICLE VI WITH RESPECT TO THIRD PARTY CLAIMS, NEITHER PARTY SHALL BE LIABLE FOR ANY (AND EACH PARTY HEREBY DISCLAIMS ALL) SPECIAL, EXEMPLARY, CONSEQUENTIAL, PUNITIVE OR OTHER INDIRECT DAMAGES, INCLUDING LOST REVENUE AND LOST PROFITS, WHETHER BASED UPON WARRANTY, CONTRACT, TORT, STRICT LIABILITY OR OTHER LEGAL THEORY. EXCEPT WITH RESPECT TO ANY BREACH BY UNIQURE OF ITS OBLIGATIONS UNDER ARTICLE X, EXCEPT AS PROVIDED FOR IN SECTION 2.6, EXCEPT FOR ANY DAMAGES ARISING FROM UNIQURE’S WILLFUL MISCONDUCT AND EXCEPT TO THE EXTENT UNIQURE MAY BE REQUIRED TO INDEMNIFY CHIESI UNDER THIS ARTICLE VI WITH RESPECT TO THIRD PARTY CLAIMS, THE TOTAL LIABILITY OF UNIQURE, ITS AFFILIATES, AND THEIR RESPECTIVE OFFICERS, EMPLOYEES, AND AGENTS ARISING OUT OF OR IN RELATION TO THIS AGREEMENT, WHETHER BASED UPON WARRANTY, CONTRACT, TORT, STRICT LIABILITY OR OTHER LEGAL THEORY, SHALL FURTHER BE LIMITED TO AN AMOUNT OF EUR [†] (IN WORDS: [†] EURO) (REFLECTING THE AMOUNT PAYABLE UNDER UNIQURE’S INSURANCE PURSUANT TO SECTION 6.5) FOR THE CORRESPONDING DAMAGE EVENT. CHIESI SHALL REASONABLY COOPERATE WITH UNIQURE IN OBTAINING SUCH INSURANCE, AT UNIQURE’S COST.

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

CONFIDENTIAL	EXECUTION COPY

6.5 Insurance. Each Party shall procure and maintain at its cost insurance, including product liability insurance, adequate to cover its obligations hereunder and which are consistent with normal business practices of comparable companies with respect to similar obligations and liabilities, at all times during the Term. In addition, uniQure shall further procure and maintain, at uniQure’s cost, insurance adequate to cover its obligations under the in-license agreement with Xenon Pharmaceuticals Inc. dated 18 June 2001 and Chiesi shall reasonably cooperate with uniQure in obtaining such insurance. It is understood that such insurance shall not be construed to create any limit of either Party’s obligations or liabilities with respect to its indemnification obligations hereunder. Each Party shall provide the other, upon request, with evidence of such insurance.

ARTICLE VII

INTELLECTUAL PROPERTY

7.1 Ownership. uniQure shall own or otherwise Control all right, title and interest in and to any uniQure Intellectual Property Rights.

7.2 Enforcement. uniQure shall have the exclusive right and the obligation, to institute infringement actions against any Third Parties (other than Sub-distributors) based on any Patents and other Intellectual Property Rights Covering the Product in the Territory. Chiesi shall execute all necessary and proper documents and take such actions as shall be appropriate to allow uniQure to institute and prosecute such infringement actions and shall otherwise cooperate, at uniQure’s expense, in the institution and prosecution of such actions. Upon reasonable request of Chiesi, uniQure (i) shall provide to Chiesi all reasonable information in connection with such infringement actions; (ii) shall allow a qualified representative of Chiesi to attend as an observer at relevant negotiations and hearings, if and to the extent such attendance is both legally permitted and reasonably acceptable for uniQure and (iii) shall consider any measures suggested by Chiesi in connection with such infringement actions, it being understood that uniQure, without any obligation to state reasons for its decision, shall not be obliged to accept, fulfill or maintain such measures.

7.3 Right to Commercialize.

(a) During the Term and subject to the terms of this Agreement, in particular Section 9.1(b), uniQure hereby grants to Chiesi and its Affiliates a royalty-free right and license, with the right to grant sublicenses only to Sub-distributors, in the Territory to uniQure Intellectual Property Rights that are required to Commercialize the Product in the Territory under and in accordance with the terms of this Agreement. Such right and license shall be exclusive except in cases where, based on agreements between uniQure and Third Parties existing on the Effective Date, uniQure is not capable of granting exclusive but only non-exclusive licenses (e.g. because uniQure itself has only obtained non-exclusive rights and licenses from Third Party licensors).

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

CONFIDENTIAL	EXECUTION COPY

(b) Chiesi shall not have the right to carry out any research or development with respect to the Product, or, subject to Sections 2.6, 9.3(b) and 9.3(c), to Manufacture the Product, or have the Product Manufactured by an Affiliate or Third Party.

7.4 Compliance with Third Party Agreement.

(a) The grants by uniQure under uniQure Intellectual Property Rights set forth in Section 7.3(a) include the sublicense of certain uniQure Intellectual Property Rights that are not owned by uniQure. Chiesi’s rights and licenses under, or with respect to, uniQure Intellectual Property Rights, including any Patent prosecution or enforcement undertaken by the Parties pursuant to Section 7.2, are limited to the rights granted by Third Party licensors to uniQure under the respective in-license agreements between such Third Party licensors and uniQure (“Existing Third Party Licenses”) and are subject to all applicable restrictions, limitations and obligations imposed on uniQure or its sub-licensees in such Existing Third Party Licenses, a copy of which agreements is attached hereto as Schedule 7.4. Chiesi shall comply, and cause its Affiliates and Sub-distributors to comply, with all such restrictions, limitations and obligations mutatis mutandis. To the extent there is a conflict between the terms of any Existing Third Party License and the rights granted to Chiesi hereunder, the terms of such Existing Third Party License shall control solely with respect to the Patents and know-how owned or controlled by the applicable Third Party licensor. Notwithstanding anything to the contrary in this Agreement, either Party may not exercise any of its rights under this Agreement (including any right to any cure period (including under Section 9.2(b)) or to delay performance of an obligation (including under Section 11.6)) in any manner that would result in any licensor having a right to terminate an Existing Third Party License, or that would cause the other Party to be in breach of any of its obligations under any Existing Third Party License.

(b) During the Term, uniQure shall comply with the Existing Third Party Licenses in effect which are then applicable to the activities under this Agreement with respect to the Product (and in particular shall not commit any breach that would entitle the Third Party licensor to terminate such an Existing Third Party License) and shall not terminate any such Existing Third Party License without Chiesi’s prior written consent. In addition, during the Term, uniQure shall promptly notify Chiesi of any written notice of breach or termination received by uniQure with respect to any such Existing Third Party License and, to the extent that uniQure does not cure such breach at least [†] Business Days before the date on which the relevant licensor could terminate such Existing Third Party License due to such breach by uniQure, Chiesi shall have the right (to the extent consistent with such Existing Third Party License) to cure any such breach on uniQure’s behalf and in such a case, Chiesi shall have the right to deduct (i) any and all arm’s length payments made on behalf of uniQure for the above purpose, from the next due payments to be made hereunder plus (ii) interest on such payments calculated pursuant to Section 2.1(f) above.

(c) The license granted by uniQure in Section 7.3(a) with respect to the Patents licensed under the Existing Third Party Licenses are subject to rights reserved by the licensors and the US government as set forth in the Existing Third Party Licenses.

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

CONFIDENTIAL	EXECUTION COPY

7.5 Additional Rights Acquired after Effective Date.

(a) During the Term, if either Party identifies the need for, or is otherwise offered, a license, covenant not to sue or similar rights to any Third Party Intellectual Property Rights that such Party in good faith believes is necessary or useful for the Commercialization of the Product in the Field in the Territory (“Additional Rights”), then such Party shall promptly notify the other Party and, in any event, prior to commencing negotiation or entering into an agreement with respect to such Additional Rights, and the Parties’ rights to conduct such negotiations shall be subject to the remaining provisions of this Section 7.5. The Parties shall thereafter conduct good faith discussions regarding whether such Additional Rights are necessary or useful for the Commercialization of the Product in the Field in the Territory or whether they otherwise agree that such Additional Rights should be acquired.

(b) uniQure shall have the first right (but not the obligation) to license or otherwise acquire rights to any Additional Rights. If uniQure provides written notice to Chiesi that uniQure declines to exercise such first right, then Chiesi shall have the right (but not the obligation) to pursue acquiring rights to any given Additional Rights. The Party pursuing any given Additional Rights (the “Controlling Party”) shall keep the other Party (the “Non-Controlling Party”) reasonably informed regarding the status thereof and shall use Commercially Reasonable Efforts to obtain from the applicable Third Party licensor the right to sublicense such Additional Rights under the licenses granted to the Non-Controlling Party hereunder.

(c) If the Controlling Party acquires rights to any Additional Rights and has the right to grant a sublicense under such Additional Rights to the Non-Controlling Party, and the Non-Controlling Party wishes to include such Additional Rights in the licenses granted to the Non-Controlling Party hereunder, the Non-Controlling Party shall notify the Controlling Party of its desire to do so and the Controlling Party shall provide the Non-Controlling Party a summary of all material restrictions on the scope of the licenses granted under, and all material payment obligations that would be owed by the Non-Controlling Party with respect to, any Third Party agreement applicable to such Additional Rights. The Non-Controlling Party may, upon written notice to the Controlling Party and subject to Section 7.5(d), Section 7.5(e) and Section 7.5(f), obtain a sublicense under such Additional Rights and include such Additional Rights under the licenses granted to the Non-Controlling Party hereunder.

(d) Following such notice from the Non-Controlling Party that it desires to include any given Additional Rights under the license granted to the Non-Controlling Party hereunder, (i) any such Additional Rights that do not carry financial or other obligations or restrictions shall be included automatically under the applicable license hereunder, and (ii) subject to Section 7.5(e) below, any such Additional Rights that carry financial or other obligations or restrictions[†].

(e) If the Parties are unable, after [†] Business Days, to agree as to whether any given Additional Rights are in fact necessary or useful for the Commercialization of the Product in the Field in the Territory or if the Parties are unable to agree to the allocation of the costs (as specified above), then the Parties shall jointly

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

CONFIDENTIAL	EXECUTION COPY

engage an expert panel consisting of patent attorney(s) or expert(s) in the development, manufacturing or commercialization of products comparable to the Product in question and other CMC matters, as applicable, not regularly employed by either Party to resolve such dispute. The decision of such expert panel shall be binding on the Parties as to such dispute.

(f) Nothing in this Section 7.5 shall restrict either Party, at such Party’s sole cost and expense, from licensing or otherwise acquiring any additional rights that are not necessary or useful for the Commercialization of the Product in the Field in the Territory.

ARTICLE VIII

COMMERCIALIZATION

8.1 Commercialization.

(a) Chiesi shall have the sole right and responsibility, at its expense, to Commercialize the Product in the Field in the Territory, including for booking all sales of the Product throughout the Territory. At all times during the Term Chiesi shall in no event use less than Commercially Reasonable Efforts to Commercialize the Product, including compliance with marketing plan and budget, allocation of Minimum FTEs and setting of a Target Price (as defined in Schedule 8.1(a)) in[†], as further described in Schedule 8.1(a). Notwithstanding the foregoing, Chiesi shall at least use Commercially Reasonable Efforts to achieve the First Commercial Sale of the Product in the Territory in [†], provided that uniQure shall ensure availability of sufficient quantities of Product for supply to Chiesi’s customers for such purpose, prior to the First Commercial Sale. In the event Chiesi fails to meet (i) the allocation of Minimum FTEs or (ii) the timelines for submission of each relevant dossier for obtaining the Price and Reimbursement Approval for the Product, as further described in Schedule 8.1(a), and such failure is not caused by a Force Majeure Event or uniQure’s Failure to Supply, and Chiesi fails to cure such failure within [†] months after receiving written notice of such failure, uniQure shall have the right to terminate this Agreement in its entirety in the event of a failure as described in sub-paragraph (i) above or, at the sole discretion of uniQure, with respect to the particular countries to which such failure relates in the event of a failure as described in sub-paragraph (ii) above.

(b) In order to prevent a substantial delay in achieving the First Commercial Sale of the Product in the Territory, certain commercial and development activities have been committed to by uniQure prior to the Effective Date (the “Approved Activities”) attached in Schedule 8.1(b). Such Approved Activities shall be reimbursed by Chiesi at uniQure’s actual cost.

(c) Chiesi shall have the sole authority to determine the resale price of the Product in the Field in the Territory.

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

CONFIDENTIAL	EXECUTION COPY

8.2 Exclusivity.

(a) During the Term, Chiesi shall not actively market, advertise for, canvas for or seek orders for the Product outside the Field or Territory or establish any branch, subsidiary, or depot for the supply of the Product outside the Field or Territory. The Parties shall inform each other promptly in case of any Commercialization activities of Third Parties in the Field in the Territory, or of any Commercialization activities of Chiesi or any of its Affiliates outside the Field or Territory to agree – within the limits of applicable competition laws – on any appropriate measures to be taken.

(b) During the Term, uniQure shall not offer for sale, sell, license or otherwise Commercialize the Product in the Territory other than in compliance with the terms of this Agreement. uniQure shall be free, however, at any time during the Term, to Commercialize, directly or indirectly, the Product outside the Territory.

(c) To the fullest extent consistent with any Applicable Laws, each Party shall, and shall procure that any of its Affiliates will, not directly or indirectly, itself or through or with or on behalf of any Third Party, develop, Manufacture or Commercialize in the Territory any Gene Therapy based product characterized to treat lipoprotein lipase deficiency, other than the Product in accordance with this Agreement. From time to time during the Term, the Parties may negotiate exceptions for Persons which will become Affiliates of a Party due to an acquisition of or by a Party or its Affiliates.

ARTICLE IX

TERM AND TERMINATION

9.1 Term.

(a) General. This Agreement shall become effective as of the Effective Date and shall remain in force, on a country-by-country basis, for the longer of (i) twelve (12) years from the First Commercial Sale of the Product in the relevant country of the Territory; (ii) expiry of any regulatory exclusivity granted by any Marketing Authorization or any other Regulatory Approval in the relevant country of the Territory; or (iii) expiry of the last Valid Claim Covering the Product in the relevant country of the Territory. Unless terminated by a Party with [†] months written notice to the other Party to the end of the above initial or any subsequent term, this Agreement shall automatically be renewed for successive [†] year terms (the initial and each subsequent term, the “Term”).

(b) Condition Precedent. This Agreement, except for the obligation to submit the first Firm Order in accordance with Section 2.4(b), and any ancillary agreement concluded between the Parties in connection herewith, including the Quality Agreement and the SDEA, and the Co-Development and License Agreement and the agreement regarding the equity investment of Chiesi in uniQure concluded on the date hereof, shall become effective once the Parties have received consent from or, as the case may be, entered into separate agreements with, the respective Third Party licensors to the subcontracting of the rights and licenses licensed by uniQure as licensee under the

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

CONFIDENTIAL	EXECUTION COPY

Existing Third Party Licenses listed in Schedule 9.1 to Chiesi. uniQure and, to the extent applicable, Chiesi, shall use Commercially Reasonable Efforts to obtain such consent or, as the case may be, enter into such agreements, on or prior to [†]. If, despite the Parties’ Commercially Reasonable Efforts, such consent has not been obtained from or, as the case may be, such agreements have not been entered into with, all such Third Party licensors by the end of [†], this Agreement and all other agreements that are subject to the condition precedent pursuant to sentence 1 shall be deemed null and void as of the Effective Date and the first Firm Order submitted by Chiesi in accordance with Section 2.4(b) shall be deemed withdrawn, unless, prior to the end of such period, following a corresponding request of either Party, the Parties mutually agree in writing on an extension of such period. The Parties agree that (i) costs and expenses incurred in connection with the preparation and execution of this Agreement as well as obtaining of the aforementioned consent or, as the case may be, enter into the aforementioned agreements,[†].

9.2 Termination. Without prejudice to any other termination rights set forth herein, the Parties shall have the following termination rights:

(a) Mutual Agreement. The Parties may terminate this Agreement at any time during the Term upon mutual agreement in writing.

(b) Material Breach. Either Party may immediately terminate this Agreement in writing if the other Party materially breaches this Agreement and fails to cure such breach within [†] days after receiving written notice of the breach.

(c) Insolvency. Either Party may immediately terminate this Agreement in writing if the other Party ceases to carry on business, is unable to pay its debts when they fall due, is declared bankrupt, or an order is made or a resolution passed for the winding up of that other Party or the appointment of an administrator, receiver, liquidator, or manager of that other Party.

(d) IP Challenge. Either Party may immediately terminate this Agreement in writing if the other Party or any of its Affiliates or, as the case may be, Sub-distributors challenges the validity of any trademark as set forth in Section 2.2(a) or if Chiesi or any of its Affiliates or Sub-distributors challenges the validity, enforceability, patentability or scope of any Valid Claim included in any Patents.

9.3 Effects of Expiration / Termination.

(a) Upon termination of this Agreement by uniQure pursuant to Sections 8.1(a), 9.2(b), 9.2(c) or 9.2(d):

(i) Chiesi shall purchase from uniQure any quantity of Product which has been included in a Confirmed Firm Order through the effective date of termination, unless otherwise elected by UniQure pursuant to Section 9.3(a)(ii) below;

(ii) (A) all rights, privileges and licenses granted hereunder to Chiesi shall remain in full force and effect until all quantities of Product ordered and

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

CONFIDENTIAL	EXECUTION COPY

delivered hereunder, at the election of uniQure, (y) have been sold by Chiesi, or (z) have been redeemed by uniQure from Chiesi at the Purchase Price originally charged to Chiesi except for such portion of Product as is needed to fill orders then held by Chiesi; and (B) Chiesi shall thereafter not make any use whatsoever of any such rights, privileges and licenses and transfer to uniQure any Marketing Authorization then held by Chiesi or its Sub-distributor, unless required by Applicable Laws or expressly set forth otherwise in this Agreement;

(iii) save as required under the Quality Agreement or the SDEA, at any time upon written request of the disclosing Party, unless expressly set forth otherwise in this Agreement, the receiving Party shall cease use of and return or at the disclosing Party’s request destroy all Confidential Information of the disclosing Party and all copies thereof except for a single copy of such Confidential Information that may be retained confidentially for legal purposes only;

(iv) all rights, privileges and licenses granted hereunder to uniQure regarding any alternative Trademark identified by Chiesi and any other trademarks, logos or service marks of Chiesi shall become fully paid-up, irrevocable and perpetual.

(b) Upon termination of this Agreement by Chiesi pursuant to Sections 9.2(b), 9.2(c) or 9.2(d):

(i) all rights, privileges and licenses granted hereunder to Chiesi regarding the uniQure Intellectual Property Rights, including the rights granted under Section 2.2(a), shall become fully paid-up, irrevocable and perpetual;

(ii) all rights, privileges and licenses granted hereunder to uniQure shall terminate and uniQure shall not make any use whatsoever of any alternative Trademark identified by Chiesi and any other trademarks, logos or service marks of Chiesi, unless required by Applicable Laws or expressly set forth otherwise in this Agreement;

(iii) uniQure shall furnish Chiesi with reasonable cooperation, and continue to supply Chiesi’s requirements of Product for the [†] month period following notice of termination in accordance with the terms and conditions of this Agreement, provided however, that the Purchase Price for the individual Product ordered after the effective date of termination shall be [†] of such particular Product. No later than [†] months prior to the expiration of such [†] month period the Parties shall enter into good faith negotiations regarding the supply of Chiesi’s requirements of Product after expiration of such [†] month period, taking into account a fair adjustment of the transfer price pursuant to Section 2.3(b) for the Product to be supplied to Chiesi after such expiration;

(iv) save as required under the Quality Agreement or the SDEA, at any time upon written request of the disclosing Party, unless expressly set forth otherwise in this Agreement, the receiving Party shall cease use of and return or at the disclosing Party’s request destroy all Confidential Information of the disclosing Party and all copies thereof except for a single copy of such Confidential Information that may be retained confidentially for legal purposes only.

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

CONFIDENTIAL	EXECUTION COPY

(c) Upon expiration of the Term with respect to this Agreement by a Party exercising its termination right pursuant to Section 9.1(a) or mutual termination pursuant to Section 9.2(a) (unless otherwise agreed between the Parties in such mutual termination agreement):

(i) all rights, privileges and licenses granted hereunder to Chiesi shall become fully paid-up, irrevocable and perpetual;

(ii) all rights, privileges and licenses granted hereunder to uniQure shall become fully paid-up, irrevocable and perpetual;

(iii) Chiesi shall purchase from uniQure any quantity of Product which has been included in a Confirmed Firm Order through the effective date of expiration;

(iv) save as required under the Quality Agreement or the SDEA, at any time upon written request of the disclosing Party, unless expressly set forth otherwise in this Agreement, the receiving Party shall cease use of and return or at the disclosing Party’s request destroy all Confidential Information of the disclosing Party and all copies thereof except for a single copy of such Confidential Information that may be retained confidentially for legal purposes only.

Upon expiration of the Term with respect to this Agreement by uniQure exercising its termination right pursuant to Section 9.1(a), uniQure shall continue to supply Chiesi’s requirements of Product for the [†] month period following notice of termination in accordance with the terms and conditions of this Agreement, provided however, that the Purchase Price for the individual Product ordered after the effective date of termination shall be[†] of such particular Product. No later than [†] months prior to the expiration of such [†] month period the Parties shall enter into good faith negotiations regarding the supply of Chiesi’s requirements of Product after expiration of such [†] month period, taking into account a fair adjustment of the transfer price pursuant to Section 2.3(b) for the Product to be supplied to Chiesi after such expiration.

(d) Accrued Rights; Surviving Provisions.

(i) Notwithstanding the giving of any notice of termination pursuant to this Article 9, each Party shall continue to fulfill such Party’s obligations under this Agreement at all times until the effective date of any such termination.

(ii) Termination or expiration of this Agreement for any reason shall be without prejudice to any rights which shall have accrued to the benefit of either Party prior to such termination or expiration.

(iii) Without prejudice to Section 11.7, to the extent legally permitted, any compensation claims by Chiesi resulting from a direct or analogous

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

CONFIDENTIAL	EXECUTION COPY

application of Article 17 of Council Directive 86/653/EEC, as amended, as transposed into the national laws of the EU Member States for undertaking the Commercialization of the Product in the Territory are expressly excluded and hereby expressly waived by Chiesi.

(iv) All those provisions which by their scope and nature extend beyond the Term, including Article I, Section 2.1(d) to (h), Article VI, Section 7.1, Section 9.3, Sections 10.1, 10.2 and 10.6, and Article XI, shall survive any expiration or termination of this Agreement, and remain in full force and effect.

ARTICLE X

CONFIDENTIALITY

10.1 Confidential Information. All Confidential Information disclosed by a Party or any of its Affiliates to the other Party or any of its Affiliates before or during the Term shall not be used by the receiving Party or any of its Affiliates except in connection with the activities contemplated by this Agreement, shall be maintained in confidence by the receiving Party and its Affiliates, and shall not otherwise be disclosed by the receiving Party or its Affiliates to any Third Party (except as set forth in the remainder of this Article X), without the prior written consent of the disclosing Party, except to the extent that the Confidential Information:

(a) was known or used by the receiving Party or any of its Affiliates prior to its date of disclosure by the disclosing Party;

(b) either before or after the date of the disclosure to the receiving Party hereunder or under the Confidentiality Agreement is lawfully disclosed to the receiving Party or any of its Affiliates by a Third Party rightfully in possession of and with the right to disclose such Confidential Information other than under an obligation of confidentiality;

(c) either before or after the date of the disclosure to the receiving Party hereunder or under the Confidentiality Agreement becomes generally known to the public through no fault or omission on the part of the receiving Party or its Affiliates;

(d) is independently developed by or for the receiving Party or any of its Affiliates without reference to or reliance upon any of the other Party’s Confidential Information; or

(e) is required to be disclosed by the receiving Party or its Affiliates to comply with Applicable Laws, which may include the rules of Euronext, of the US Securities and Exchange Commission, or of any other stock exchange, or to defend or prosecute litigation or arbitration or to comply with legal process; provided that, the receiving Party provides prior written notice of such disclosure to the disclosing Party (to the extent feasible) and only discloses Confidential Information of the other Party to the extent necessary for such legal compliance or litigation purpose; and provided, further, that (i) the receiving Party shall use, or shall cause its Affiliates, as the case may be, to use, reasonable efforts to obtain confidential treatment, or the equivalent, from Euronext,

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

CONFIDENTIAL	EXECUTION COPY

the US Securities and Exchange Commission, or other securities trading institution of any financial information or other information of a competitive or confidential nature, and shall include in such confidentiality request such provisions of this Agreement as may be reasonably requested by the disclosing Party, and (ii) such information shall otherwise remain Confidential Information (subject to the exceptions in this Section 10.1).

Notwithstanding the foregoing, paragraphs (a), (b) and (d) shall not alter the requirement to keep the terms and conditions of this Agreement confidential, as set forth herein, subject to the remainder of this Article X.

10.2 Employee, Director, Consultant and Advisor Obligations. Chiesi and uniQure each agrees that it and its Affiliates shall provide Confidential Information received from the other Party only to the receiving Party’s employees, directors, consultants, agents and advisors, and to the employees, directors, consultants, agents and advisors of the receiving Party’s Affiliates, who have a need to know such Confidential Information to assist the receiving Party in fulfilling its obligations under this Agreement and who are bound by obligations of confidentiality and non-use that are at least as restrictive as those set forth in this Agreement. Each Party shall remain responsible for any failure by any of its or its Affiliates’ employees, directors, consultants, agents and advisors to treat such Confidential Information as required under this Article X.

10.3 Publicity.

(a) Following execution of this Agreement, the Parties shall jointly or separately issue a press release, in a text to be agreed upon between the Parties in advance, announcing the execution of this Agreement and the Co-Development and License Agreement.

(b) Each Party shall only issue press releases (other than the press release pursuant to paragraph (a) above) or make other public disclosures regarding this Agreement or the Parties’ activities under this Agreement (each such press release or public disclosure, a “Subject Disclosure”):

(i) that have been approved in writing in advance by the other Party (such approval not to be unreasonably withheld, conditioned or delayed), including Subject Disclosures that describe one or more of the following:

(A)	the filing for or receipt of Marketing Authorization with respect to the Product in the Territory;

(B)	the receipt of Price and Reimbursement Approval for the Product in the Territory;

(C)	the receipt of any regulatory exclusivity for the Product in the Territory;

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

CONFIDENTIAL	EXECUTION COPY

(D)	the achievement of any commercial milestone pursuant to Section 2.1(c)(ii); or

(E)	the first Party’s presence or participation at scientific, financial or investor forums;

(ii) subject to Section 10.3(c), if advised by counsel to issue such Subject Disclosure in order to comply with Applicable Laws, which may include the disclosure rules of the US Securities and Exchange Commission or a similar regulatory agency in a country in the Territory or of Euronext or any other stock exchange of other securities trading institution; or

(iii) subject to Section 10.3(c), if the contents of such Subject Disclosure have previously been made public other than through a breach of this Article X by a Party.

(c) Unless not feasible under the circumstances because of the need to comply with Applicable Laws or stock exchange rules, the Party making a Subject Disclosure shall provide the other Party with a draft Subject Disclosure at least [†] Business Days prior to its intended publication for the other Party’s review. Such other Party may provide the first Party with suggested modifications to the draft Subject Disclosure. The first Party shall consider in good faith the other Party’s timely provided suggestions in issuing such Subject Disclosure.

(d) For clarity, nothing in this Agreement shall restrict (i) each Party from issuing press releases or making other public disclosures regarding such Party’s development, manufacturing or commercialization activities with respect to any product other than the Product, or (ii) uniQure from issuing press releases or making other public disclosures regarding uniQure’s development, manufacturing or commercialization activities with respect to the Product outside the Field or Territory.

10.4 Other Disclosures. Notwithstanding anything in this Agreement to the contrary, each Party shall have the right to disclose the other Party’s Confidential Information (including the terms of this Agreement) (as applicable):

(a) to such Party’s then-current or potential investors, lenders, acquirers, investment bankers, and other Third Parties in connection with financing, partnering (to the extent consistent with this Agreement) and acquisition activities, solely on a need-to-know basis and under obligations of confidentiality and non-use that are at least as restrictive as those set forth in this Article X;

(b) as required by the existing license agreements between uniQure and its Third Party licensors;

(c) to enforce Patents, Trademarks and other Intellectual Property Rights in accordance with Sections 2.2(a) and 7.2; or

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

CONFIDENTIAL	EXECUTION COPY

(d) to such Party’s then-current or potential collaborators, and Third Party contractors (including contract manufacturers and Sub-distributors) for purposes of engaging in the Manufacture or Commercialization of the Product as contemplated hereunder, solely on a need-to-know basis and under obligations of confidentiality and non-use that are at least as restrictive as those set forth in this Article X.

10.5 Publications.

(a) Notwithstanding Section 10.3 and Section 10.4, a Party (the “Publishing Party”) which is, or whose Affiliates is, seeking to publish or publicly present scientific or technical data, results or other information with respect to the Product shall provide the other Party and the JCC with a copy of any proposed publication or presentation at least [†] days (or at least [†] days in the case of abstracts or oral public presentations) prior to submission for publication or presentation so as to provide such other Party with an opportunity to recommend any changes it reasonably believes are necessary to continue to maintain such other Party’s Confidential Information in accordance with the requirements of this Agreement or to not jeopardize the patentability of any results or data.

(b) If the non-Publishing Party notifies the Publishing Party that such publication or presentation, in the non-Publishing Party’s reasonable judgment, (i) discloses an invention for which the non-Publishing Party desires to seek patent protection, or (ii) contains any Confidential Information of the non-Publishing Party, or could be expected to have an adverse effect on the commercial value of any Confidential Information disclosed by the non-Publishing Party to the Publishing Party, the Publishing Party shall delete such Confidential Information from the proposed publication or presentation and shall further delay such publication or presentation for a period reasonably sufficient to permit the timely preparation and filing of a patent application(s) on any invention disclosed in such publication or presentation (but no more than [†] days from the date of the non-Publishing Party’s notice thereof).

10.6 Term. All obligations of confidentiality imposed under this Article X shall expire [†] years following termination or expiration of this Agreement, except to the extent any Existing Third Party License between uniQure and its Third Party licensors extends such obligations; provided, however, that the receiving Party shall maintain the confidentiality of any of the other Party’s trade secrets indefinitely until such trade secret is no longer a trade secret.

ARTICLE XI

MISCELLANEOUS

11.1 Entire Agreement, Amendments. This Agreement and the attachments hereto contain the entire understanding and agreement of the Parties with respect to the subject matter hereof and cancel and supersede any and all prior negotiations, correspondence, understandings and agreements between the Parties, whether oral or written, regarding such subject matter, including the Memorandum of Understanding dated 21 December 2012 and the Confidentiality Agreement, but expressly excluding the Co-Development and License Agreement. Except for the rights expressly conferred on

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

CONFIDENTIAL	EXECUTION COPY

the JSC or JCC, this Agreement cannot be modified except by a written document bearing the signatures of both Parties. The same applies to any waiver of this written form requirement.

11.2 Assignments. Except as expressly provided herein, neither this Agreement nor any rights and obligations hereunder shall be assignable by a Party without the prior written consent of the other Party; provided, however, that a Party may assign this Agreement to any Affiliate or to any successor in interest by way of merger, acquisition or sale of all or substantially all of its assets to which this Agreement relates, provided that such successor agrees in writing to be bound by the terms of this Agreement as if it were the assigning Party. This Agreement shall be binding upon the successors and permitted assigns of the Parties. Any assignment not in accordance with this Section 11.2 shall be void.

11.3 Severability. Should any provision of this Agreement be or become invalid, ineffective or unenforceable as a whole or in part, the validity, effectiveness and enforceability of the remaining provisions shall not be affected thereby. Any such invalid, ineffective or unenforceable provision shall be deemed replaced by such valid, effective and enforceable provision as comes closest to the economic intent and the purpose of such invalid, ineffective or unenforceable provision. The aforesaid shall apply mutatis mutandis to any gap in this Agreement.

11.4 Notices. Other than as expressly specified in this Agreement, all notices and consents required to be provided hereunder shall be in writing and provided by hand, by recorded delivery mail (return receipt requested), by facsimile, or by recognized overnight courier service to the other Party at its address or facsimile number shown below or such other address or facsimile number notified by such other Party from time to time.

If to uniQure, addressed to:

uniQure Biopharma B.V.

P.O. Box 22506

1100 DA Amsterdam

The Netherlands

Attention: CEO

Fax: +31 20 566 9272

If to Chiesi, addressed to:

Chiesi Farmaceutici S.p.A.

Via Palermo, 26/A

43122 Parma

Italy

Attention: CEO

Copy to: Corporate Development, Head and General Counsel

Fax: +39 0521 774468

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

CONFIDENTIAL	EXECUTION COPY

11.5 Waiver. Any failure of either Party to enforce any provision hereof shall not constitute a waiver by that Party of its right subsequently to enforce the same or any other provision hereof. The waiver of any provision of this Agreement shall only be effective if in writing signed by the Party claimed to have waived such provision.

11.6 Force Majeure. Neither Party shall lose any rights hereunder or be liable to the other Party for damages or losses on account of failure of performance by the defaulting Party if the failure is occasioned by war, civil insurrection, strike, fire, Act of God, earthquake, tempest, flood, epidemic, blackout, lockout, embargo, governmental acts or orders or restrictions, delays in delivery and non-supply by exclusive suppliers, where such delay or non-supply occurs as a result of such Force Majeure, or any other reason where failure to perform is beyond the reasonable control of such Party (each a “Force Majeure Event”) and such failure to perform is not caused by the negligence, intentional conduct or misconduct of the non-performing Party and such Party has exerted all reasonable efforts to avoid or remedy such Force Majeure Event; provided, however, that in no event shall a Party be required to settle any labor dispute or disturbance.

11.7 Independence. The relationship between the Parties is that of independent contractors and neither Party shall have the power to bind or obligate the other Party in any manner. It is further understood and agreed that neither Party nor its Affiliates, nor its and their respective directors, officers and employees, shall be deemed an agent or employee of the other Party or its Affiliates.

11.8 Third Party Beneficiaries. All rights, benefits and remedies under this Agreement are solely intended for the benefit of uniQure and Chiesi. No Third Party shall have any rights whatsoever to (i) enforce any obligation contained in this Agreement; (ii) seek a benefit or remedy for any breach of this Agreement; or (iii) take any other action relating to this Agreement under any legal theory, including but not limited to, actions in contract, tort (including negligence, gross negligence and strict liability), or as a defense, setoff or counterclaim to any action or claim brought or made by the Parties.

11.9 Governing Law, Dispute Resolution. The validity and interpretation of this Agreement shall be governed by the laws of England without regard to its conflicts of laws principles and to the express exclusion of the United Nations Conventions on Contracts for the International Sale of Goods (CISG). Any dispute arising under, out of or relating to this Agreement shall be referred to and finally determined under the Rules of Arbitration of the International Chamber of Commerce by three (3) arbitrators appointed in accordance with the said Rules. The place of arbitration shall be London, United Kingdom. The language to be used in said proceedings shall be English.

11.10 Costs. Except as expressly provided in this Agreement or as separately agreed upon in writing between the Parties, each Party shall bear its own costs incurred in connection with the implementation of the obligations under this Agreement.

11.11 Construction. Each Party agrees that this Agreement shall be interpreted without regard to any presumption or rule requiring construction against the Party causing this Agreement to be drafted.

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

CONFIDENTIAL	EXECUTION COPY

11.12 Language. This Agreement shall be written and executed in, and all other communications under or in connection with this Agreement shall be in, the English language. Any translation into any other language shall not be an official version thereof, and in the event of any conflict in interpretation between the English version and such translation, the English version shall control.

11.13 Counterparts. This Agreement may be executed simultaneously in any number of counterparts, any one of which need not contain the signature of more than one Party but all such counterparts taken together shall constitute one and the same agreement. A pdf file of this Agreement contained in an email, including the signed signature pages hereto, will be deemed to be an original.

[Signature Page Follows]

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

CONFIDENTIAL	EXECUTION COPY

IN WITNESS WHEREOF, the Parties have executed this Commercialization Agreement as of the Effective Date.

UNIQURE BIOPHARMA B.V.		UNIQURE BIOPHARMA B.V.

By:	/s/ Piers Morgan	By:	/s/ Hans Preusting
Name:	Mr. Piers Morgan	Name:	Mr. Hans Preusting
Title:	Chief Financial Officer	Title:	Business Development,
Vice President

CHIESI FARMACEUTICI S.p.A.		CHIESI FARMACEUTICI S.p.A.

By:	/s/ Alberto Chiesi	By:	/s/ Ugo Di Francesco
Name:	Mr. Alberto Chiesi	Name:	Mr. Ugo Di Francesco
Title:	President	Title:	CEO

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

CONFIDENTIAL	EXECUTION COPY

SCHEDULE 1.9

Certificate of Analysis

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

CONFIDENTIAL	EXECUTION COPY

CONTROLLED DOCUMENT - CONFIDENTIAL Certificate of Analysis uniQure SMS number Product Glybera® Drug Product (Final Product) Part number C0114 rev. Batch number Production stage Drug product Expiry date Page 1 of 1 Test, Method Physical state, (QC-AIM-0006) Colour, (QC-AIM-0006) Clarity, (QC-AIM-0042) Sub-visible Particles, (Ph Eur.2.9.19) pH, (QC-AIM-0013) Osmolality, (QC-AIM-0017) Extractable Volume, (QC-AIM-0037) Specification Liquid, practically free from visible particulates Colourless 4-16 NTU ≤ 600 particles ≥ 25 µm 6000 particles ≥ 10 um 6.9-7.3 420 - 470 mOsmol/kg ≥1.0 mL Result LPL cDNA confirmation by PCR, (QC-AIM-0019) Capsid protein composition by microfluidic electrophoresis, (QC-AIM-0031) Single product band detected of mobility visually comparable to the reference standard band Three major bands of visually comparable mobility and intensity to the corresponding reference standard bands Genome copies, (QC-AIM-0009) Total Protein, (QC-AIM-0022) Sucrose by refraction index, (QC-AIM-0008) 2.3 x 10^12 - 3.7 x 10^12 gc/mL 200 - 600 µg/mL 4.6-5.3% (w/w) Infectious vector titre (SOP051) LPL expression, potency (QC-AIM-0030) 5.5 x 10^10 - 3 8 x 10^11 ip/ml 0.9 - 3.9 U/mL AAV protein purity by micro fluidic electrophoresis, (QC-AIM-0031) Ratio full: infectious particles, (QC-AIM-0044) (genome copies: infectious vector titre) Monomeric particles, (QC-AIM-0028) ≥ 95% ≤ 51 gc/ip ≥ 98% Protein impurities by microfluidic electrophoresis, (QC-AIM-0031) Particle aggregate by DLS, (QC-AIM-0028) Impurity 1: ≤ 2 0% Impurity 2; ≤ 4% No other (new) impurities ≥ 1% ≤ 2.0% Residual SF+ Protein, (ATM-0162) Residual SF+ DNA, (ATM-0192) Residual Baculovirus DNA, (QC-AIM-0024) < 400 ng/mL (LOQ) > 0 5 µg/mL (LOQ) ≤ 1.2 µg/ml Bacterial endotoxins, (SG029) Sterility. (SB261) ≤ 1 EU/mL Sterile Remarks : Conclusion Authorized signature Name Date Visiting address Postal address tel +31 (0)20 566 7394 Meibergdreef 61 P.O.Box 22506 fax +31 (0)20 566 9272 1105 BA Amsterdam 1100 DA Amsterdam info@uniqure.com The Netherlands The Netherlands

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

CONFIDENTIAL	EXECUTION COPY

SCHEDULE 1.10 Certificate of Compliance Document No: Revision No: Page No: Effective date: QA-SOP-XXX-0036-EX Preparation of Certificates - Exhibit X: 1 of 1 Certificate of Release uniQure Product name: Date manufactured: Quantity: Expiry/retest date: Batch number: Storage conditions: Manufacturer: uniQure Production Site: Meibergdreef 61, 1105 BA Amsterdam, The Netherlands Release tests: ☐: All test results are within approved specifications. Certification statement: uniQure is certified by the Dutch Health Authorities (Ministerie van VWS), per manufacturing licence number 108990F, to manufacture biological products (gene therapies). I hereby certify that this batch has been manufactured at the above-stated site in full compliance with the EU GMP requirements, and meets the authorized quality specifications registered in uniQures’ quality systems. The batch manufacturing and analytical records were reviewed and are found to be in compliance with GMP. Name: Position: Qualified Person Signature: Date:

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

CONFIDENTIAL	EXECUTION COPY

SCHEDULE 1.63

Patents

UniQure Patent Portfolio: GLYBERA

[†]	[†]	[†]	[†]	[†]	[†]	[†]
[†]
[†]	[†]	[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]	[†]

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

CONFIDENTIAL	EXECUTION COPY

[†]
[†]	[†]	[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]	[†]

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

CONFIDENTIAL	EXECUTION COPY

[†]	[†]	[†]	[†]	[†]	[†]	[†]
[†]
[†]	[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]	[†]	[†]
[†]
[†]	[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]	[†]

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

CONFIDENTIAL	EXECUTION COPY

[†]

[†]	[†]	[†]	[†]	[†]	[†]
[†]
[†]	[†]	[†]	[†]	[†]	[†]
[†]			[†]
[†]
[†]	[†]	[†]	[†]	[†]	[†]
[†]
[†]
[†]	[†]	[†]	[†]	[†]	[†]
[†]
		[†]	[†]	[†]	[†]
[†]
[†]	[†]	[†]	[†]	[†]	[†]
[†]
[†]
[†]	[†]	[†]	[†]	[†]	[†]
[†]
		[†]	[†]	[†]
		[†]	[†]	[†]
		[†]	[†]
[†]
[†]	[†]	[†]	[†]	[†]	[†]
[†]
[†]
[†]	[†]	[†]	[†]	[†]	[†]
[†]

[†]

[†]

[†]

[†]

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

CONFIDENTIAL	EXECUTION COPY

SCHEDULE 1.66

Product

Glybera: AAV1_LPLS447X

Marketing Authorization Numbers: EU/1/12/791/001

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

CONFIDENTIAL	EXECUTION COPY

SCHEDULE 1.78

Initial Specifications

Module 3	Glybera	uniQure
3.2.P.5	[alipogene tiparvovec]

1.	SPECIFICATIONS

Before QC testing the samples taken from the drug product batch are stored at the same conditions and subjected to one freeze thaw cycle.

The proposed release and shelf life specifications for Glybera drug product are shown in Table 1 below:

Table 1: Release and shelf life specifications for Glybera

Test parameter	Acceptance Criteria
General tests and tests for contamination
Appearance	[†]
Colour	[†]
Clarity	[†]
Sub-visible particles	[†] [†]
pH	[†]
Osmolality	[†]
Extractable volume	[†]
Identity
LPL cDNA confirmation by PCR	[†]
Capsid protein composition by microfluidic electrophoresis	[†]
Content
Genome copies [vector-particle concentration]	[†]
Total protein	[†]
Sucrose by refractive index	[†]
Biological Activity
Infectious vector titre	[†]
LPL expression (Potency)	[†]

Version No. 2.0	CONFIDENTIAL	Page 1 of 2

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

CONFIDENTIAL	EXECUTION COPY

Module 3	Glybera	uniQure
3.2.P.5	[alipogene tiparvovec]

Purity
AAV protein purity by microfliudic electrophoresis	[†]
Ratio of full: infectious particles (genome copies: infectious particles) [Ratio of vector-particle concentration to infectious particles]	[†]
Monomeric particles	[†]
Product related impurities
Protein impurities by microfluidic electrophoresis	[†]
[†]
[†]
Particle aggregates	[†]
Process-related Impurities
Residual expresSF+ protein	[†]
Residual expresSF+ DNA	[†]
Residual baculovirus DNA	[†]
Contaminants
Bacterial endotoxins	[†]
Sterility	[†]

[1]	LOQ
[2]	LOQ

Version No. 2.0	CONFIDENTIAL	Page 2 of 2

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION0

CONFIDENTIAL	EXECUTION COPY

SCHEDULE 2.2(a)

Trademarks

uniQure’s Trademark Portfolio: GLYBERA – uniQure

Catchword	Type	Country	Classes	Appl. No.	Appl. Date	Reg. No.	Reg. date	Ren. Date	Applicant	Status
G Device	Logotype	EU	05, 44	8640609	10/26/2009.	8640609	5/10/2010.	10/26/2019.	uniQure IP B.V.	Registered
GLYBERA	Wordmark	EU	05, 44	5901269	5/1/2007.	5901269	5/14/2009.	5/1/2017.	uniQure IP B.V.	Registered
GLYBERA	Wordmark	TR	05	2007026778	17.05.2007	200726778	17.05.2007	17.05.2017	uniQure IP B.V.	Registered
GLYBERA	Wordmark	RU	05	2008707340	13.03.2008	377215	20.04.2009	13.03.2018	Amsterdam Molecular Therapeutics (AMT) Holding N.V.	Registered
GLYBERA	Wordmark	CH	05	551392007	14.05.2007	562178	11.09.2007	14.05.2017	Amsterdam Molecular Therapeutics (AMT) Holding N.V.	Registered
GLYBERA	Wordmark	IS	05	14642007	14.05.2007	8122007	04.07.2007	04.07.2017	Amsterdam Molecular Therapeutics (AMT) Holding N.V.	Registered
GLYBERA	Wordmark	NO	05	200705606	15.05.2007	241553	19.10.2007	19.10.2017	Amsterdam Molecular Therapeutics (AMT) Holding N.V.	Registered
GLYBERA	Wordmark	DZ	05	72791	24.10.2007				Amsterdam Molecular Therapeutics (AMT) Holding N.V.	Pending
GLYBERA	Wordmark	EG	05	208229	22.10.2007				Amsterdam Molecular Therapeutics (AMT) Holding N.V.	Pending

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

CONFIDENTIAL	EXECUTION COPY

GLYBERA	Wordmark	MA	05	113550	23.10.2007	113550	23.10.2007	23.10.2017	Amsterdam Molecular Therapeutics (AMT) Holding N.V.	Registered
GLYBERA	Wordmark	TN	05	EE072667	24.10.2007	EE72667	19.05.2009	24.10.2017	Amsterdam Molecular Therapeutics (AMT) Holding N.V.	Registered
GLYBERA device	Logotype	EU	05, 44	8640641	10/26/2009.	8640641	5/10/2010.	10/26/2019.	uniQure IP B.V.	Registered
UNIQURE	Wordmark	EU	01, 05, 42, 44	10431005	11/21/2011.	10431005	4/25/2012.	11/21/2011.	uniQure IP B.V.	Registered

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

CONFIDENTIAL	EXECUTION COPY

SCHEDULE 2.2(b)

uniQure Trademark Guidelines

uniQure

TRADEMARK GUIDELINES

The trademarks of uniQure BiopharmaB.V. and its subsidiary uniQure IP B.V. - hereinafter “uniQure” or “Company” - are valuable and important intellectual property assets of the Company. It is crucial that you protect the value of our trademarks by using them properly. These guidelines, which are updated from time to time, set out our policies for your use of such assets.

If you are a licensee of uniQure trademarks, your license agreement will specify the trademarks that you are authorized to use and may provide additional special trademark usage guidelines. You may NOT use our trademarks in a manner that incorrectly suggests that uniQure sponsors or endorses or is otherwise associated with your activities, products, and services, except as set forth in your license agreement with us.

Registered trademarks:

UniQure is owner of the following trademark registrations in the European Union:

Trademark	Type	Country	goods/services	Reg. No.	Reg. Date
GLYBERA	word	EU	Class 5: Pharmaceutical products; biological preparations for use in medical and clinical gene therapy and cell therapy; clinical medical reagents for use in gene therapy; gene diagnosis, and gene testing; pharmaceutical preparations, vaccines for use in gene therapy: gene therapy and prophylaxis products; all the aforementioned goods exclusively in the treatment of metabolic disorders including such disorders which are single gene disorders and disorders which are a result of one more mutations within the lipoprotein lipase gene	5901269	5/14/2009

			Class 44: Gene delivery, gene transfer, gene regulation and gene modulation for the treatment of metabolic disorders, including such disorders which are single gene disorders, and disorders which are a result of one more mutations within in the lipoprotein lipase gene, ocular disorders

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

CONFIDENTIAL	EXECUTION COPY

word and device	EU	Class 5: Pharmaceutical products; biological preparations for use in medical and clinical gene therapy and cell therapy; clinical medical reagents for use in gene therapy, gene diagnosis, and gene testing; pharmaceutical preparations, vaccines for use in gene therapy; gene therapy and prophylaxis products, all the aforementioned goods exclusively in the treatment of metabolic disorders including such disorders which are single gene disorders and disorders which are a result of one more mutations within the lipoprotein lipase gene	8640641	5/10/2010

		Class 44: Gene delivery, gene transfer, gene regulation and gene modulation for the treatment of metabolic disorders, including such disorders which are single gene disorders, and disorders which are a result of one more mutations within the lipoprotein lipase gene and ocular disorders

device	EU	Class 5: Viral systems, gene therapy systems, nucleic acid delivery systems, viral vectors, non-viral vectors, gene therapy vectors, nucleic acid delivery vectors, and cells transformed by viral vectors, non-viral vectors, gene therapy vectors or nucleic acid delivery vectors for medical purposes; pharmaceutical products; biological preparations for use in medical and clinical gene therapy, nucleic acid-based therapy and cell therapy; clinical medical reagents for use in nucleic acid-based therapy, gene therapy, cell therapy, gene diagnosis and gene testing; pharmaceutical preparations, vaccines, prophylaxis products and other products for use in nucleic acid-based therapy, gene therapy and cell therapy	8640609	5/10/2010

		Class 44: Gene and nucleic acid delivery, gene and nucleic acid transfer, gene and nucleic acid regulation and gene and nucleic acid modulation for the treatment of metabolic disorders, ocular disorders, diseases of the nervous system, blood disorders, liver disorders, muscular disorders, muscular skeletal disorders, cancers, infectious diseases, inflammatory and auto-immune diseases, vascular disorders, inherited disorders, genetic disorders and single gene disorders.

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

CONFIDENTIAL	EXECUTION COPY

UNIQURE	word	EU	Class 1: Viral systems, gene therapy systems, nucleic acid delivery systems, viral vectors, non-viral vectors, gene therapy vectors, nucleic acid delivery vectors, and cells transformed by viral vectors, non-viral vectors, gene therapy vectors and nucleic acid delivery vectors for non-medical research purposes	10431005	4/25/2012

Class 5: Viral systems, gene therapy systems, nucleic acid delivery systems, viral vectors, non-viral vectors, gene therapy vectors, nucleic acid delivery vectors, and cells transformed by viral vectors, non-viral vectors, gene therapy vectors or nucleic acid delivery vectors for medical purposes; pharmaceutical products; biological preparations for use in medical and clinical gene therapy, nucleic acid-based therapy and cell therapy; clinical medical reagents for use in nucleic acid-based therapy, gene therapy, cell therapy, gene diagnosis and gene testing; pharmaceutical preparations, vaccines, prophylaxis products and other products for use in nucleic acid-based therapy, gene therapy and cell therapy

Class 42: Research, product development and consultancy in the field of biotechnology, biologics, pharmaceutics, medical science, chemistry and biochemistry

Class 44: Gene and nucleic acid delivery, gene and nucleic acid transfer, gene and nucleic acid regulation and gene and nucleic acid modulation for the treatment of metabolic disorders, ocular disorders, diseases of the nervous system, blood disorders, liver disorders, muscular disorders, muscular skeletal disorders, cancers, infectious diseases, inflammatory and auto-immune diseases, vascular disorders, inherited disorders, genetic disorders and single gene disorders.

UniQure is also the owner of the other trademark registrations and applications in the Territory identified in Schedule 2.2(a).

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

CONFIDENTIAL	EXECUTION COPY

Basic Trademark Rules:

•	The most prominent use (which is usually the first use of our registered trademarks in a title, heading, and text of a document) should have the superscripted registered trademark symbol ®. If that symbol is not available, then use (R).

•	Distinguish our trademarks. Visually set off our trademarks from the surrounding text.

•	Our trademarks are never plural or possessive.

•	Never modify the form of our trademarks, whether the trademarks are an acronym, word, words or graphic design. Unless otherwise specifically permitted in writing, word trademarks should not be modified by abbreviations, translations or connections (e.g., by a hyphen or otherwise) to other words or trademarks. Our trademarks should not be split over any lines. All logos should be reproduced in strict compliance with the established graphical form.

•	Colors of our trademarks. The preferred treatment for the company logo is as follows:

The logo has to be displayed in printed letters. Only the “Q” is in upper case.

•	Attribute our trademarks by properly acknowledging our ownership interest in them (e.g., “Glybera is a trademark or registered trademark of uniQure IP B.V.”). Such attribution statement may appear in any conventional location within a document or packaging (e.g., header, footer, footnote, etc.).

•	Logo, size and proportion treatments. The “Glybera” word and device mark and the “G” device mark (logos) set forth in the table above must always be reproduced exactly as pictured in the table above, in the specific typefaces shown. No other typefaces are permitted. The logos can be reproduced in color or black& white and may be proportionately enlarged or reduced so long as legibility is ensured. uniQure reserves the right to introduce specific requirements as to the color and font size of its trademarks and logos. The logos are independent trademarks and should not be incorporated into other trademarks, logos, and artwork. The logos may appear in proximity to a licensee’s trademarks and logos and other artwork, but with a clear visual separation.

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

CONFIDENTIAL	EXECUTION COPY

•	Inquiries regarding the Trademark Guidelines. In case of inquiries regarding these Trademark Guidelines uniQure may be contacted at the following address: Meibergdreef 61, 1105 BA Amsterdam, The Netherlands.

•	Updates of the Trademark Guidelines. uniQure may at any time make changes to these Trademark Guidelines with a future effect. uniQure will give licensee no less than three (3) months prior written notice if changes are made to the Trademark Guidelines.

***

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

CONFIDENTIAL	EXECUTION COPY

SCHEDULE 2.3

Definition

Fully Loaded Cost of Goods

Item per 50 L batch	Costs* [EUR]
Clean room occupancy	[†]
Cell bank vial	[†]
Virus banks vials	[†]
Raw materials	[†]
External release assays (QC)	[†]
External QP	[†]
Personnel (MF, QC, QA)	[†]
Packaging (incl. release)	[†]
Stability study batch allocation	[†]

Total	[†]

Norms:

Number of patients per batch	[†]

Batch success rate	[†]%

Result Fully loaded costs:

COG per patient	EUR [†]*

COG per batch	EUR [†]*

COG relevant for Glybera Manufacturing Cost Reimbursement:

COG per patient	EUR [†]*

COG per batch	EUR [†]*

* = as of the Effective Date

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

CONFIDENTIAL	EXECUTION COPY

SCHEDULE 2.4(d)

Minimum Order Quantity

The minimum Order Quantity is [†] patient doses.

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

CONFIDENTIAL	EXECUTION COPY

SCHEDULE 2.6

Technology Transfer

The following is a non-exhaustive list describing key steps which the Parties would typically envisage for a transfer of the Manufacturing of the Product to another manufacturing site:

Steps	Estimated Timelines
• if transferred to a Third Party manufacturer: select and contract manufacturer party	[†]
• tech transfer (on paper)	[†]
• obtain time slot	[†]
• process validation at CMO	[†]
• file type II variation	[†]
• review and approval type II variation	[†]

Total	[†]

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

CONFIDENTIAL	EXECUTION COPY

SCHEDULE 3.1

MA/MAA Filing and Maintenance Activities and Fees Template

State	Activity	Fee Allocation	Responsible Party	Timeline
Albania

Andorra

Bosnia and Herzegovina

Croatia

Macedonia

Monaco

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

CONFIDENTIAL	EXECUTION COPY

Montenegro

Republic of San Marino

Serbia

Switzerland

Vatican City

Algeria

Armenia

Azerbaijan

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

CONFIDENTIAL	EXECUTION COPY

Belarus

Brazil

China

Egypt

Georgia

Kazakhstan

Kirghizstan

Mexico

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

CONFIDENTIAL	EXECUTION COPY

Moldova

Morocco

Pakistan

Russia

Tajikistan

Tunisia

Turkey

Turkmenistan

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

CONFIDENTIAL	EXECUTION COPY

Ukraine

Uzbekistan

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

CONFIDENTIAL	EXECUTION COPY

SCHEDULE 3.2

Regulatory Plan

A.	For the EU Member States:

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

CONFIDENTIAL	EXECUTION COPY

Regulatory plan for Glybera

1. Quality

1.1 Specific Obligations

[†]

Source	Name	Description	Due date	Status	Progress

[†]	[†]	[†]	[†]	[†] [†]	[†] [†]

[†]	[†]	[†]	[†]	[†] [†]	[†] [†]

[†]	[†]	[†]	[†]	[†] [†]	[†] [†]

[†]	[†]	[†]	[†]	[†] [†]	[†] [†]

Version [†]	Page 1 of 5

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

CONFIDENTIAL	EXECUTION COPY

Source	Name	Description	Due date	Status	Progress
[†]	[†]	[†]	[†]	[†]	[†] [†]
[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†] [†]	[†]	[†]

The [†] has been submitted [†].

Version [†]	Page 2 of 5

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

CONFIDENTIAL	EXECUTION COPY

1.2 Commitments

The commitments listed below [†].

Source	Name	Description	Due date	Status
[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]

[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]	[†]

Version [†]	Page 3 of 5

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

CONFIDENTIAL	EXECUTION COPY

1.3 Other variations

Variation	Description	Plannedsubmission date	Status
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]
[†]	[†]	[†]	[†]

*	To be integrated in the stability programme as part of [†]

Version [†]	Page 4 of 5

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

CONFIDENTIAL	EXECUTION COPY

2. Clinical

Specific Obligations as agreed during the authorisation procedure as described in[†].

[†]	[†]	[†]	[†]
[†] [†]	[†]	[†]	[†]
[†] [†]	[†]	[†]	[†]

3. Paediatric Investigation Plan

[†]

Version [†]	Page 5 of 5

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

CONFIDENTIAL	EXECUTION COPY

B.	For the Territory outside of the EU Member States:

The Parties shall agree upon the Regulatory Plan for any remaining countries of the Territory outside of the EU Member States in the first meeting of the JCC after the Effective Date.

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

CONFIDENTIAL	EXECUTION COPY

SCHEDULE 7.3

Existing Third Party Licenses

Overview:

Licensor	Title of Agreement	Date	Relevant Intellectual Property Rights (including quality of license, i.e. exclusive / non-exclusive rights)
Xenon Pharmaceuticals Inc. (formerly Xenon Genetics Inc.)	Sublicense and research agreement between Xenon Genetics Inc. and Amsterdam Molecular Therapeutics BV	June 18, 2001	Exclusive sublicensable, not further sublicensable without written consent

[†]	[†] License Agreement - Nonexclusive	May 2, 2007	Non-exclusive, sub-licensable upon written approval prior review

[†]	License agreement Amendment No1 to the license agreement	December 5, 2006 March 12, 2012	Non-exclusive, non-sublicensable

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

CONFIDENTIAL	EXECUTION COPY

[†]	License agreement	December 20, 2006	Exclusive, non-transferable and non-assignable

[†]	License agreement between[†]and Amsterdam Molecular Therapeutics BV[†]	February 8, 2008	Non-exclusive, non-transferable

[†]	Non-exclusive license agreement	September 3, 2010	Non-exclusive, sublicensable

[†]	License agreement – non-exclusive [†] License agreement – non-exclusive [†]	March 22, 2007 June 13, 2012	Non-exclusive, non-sublicensable Exclusive (with respect to Product), sublicensable

Text of Agreements:

[full text of agreements to be provided to Chiesi on CD-ROM within [†]Business Days after signing of this Agreement]

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

CONFIDENTIAL	EXECUTION COPY

SCHEDULE 8.1(a)

Commercially Reasonable Efforts

At all times during the Term Chiesi shall in no event use less than Commercially Reasonable Efforts to Commercialize the Product as further described in this Schedule 8.1(a). Such efforts shall include:

Compliance with Marketing Plan and Budget

Chiesi shall perform all activities related to the Commercialization of the Product set forth in the marketing plan and budget to be agreed upon between the Parties annually (the “Marketing Plan”). The Marketing Plan shall require Chiesi to perform promotional activities typically applied in the pharmaceutical industry for orphan drugs, to draw the attention and interest to the Product and to render technical support to explain the efficacy of the Product, including detailing and training physicians, pharmacists or other prescribers. The detailing of the Products shall include: (a) regular visits and calls made to physicians and pharmacists by Chiesi’s marketing/detailing staff to provide Product information; and (b) activities implemented to call the attention of physicians, pharmacists and other prescribers such as organizing conferences, seminars, physicians- and pharmacists training sessions(including responsibility of the risk management plan (RMP) required with training materials in local language), lectures, mailings with announcements and product brochures, publications in professional magazines, and participation in trade exhibitions or symposia, subject to the requirements and limitations of any Applicable Laws.

The Marketing Plan shall further include details on the responsibility of Chiesi for (a) the provision and review of marketing materials, (b) training and maintaining a sufficient number of suitably qualified sales force, (c) training and maintaining a sufficient number of suitably qualified medical personnel, (d) collection and conveyance to uniQure of general market data (including customer requirements with respect to the Product; market analysis; and competition.

The Marketing Plan for[†], attached hereto as Appendix A, sets forth the obligations of Chiesi in connection with the First Commercial Sale of the Product in the Territory.

Allocation of Minimum FTEs

Chiesi shall allocate a minimum number of FTEs in the Territory as follows (“Minimum FTEs”):

•	[†]after the Effective Date: [†] FTEs

•	[†]after the Effective Date: [†] FTEs

•	[†]after the Effective Date: [†] FTEs

•	[†]after the Effective Date: [†] FTEs

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

CONFIDENTIAL	EXECUTION COPY

•	[†]after the Effective Date: [†] FTEs

Beginning in[†], prior to[†] of each year, Chiesi shall submit the Marketing Plan for any subsequent years to uniQure for its review and approval, which shall not be unreasonably withheld or delayed.

Setting of Target Price

First Submission ([†]) by[†]

Notwithstanding the provisions hereunder, but without prejudice to Section 4.1(f)(ii), the Parties hereby agree that[†] shall submit a dossier to the competent reimbursement body in [†] ([†]) before[†], which shall include a target manufacturer selling price ([†]) (the “Target Price”) of no less than EUR [†]. In case upon further investigation [†]. The Target Price submitted to the [†] is to be used as reference price in the other European countries mentioned below and hence such Target Price shall be used for all submissions by [†] in such other European countries.

[†] shall start with the Commercialization of the Product in [†] irrespective of the competent reimbursement body having rendered its final decision, provided all other requirements to start Commercializing the Product in[†] have been fulfilled.

Timelines for Price and Reimbursement Submissions in other European countries by Chiesi, unless otherwise agreed upon between the Parties in due course

[†]

[†]Before end of : timeline to be agreed upon between the Parties after having obtained the Price and Reimbursement Approval in [†]

[†]: Before end [†]

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

CONFIDENTIAL	EXECUTION COPY

SCHEDULE 8.1(b)

Approved Activities

1.	[†]Agreement: EUR [†]plus travel costs for [†](consisting of EUR [†] including[†], plus excluding [†]costs)

2.	[†]Agreement: EUR [†]

3.	Development of the[†]for the development of the [†]will be covered by [†].

4.	[†]Advisory board: Approx. EUR [†]

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

CONFIDENTIAL	EXECUTION COPY

SCHEDULE 9.1 Upstream Licenses Relevant for Condition Precedent

Licensor	Title of Agreement	Date	Note
Xenon Pharmaceuticals Inc. (formerly Xenon Genetics Inc.)	Sublicense and research agreement between Xenon Genetics Inc. and Amsterdam Molecular Therapeutics BV	June 18, 2001	Exclusive sublicensable, not further sublicensable without written consent

[†]	[†]	May 2, 2007	Non-exclusive, sub-licensable upon written approval prior review

[†]	License agreement Amendment No1 to the license agreement	December 5, 2006 March 12, 2012	Non-exclusive, non-sublicensable

[†]	License agreement	December 20, 2006	Exclusive, non-transferable and non-assignable

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

CONFIDENTIAL	EXECUTION COPY

[†]	License agreement between[†] and Amsterdam Molecular Therapeutics BV[†]	February 8, 2008	Non-exclusive, non-transferable

Note:

The Parties agree that the condition precedent may be fulfilled not only by subcontracting of the rights and licenses licensed by uniQure as licensee under the Existing Third Party Licenses but also by equivalent arrangements mutually agreed between the Parties and the respective Third Party licensor (for instance in cases, where the Third Party licensor (such as [†]) is of the opinion that a sublicense is not required for the activities performed by Chiesi, its Affiliates and Sub-distributors in connection with this Agreement).

[†] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION